-------------------------------------------------------------------------------
                    1996 SUPPLEMENTAL FINANCIAL STATEMENTS
-------------------------------------------------------------------------------



RESTATED 1996 FINANCIAL STATEMENTS REFLECTING THE
MERGER OF U. S. BANCORP INTO FIRST BANK SYSTEM, INC.









[Logo]U.S. BANCORP

--------------------------------------------------------------------------------
                                     U.S. BANCORP
--------------------------------------------------------------------------------

CONTENTS

CONSOLIDATED
FINANCIAL STATEMENTS               2

NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS               6

REPORT OF
INDEPENDENT AUDITORS              28

FIVE-YEAR CONSOLIDATED
FINANCIAL STATEMENTS              31

QUARTERLY CONSOLIDATED
FINANCIAL DATA                    33

SUPPLEMENTAL FINANCIAL
DATA AND TABLES                   36

EXHIBITS 11 AND 12                48

SHAREHOLDER
INQUIRIES                      BACK COVER


[Map]

/ /        BANKING REGION
 -         CORPORATE TRUST OFFICES
-TRIANGLE- LEASING OFFICES

ABOUT THE COMPANY

The new U.S. Bancorp is a multistate bank holding company headquartered in Minneapolis, Minnesota. Through our bank and other subsidiaries, we offer a wide array of financial products and services to individuals, businesses and institutions.

    On August 1, 1997, First Bank System, Inc. ("FBS") of Minneapolis acquired
U. S. Bancorp of Portland, Oregon, and adopted the U.S. Bancorp name. Until the two companies are fully integrated in 1998, customers will continue to recognize our banking offices by the names First Bank, Colorado National Bank or U.S. Bank. First Trust and many of our other affiliates also will keep their existing names in the near term. All of our banking locations eventually will conduct business as U.S. Bank.

    As of the merger date, the new U.S. Bancorp was the 14th largest U.S. commercial bank holding company, with assets of approximately $70 billion. Our market capitalization of more than $20 billion placed us among the top 10 bank holding companies.

    U.S. Bancorp, through its bank and other subsidiaries, is a market leader serving millions of customers in 17 contiguous states from the Midwest to the Rocky Mountains to the Pacific Northwest. Our banking customers have choices of convenient, multiple distribution channels, including nearly 1,000 branches, more than 4,500 automated teller machines, 24-hour telephone service centers, and PC banking. Nationally, we're a leader in specialty businesses such as corporate trust, electronic card payment systems, and leasing. And we offer investment products that have ranked among the best available.*

    U.S. Bancorp is listed on the New York Stock Exchange under the ticker symbol USB. Our home page on the World Wide Web is located at http://www.fbs.com, and additional information for U.S. Bank customers is available at http://www.usbank.com.


* Not FDIC insured, no guarantee, may lose value.

Note: This report provides restated 1996 supplemental financial statements reflecting the August 1, 1997, merger of U. S. Bancorp into FBS. The transaction was accounted for as a pooling-of-interests. Accordingly, the accompanying supplemental consolidated financial information reflects the results of operations of the two companies on a combined basis for all periods presented. For copies of the 1996 annual reports for U. S. Bancorp and FBS, please call Investor and Corporate Relations, (612) 973-2434.

--------------------------------------------------------------------------------
                                  FINANCIAL SUMMARY
--------------------------------------------------------------------------------



                                                                                          Percent Change
(Dollars in Millions, Except Per Share Data)                          1996           1995      1995-1996
--------------------------------------------------------------------------------------------------------
Income before nonrecurring items . . . . . . . . . . . . . . . .  $1,142.1       $  953.5           19.8%
Nonrecurring items . . . . . . . . . . . . . . . . . . . . . . .      76.6          (56.4)             *
                                                                  -----------------------
Net income . . . . . . . . . . . . . . . . . . . . . . . . . . .  $1,218.7       $  897.1           35.8
                                                                  -----------------------
                                                                  -----------------------

PER COMMON SHARE
Primary net income . . . . . . . . . . . . . . . . . . . . . . .  $   4.74       $   3.51           35.0
Fully diluted net income . . . . . . . . . . . . . . . . . . . .      4.69           3.46           35.5
Earnings on a cash basis (fully diluted)** . . . . . . . . . . .      5.20           3.76           38.3
Dividends paid . . . . . . . . . . . . . . . . . . . . . . . . .      1.65           1.45           13.8
Common shareholders' equity. . . . . . . . . . . . . . . . . . .     22.82          21.11            8.1

PER COMMON SHARE BEFORE NONRECURRING ITEMS
Primary income . . . . . . . . . . . . . . . . . . . . . . . . .      4.44           3.74           18.7
Fully diluted income . . . . . . . . . . . . . . . . . . . . . .      4.39           3.68           19.3
Earnings on a cash basis (fully diluted)** . . . . . . . . . . .      4.90           3.98           23.1
                                                                  -----------------------

FINANCIAL RATIOS
Return on average assets . . . . . . . . . . . . . . . . . . . .      1.81%          1.42%             *
Return on average common equity. . . . . . . . . . . . . . . . .      21.1           17.2              *
Efficiency ratio . . . . . . . . . . . . . . . . . . . . . . . .      53.0           59.0              *
Net interest margin (taxable-equivalent basis) . . . . . . . . .      5.05           5.10              *

SELECTED FINANCIAL RATIOS BEFORE NONRECURRING ITEMS
Return on average assets . . . . . . . . . . . . . . . . . . . .      1.69           1.51              *
Return on average common equity. . . . . . . . . . . . . . . . .      19.8           18.3              *
Efficiency ratio . . . . . . . . . . . . . . . . . . . . . . . .      52.3           56.3              *
                                                                  -----------------------
                                                                  -----------------------

AT YEAR END
Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 52,355       $ 49,345            6.1%
Allowance for credit losses. . . . . . . . . . . . . . . . . . .       993            908            9.4
Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    69,749         65,668            6.2
Total shareholders' equity . . . . . . . . . . . . . . . . . . .     5,763          5,342            7.9
Tangible common equity to total assets***. . . . . . . . . . . .       6.7%           6.9%             *
Tier 1 capital ratio . . . . . . . . . . . . . . . . . . . . . .       7.6            7.4              *
Total risk-based capital ratio . . . . . . . . . . . . . . . . .      11.9           11.4              *
Leverage ratio . . . . . . . . . . . . . . . . . . . . . . . . .       7.5            7.0              *
--------------------------------------------------------------------------------------------------------

* NOT MEANINGFUL.
** CALCULATED BY ADDING AMORTIZATION OF GOODWILL AND OTHER INTANGIBLE ASSETS TO
   NET INCOME.
*** DEFINED AS COMMON EQUITY LESS GOODWILL AS A PERCENTAGE OF TOTAL ASSETS LESS
    GOODWILL.


U.S. Bancorp                                                                   1

--------------------------------------------------------------------------------
                              CONSOLIDATED BALANCE SHEET
--------------------------------------------------------------------------------


At December 31 (In Millions, Except Shares)                                                     1996          1995
------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $ 4,813        $ 4,253
Federal funds sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         95            255
Securities purchased under agreements to resell. . . . . . . . . . . . . . . . . . . . .        803            516
Trading account securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        231            366
Available-for-sale securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6,473          6,423
Held-to-maturity securities (fair value: 1996 - $811; 1995 - $886) . . . . . . . . . . .        797            865
Loans    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     52,355         49,345
  Less allowance for credit losses . . . . . . . . . . . . . . . . . . . . . . . . . . .        993            908
                                                                                            ----------------------
  Net loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     51,362         48,437
Bank premises and equipment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,018          1,047
Interest receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        377            391
Customers' liability on acceptances. . . . . . . . . . . . . . . . . . . . . . . . . . .        497            530
Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3,283          2,585
                                                                                            ----------------------
         Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $69,749        $65,668
                                                                                            ----------------------
                                                                                            ----------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
  Noninterest-bearing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $14,344        $12,367
  Interest-bearing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     35,012         33,412
                                                                                            ----------------------
         Total deposits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     49,356         45,779
Federal funds purchased. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,672          2,718
Securities sold under agreements to repurchase . . . . . . . . . . . . . . . . . . . . .      1,729          1,196
Other short-term funds borrowed. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3,191          4,070
Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5,369          4,583
Company-obligated mandatorily redeemable preferred securities of subsidiary trusts
  holding solely the junior subordinated debentures of the parent company. . . . . . . .        600             --
Acceptances outstanding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        497            530
Other liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,572          1,450
                                                                                            ----------------------
         Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     63,986         60,326
Shareholders' equity:
  Preferred stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        150            253
  Common stock, par value $1.25 a share - authorized 500,000,000 shares;
    issued: 1996 - 252,883,487 shares; 1995 - 249,329,637 shares . . . . . . . . . . . .        316            312
  Capital surplus. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,929          1,868
  Retained earnings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3,809          3,275
  Unrealized gain on securities, net of tax. . . . . . . . . . . . . . . . . . . . . . .          5             32
  Less cost of common stock in treasury: 1996 - 6,877,497 shares;
    1995 - 8,297,756 shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (446)          (398)
                                                                                            ----------------------
         Total shareholders' equity. . . . . . . . . . . . . . . . . . . . . . . . . . .      5,763          5,342
                                                                                            ----------------------
         Total liabilities and shareholders' equity. . . . . . . . . . . . . . . . . . .    $69,749        $65,668
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.



2                                                                   U.S. Bancorp

--------------------------------------------------------------------------------
                           CONSOLIDATED STATEMENT OF INCOME
--------------------------------------------------------------------------------


Year Ended December 31 (In Millions, Except Per-Share Data)                                    1996           1995           1994
---------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Loans    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $    4,537.7   $    4,373.4   $    3,686.6
Securities:
  Taxable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        420.5          420.3          535.1
  Exempt from federal income taxes . . . . . . . . . . . . . . . . . . . . . . . . . .         71.0           59.8           62.8
Other interest income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         85.2           67.3           63.5
                                                                                       ------------------------------------------
         Total interest income . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5,114.4        4,920.8        4,348.0

INTEREST EXPENSE
Deposits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,441.3        1,416.7        1,121.1
Federal funds purchased and repurchase agreements. . . . . . . . . . . . . . . . . . .        197.9          218.2          190.8
Other short-term funds borrowed. . . . . . . . . . . . . . . . . . . . . . . . . . . .        192.3          189.8           68.3
Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        303.8          273.4          227.2
Company-obligated mandatorily redeemable preferred securities of subsidiary trusts
  holding solely the junior subordinated debentures of the parent company. . . . . . .          2.8             --             --
                                                                                       ------------------------------------------
         Total interest expense. . . . . . . . . . . . . . . . . . . . . . . . . . . .      2,138.1        2,098.1        1,607.4
                                                                                       ------------------------------------------
Net interest income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2,976.3        2,822.7        2,740.6
Provision for credit losses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        271.2          239.1          243.7
                                                                                       ------------------------------------------
Net interest income after provision for credit losses. . . . . . . . . . . . . . . . .      2,705.1        2,583.6        2,496.9

NONINTEREST INCOME
Service charges on deposit accounts. . . . . . . . . . . . . . . . . . . . . . . . . .        377.2          345.0          346.7
Credit card fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        354.1          303.9          248.9
Trust fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        302.3          241.1          224.5
Investment products fees and commissions . . . . . . . . . . . . . . . . . . . . . . .         59.7           49.8           56.4
Securities gains (losses). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20.8            3.0         (124.2)
Termination fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        190.0             --             --
State income tax refund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         65.0             --             --
Gain on sale of mortgage banking operations, branches and other assets . . . . . . . .         71.4           39.9           62.9
Other    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        345.2          330.6          299.7
                                                                                       ------------------------------------------
         Total noninterest income. . . . . . . . . . . . . . . . . . . . . . . . . . .      1,785.7        1,313.3        1,114.9

NONINTEREST EXPENSE
Salaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        964.5          927.5          974.9
Employee benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        218.2          209.9          224.4
Net occupancy. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        179.4          183.4          190.7
Furniture and equipment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        175.2          184.5          184.4
Goodwill and other intangible assets . . . . . . . . . . . . . . . . . . . . . . . . .        130.1           76.0           72.5
Other personnel costs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         83.4           62.4           60.8
Advertising and marketing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         61.2           59.2           65.1
Telephone. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         60.2           58.4           61.1
Professional services. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         58.0           59.2           65.9
FDIC insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11.9           64.5          105.7
SAIF special assessment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         61.3             --             --
Merger, integration, and resizing. . . . . . . . . . . . . . . . . . . . . . . . . . .         88.1           98.9          166.2
Merger-related severance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           --             --           56.5
Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        454.9          492.0          503.9
                                                                                       ------------------------------------------
         Total noninterest expense . . . . . . . . . . . . . . . . . . . . . . . . . .      2,546.4        2,475.9        2,732.1
                                                                                       ------------------------------------------
Income from continuing operations before income taxes. . . . . . . . . . . . . . . . .      1,944.4        1,421.0          879.7
Applicable income taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        725.7          523.9          311.5
                                                                                       ------------------------------------------
Income from continuing operations. . . . . . . . . . . . . . . . . . . . . . . . . . .      1,218.7          897.1          568.2
Loss from discontinued operations. . . . . . . . . . . . . . . . . . . . . . . . . . .           --             --           (8.5)
                                                                                       ------------------------------------------
Net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $    1,218.7   $      897.1   $      559.7
                                                                                       ------------------------------------------
                                                                                       ------------------------------------------
Net income applicable to common equity . . . . . . . . . . . . . . . . . . . . . . . . $    1,200.3   $      877.4   $      534.9
                                                                                       ------------------------------------------
                                                                                       ------------------------------------------

EARNINGS PER COMMON SHARE
Average common and common equivalent shares. . . . . . . . . . . . . . . . . . . . . .  253,240,035    249,621,299    251,634,478
Income from continuing operations. . . . . . . . . . . . . . . . . . . . . . . . . . . $       4.74   $       3.51   $       2.16
Loss from discontinued operations. . . . . . . . . . . . . . . . . . . . . . . . . . .           --             --           (.03)
                                                                                       ------------------------------------------
Net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $       4.74   $       3.51   $       2.13
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.



U.S. Bancorp                                                                   3

--------------------------------------------------------------------------------
                    CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY
--------------------------------------------------------------------------------

                                                                                                     Unrealized
                                                                                                         Gains/
                                                    Common                                           (Losses) on
                                                    Shares   Preferred    Common   Capital  Retained Securities, Treasury
(In Millions, Except Shares)                   Outstanding*      Stock     Stock   Surplus  Earnings Net of Tax    Stock**   Total
----------------------------------------------------------------------------------------------------------------------------------
BALANCE DECEMBER 31, 1993. . . . . . . . . .  244,023,773    $  428.1  $  311.8  $1,932.3  $2,617.8  $   65.2    $(169.4) $5,185.8
Net income . . . . . . . . . . . . . . . . .                                                  559.7                          559.7
Dividends declared:
  Preferred. . . . . . . . . . . . . . . . .                                                  (24.8)                         (24.8)
  Common . . . . . . . . . . . . . . . . . .                                                 (276.5)                        (276.5)
Purchase and retirement of treasury stock. .   (8,813,879)                 (6.7)   (103.0)    (70.1)              (120.8)   (300.6)
Repurchase of stock warrants . . . . . . . .                                         (2.3)                                    (2.3)
Issuance of common stock:
  Acquisition of Boulevard Bancorp, Inc.   .    6,227,649                   1.9      54.9                          149.4     206.2
  Acquisition of Far West Federal
    Savings Bank . . . . . . . . . . . . . .    1,819,807                   2.3      13.9      12.6      (1.0)                27.8
  Other acquisitions . . . . . . . . . . . .    1,385,806                                     (13.9)                48.1      34.2
  Dividend reinvestment. . . . . . . . . . .      597,937                    .5      11.4      (1.2)                 6.3      17.0
  Stock option and stock purchase plans. . .    2,751,619                   1.9      19.7     (17.6)                42.7      46.7
  Stock warrants exercised . . . . . . . . .      687,175                    .2       1.1     (10.4)                17.0       7.9
Redemption of preferred stock. . . . . . . .                   (160.0)                         (7.0)                        (167.0)
Common stock issued to redeem
  subordinated debt. . . . . . . . . . . . .        6,560                              .1                                       .1
Change in unrealized gains/(losses). . . . .                                                           (209.3)              (209.3)
                                              ------------------------------------------------------------------------------------
BALANCE DECEMBER 31, 1994. . . . . . . . . .  248,686,447       268.1     311.9   1,928.1   2,768.6    (145.1)     (26.7)  5,104.9
Net income . . . . . . . . . . . . . . . . .                                                  897.1                          897.1
Dividends declared:
  Preferred. . . . . . . . . . . . . . . . .                                                  (19.7)                         (19.7)
  Common . . . . . . . . . . . . . . . . . .                                                 (327.4)                        (327.4)
Purchase and retirement of treasury stock. .  (16,888,542)                 (6.2)   (169.6)                        (545.2)   (721.0)
Issuance of common stock:
  Acquisitions . . . . . . . . . . . . . . .    2,788,619                    .3       4.3      (3.7)               104.7     105.6
  Dividend reinvestment. . . . . . . . . . .      505,138                    .3       8.0                            9.3      17.6
  Stock option and stock purchase plans. . .    2,845,176                   1.6      51.1     (36.3)                54.6      71.0
  Stock warrants exercised . . . . . . . . .       42,039                                      (1.3)                 1.6        .3
Redemption/conversion of preferred stock . .       92,479       (14.9)                         (2.2)                 3.9     (13.2)
Common stock issued to redeem
  subordinated debt. . . . . . . . . . . . .    2,960,525                   3.7      46.0                                     49.7
Change in unrealized gains/(losses). . . . .                                                            177.0                177.0
                                              ------------------------------------------------------------------------------------
BALANCE DECEMBER 31, 1995. . . . . . . . . .  241,031,881       253.2     311.6   1,867.9   3,275.1      31.9     (397.8)  5,341.9
Net income . . . . . . . . . . . . . . . . .                                                1,218.7                        1,218.7
Dividends declared:
  Preferred. . . . . . . . . . . . . . . . .                                                  (18.4)                         (18.4)
  Common . . . . . . . . . . . . . . . . . .                                                 (406.9)                        (406.9)
Purchase and retirement of treasury stock. .  (26,146,456)                (17.0)   (688.2)                        (784.9) (1,490.1)
Issuance of common stock:
  Acquisitions . . . . . . . . . . . . . . .   23,751,183                  19.8     677.2     (44.4)               384.2   1,036.8
  Dividend reinvestment. . . . . . . . . . .      312,878                    .2       6.1                           11.5      17.8
  Stock option and stock purchase plans. . .    3,494,810                   1.5      66.1     (96.5)               119.7      90.8
Redemption/conversion of preferred stock . .    3,561,694      (103.2)                       (118.2)               221.4        --
Change in unrealized gains/(losses). . . . .                                                            (27.2)               (27.2)
                                              ------------------------------------------------------------------------------------
BALANCE DECEMBER 31, 1996. . . . . . . . . .  246,005,990     $ 150.0    $316.1  $1,929.1  $3,809.4    $  4.7   $ (445.9) $5,763.4
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

 *  DEFINED AS TOTAL COMMON SHARES LESS COMMON STOCK HELD IN TREASURY.
** ENDING TREASURY SHARES WERE 6,877,497 AT DECEMBER 31, 1996, 8,297,756 AT DECEMBER 31, 1995, AND 767,000 AT DECEMBER 31, 1994.
    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.



4                                                                   U.S. Bancorp

--------------------------------------------------------------------------------
                         CONSOLIDATED STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

Year Ended December 31 (In Millions)                                                           1996           1995           1994
---------------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
Net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 1,218.7       $  897.1       $  559.7
Adjustments to reconcile net income to net cash provided by operating activities:
  Provision for credit losses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      271.2          239.1          243.7
  (Gains) losses on available-for-sale securities. . . . . . . . . . . . . . . . . . . .      (20.8)          (3.0)         120.4
  Depreciation and amortization of bank premises and equipment . . . . . . . . . . . . .      150.2          158.9          156.1
  Provision for deferred income taxes  . . . . . . . . . . . . . . . . . . . . . . . . .       51.0           23.5          (48.8)
  Amortization of goodwill and other intangible assets . . . . . . . . . . . . . . . . .      130.1           75.9           72.5
  Merger, integration, and resizing. . . . . . . . . . . . . . . . . . . . . . . . . . .       88.1           98.9          222.7
  Gains on sales of operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (71.4)         (39.9)         (62.9)
  Changes in operating assets and liabilities, excluding the effects of purchase acquisitions:
    Decrease (increase) in trading account securities. . . . . . . . . . . . . . . . . .      135.0         (129.7)          48.4
    Decrease in loans held for sale. . . . . . . . . . . . . . . . . . . . . . . . . . .       87.9          129.2        1,133.5
    (Increase) decrease in accrued receivables . . . . . . . . . . . . . . . . . . . . .     (157.9)         (28.3)         (70.0)
    Increase (decrease) in accrued liabilities . . . . . . . . . . . . . . . . . . . . .      126.7          106.7          (24.9)
  Other - net. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (163.5)         (77.7)          13.5
                                                                                          ---------------------------------------
    Net cash provided by operating activities. . . . . . . . . . . . . . . . . . . . . .    1,845.3        1,450.7        2,363.9
                                                                                          ---------------------------------------
INVESTING ACTIVITIES
Net cash (used) provided by:
  Interest-bearing deposits with banks . . . . . . . . . . . . . . . . . . . . . . . . .       (4.1)          30.2           78.7
  Loans outstanding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (2,019.1)      (3,376.9)      (3,300.2)
  Securities purchased under agreements to resell. . . . . . . . . . . . . . . . . . . .     (247.5)         226.6         (218.3)
Available-for-sale securities:
  Sales  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,694.8        3,052.8        2,217.2
  Maturities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,120.9        1,138.3        1,518.7
  Purchases. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (1,419.1)      (1,842.8)      (1,990.5)
Investment securities:
  Sales  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         --            3.9             --
  Maturities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      114.2          367.2        1,034.4
  Purchases. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         --          (53.2)        (709.5)
Proceeds from sales of other real estate . . . . . . . . . . . . . . . . . . . . . . . .      127.9          120.2          156.5
Proceeds from sales of bank premises and equipment . . . . . . . . . . . . . . . . . . .       44.5           90.3           23.3
Purchases of bank premises and equipment . . . . . . . . . . . . . . . . . . . . . . . .     (165.4)        (137.5)        (193.8)
Sales of loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      147.9          507.1          124.2
Purchases of loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (19.5)          (4.6)        (572.8)
Cash and cash equivalents of acquired subsidiaries . . . . . . . . . . . . . . . . . . .      245.8           55.4           98.5
Acquisitions, net of cash received . . . . . . . . . . . . . . . . . . . . . . . . . . .      (38.3)        (113.2)          52.6
Sales of subsidiary operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (70.3)          23.1          152.7
Other - net. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (40.3)         (26.6)          10.4
                                                                                          ---------------------------------------
    Net cash provided (used) by investing activities . . . . . . . . . . . . . . . . . .      472.4           60.3       (1,517.9)
                                                                                          ---------------------------------------
FINANCING ACTIVITIES
Net cash provided (used) by:
  Deposits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       78.4         (118.7)      (4,102.8)
  Federal funds purchased and securities sold under agreements to repurchase . . . . . .     (697.6)      (1,791.9)       2,438.4
  Short-term borrowings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (868.3)       2,115.9           96.9
Sales of deposits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         --         (858.0)            --
Purchases of deposits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         --             --           11.1
Long-term debt transactions:
  Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,004.0        1,726.6        2,509.7
  Principal payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (1,238.1)      (1,184.6)      (1,582.8)
Issuance of Company-obligated mandatorily redeemable preferred securities of subsidiary
  trusts holding solely the junior subordinated debentures of the parent company . . . .      600.0             --             --
Redemption of preferred stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         --          (13.2)        (167.0)
Proceeds from dividend reinvestment, stock option, and stock purchase plans. . . . . . .      108.6           88.6           63.7
Repurchase of common stock and stock warrants. . . . . . . . . . . . . . . . . . . . . .   (1,490.1)        (721.0)        (302.9)
Stock warrants exercised . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         --             .3            7.9
Cash dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (414.8)        (344.5)        (296.8)
                                                                                          ---------------------------------------
    Net cash used by financing activities. . . . . . . . . . . . . . . . . . . . . . . .   (1,917.9)      (1,100.5)      (1,324.6)
                                                                                          ---------------------------------------
    Change in cash and cash equivalents. . . . . . . . . . . . . . . . . . . . . . . . .      399.8          410.5         (478.6)
Cash and cash equivalents at beginning of year . . . . . . . . . . . . . . . . . . . . .    4,508.3        4,097.8        4,576.4
                                                                                          ---------------------------------------
    Cash and cash equivalents at end of year . . . . . . . . . . . . . . . . . . . . . .  $ 4,908.1      $ 4,508.3      $ 4,097.8
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.



U.S. Bancorp                                                                   5

--------------------------------------------------------------------------------
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A  SIGNIFICANT ACCOUNTING POLICIES

U.S. Bancorp, formerly known as First Bank System, Inc., (the "Company") or ("USB") is the organization created by the merger of First Bank System, Inc. and U.S. Bancorp. The Company is a regional multibank holding company that provides banking and other financial services principally to domestic markets. See Note C for information regarding the merger. The Company has five primary businesses that operate principally in the 17 states of Minnesota, Oregon, Washington, Colorado, California, Idaho, Nebraska, North Dakota, Nevada, South Dakota, Montana, Iowa, Illinois, Utah, Wisconsin, Kansas, and Wyoming. Retail Banking delivers products and services to the broad consumer market and small-businesses through branch offices, telemarketing, direct mail, and automated teller machines ("ATMs"). Payment Systems includes consumer and business credit cards, corporate and purchasing card services, card-accessed secured and unsecured lines of credit, ATM processing and merchant processing. Business Banking and Private Financial Services includes middle-market banking services, private banking and personal trust. Commercial Banking provides lending, treasury management, and other financial services to middle-market, large corporate, and mortgage banking companies. Corporate Trust and Institutional Financial Services includes institutional and corporate trust services, investment management services, and a full-service brokerage company.

BASIS OF PRESENTATION The consolidated financial statements include the accounts of the Company and its subsidiaries. The consolidation eliminates all significant intercompany accounts and transactions. Certain items in prior periods have been reclassified to conform to the current presentation.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual experience could differ from those estimates.

SECURITIES

TRADING ACCOUNT SECURITIES Debt and equity securities held for resale in anticipation of short-term market movements are classified as trading account securities and reported at fair value. Realized and unrealized gains or losses are recorded in noninterest income.

AVAILABLE-FOR-SALE SECURITIES These securities are not trading account securities but may be sold before maturity in response to changes in interest rates, prepayment risk, and funding sources or terms, or to meet liquidity needs. They are carried at fair value with unrealized net gains or losses reported in shareholders' equity. When sold, the amortized cost of the specific securities is used to compute the gain or loss.

HELD-TO-MATURITY SECURITIES Included in held-to-maturity securities are those securities which management has the positive intent and ability to hold to maturity. These securities are stated at cost, as adjusted for accretion of discounts or amortization of premiums, computed by the interest method. The adjusted cost of the specific security sold is used to compute the gains or losses on the sale.

LOANS

Loans are reported net of unearned income. Interest income is accrued on the unpaid principal balances. Loan and commitment fees are deferred and recognized over the loan and/or commitment period as yield adjustments.

ALLOWANCE FOR CREDIT LOSSES Management determines the adequacy of the allowance based on evaluations of the loan portfolio and related off-balance sheet commitments, recent loss experience, and other pertinent factors, including economic conditions. This evaluation is inherently subjective as it requires estimates, including amounts of future cash collections expected on nonaccrual loans that may be susceptible to significant change. The allowance for credit losses relating to impaired loans is based on the loans' observable market price, the collateral for certain collateral-dependent loans, or the discounted cash flows using the loans' effective interest rate. The allowance is increased through provisions charged to operating earnings and reduced by net charge-offs.

NONACCRUAL LOANS Generally loans (including impaired loans) are placed on nonaccrual status when the collection of interest or principal has become 90 days past due or is otherwise considered doubtful. When a loan is placed on nonaccrual status, unpaid interest is reversed. Future interest payments are generally applied against principal.

LEASES Certain subsidiaries engage in both direct and leveraged lease financing. The net investment in direct financing leases is the sum of all minimum lease payments and estimated residual values, less unearned income and investment tax credits. Unearned income is added to interest income over the terms of the leases to produce a level yield.

    The investment in leveraged leases is the sum of all lease payments (less nonrecourse debt payments) plus estimated residual values, less unearned income. Unearned income is added to loan interest income over the positive years of the net investment.


6                                                                   U.S. Bancorp

LOANS AND MORTGAGES HELD FOR SALE These loans are carried at the lower of cost or market value as determined on an aggregate basis by type of loan.

OTHER REAL ESTATE Other real estate ("ORE"), which is included in other assets, is property acquired through foreclosure or other proceedings. ORE is initially recorded at fair value and carried at the lower of cost or fair value, less estimated selling costs. The property is evaluated regularly and any decreases in the carrying amount are included in noninterest expense.

DERIVATIVE FINANCIAL INSTRUMENTS

INTEREST RATE SWAPS AND CONTRACTS The Company uses interest rate swaps and contracts (forwards, options, caps and floors) to manage its interest rate risk, as a financial intermediary, and in its trading operations. The Company does not enter into these contracts for speculative purposes. Income or expense on swaps and contracts designated as hedges of assets, liabilities or commitments is recorded as an adjustment to interest income or expense. If the swap or contract is terminated, the gain or loss is deferred and amortized over the remaining life of the underlying asset or liability. If the hedged instrument is disposed of, the swap or contract agreement is marked to market with any resulting gain or loss included with the gain or loss from the disposition. The initial bid/offer spread on intermediated swaps is deferred and recognized in trading account profits and commissions over the life of the agreement. Intermediated swaps and all other interest rate contracts are marked to market and resulting gains or losses are recorded in trading account profits and commissions.

OTHER SIGNIFICANT POLICIES

BANK PREMISES AND EQUIPMENT Bank premises and equipment are stated at cost less accumulated depreciation and amortized primarily on a straight-line method basis.

    Capital leases, less accumulated amortization, are included in bank premises and equipment. The lease obligations are included in long-term debt. Capitalized leases are amortized on a straight-line basis over the lease term and the amortization is included in depreciation expense.

INTANGIBLE ASSETS Goodwill, the price paid over the book value of acquired businesses, is included in other assets and is amortized over periods ranging up to 25 years. Other intangible assets are amortized over their estimated useful lives, which range from seven to fifteen years, using straight-line and accelerated methods, as appropriate.

INCOME TAXES Deferred taxes are recorded to reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and the financial reporting amounts at each year-end.

STATEMENT OF CASH FLOWS For the purposes of reporting cash flows, cash equivalents include cash and due from banks and federal funds sold.

STOCK-BASED COMPENSATION The Company grants stock options for a fixed number of shares to employees with an exercise price equal to the fair value of the shares at the date of grant. The Company accounts for stock option grants in accordance with APB Opinion No. 25, "Accounting for Stock Issued to Employees," and accordingly recognizes no compensation expense for the stock option grants.

PER SHARE CALCULATIONS Primary earnings per share is computed by dividing net income (less preferred stock dividends) by the average number of common shares and dilutive common stock equivalents outstanding during the year. To compute the dilutive effect of restricted common shares, the treasury stock method is applied to the unvested portion of the shares granted and the related unamortized expense. Fully diluted earnings per share computations assume the conversion of the Series 1991A preferred stock during the period that the stock was outstanding.

NOTE B  ACCOUNTING CHANGES

ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF Effective January 1, 1996, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," which requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset is not recoverable. During 1996, the Company recorded a $24.1 million adjustment to the carrying value of certain bank premises following a decision to sell several buildings in connection with the streamlining of the branch distribution network. See Note L for further discussion.

    The Company also performed an evaluation of those intangible assets not covered by SFAS 121 and recorded a charge of $29.5 million to reduce the carrying value of credit card holder and core deposit intangibles to their fair value. The Company performed this analysis of the fair value following its reassessment of business alternatives for a segment of its credit card portfolio and a change in the mix of deposits at certain acquired entities, respectively.

ACCOUNTING FOR STOCK-BASED COMPENSATION SFAS 123, "Accounting for Stock-Based Compensation," establishes a new fair value based accounting method for stock-based compensation plans. As permitted by the Statement, the Company continues to apply the accounting provisions of APB 25, "Accounting for Stock Issued to Employees," in determining net income. Refer to Note M for the required pro forma disclosures had SFAS 123 been applied.


U.S. Bancorp                                                                   7

ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES SFAS 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," addresses whether the transfer of financial assets should be accounted for as a sale and removed from the balance sheet, or as a financing recognized as a borrowing. The Statement uses a "financial components" approach which focuses on control to determine whether assets have been sold. If the entity has surrendered control over the transferred assets, the transaction is considered a sale. Control is considered surrendered only if the seller has no legal right to the assets, even in bankruptcy; the buyer has the right to pledge or exchange the assets; and the seller does not maintain effective control over the assets through an agreement to repurchase or redeem them. SFAS 125 is effective for transactions occurring after December 31, 1996, and is to be applied prospectively, with earlier or retroactive application not permitted. The adoption of SFAS 125 is not expected to have a material effect on the Company.

NOTE C  BUSINESS COMBINATIONS AND DIVESTITURES

U.S. BANCORP On August 1, 1997, First Bank System, Inc. ("FBS") issued 109.9 million common shares to acquire U.S. Bancorp ("USBC") and amended its Certificate of Incorporation to increase the number of common shares which it has authority to issue from 200 million shares to 500 million shares. As of the acquisition date, the combined institution, now known as U.S. Bancorp, had approximately $70 billion in assets, $49 billion in deposits and served nearly four million households and 475,000 businesses in 17 contiguous states from Illinois to Washington. The Company exchanged .755 shares of its common stock for each share of USBC common stock. USBC's outstanding stock options also were converted into stock options for the Company's common stock. In addition, each outstanding share of USBC cumulative preferred stock was converted into one share of preferred stock of the combined company having substantially identical terms. The transaction was accounted for as a pooling-of-interests. Accordingly, the Company's financial statements have been restated for all periods prior to the acquisition to include the accounts and operations of USBC. These supplemental financial statements, giving retroactive effect to the merger of USBC, will become the Company's historical financial statements upon issuance of its quarterly financial statements for the period ending September 30, 1997.

    Operating results of FBS and USBC individually, as previously reported, and the combined company, reflecting certain reclassifications to conform to the current presentation, for the three years ended December 31, 1996, were:

                                                     Year ended December 31
                                                   -----------------------------
(In Millions)                                         1996       1995      1994
--------------------------------------------------------------------------------
FBS
  Net interest income . . . . . . . . . . . . . . .$1,533.0   $1,440.2  $1,419.4
  Loss from discontinued operations . . . . . . . .      --         --       8.5
  Net income. . . . . . . . . . . . . . . . . . . .   739.8      568.1     305.0
UBC
  Net interest income . . . . . . . . . . . . . . . 1,466.6    1,399.4   1,335.7
  Net income. . . . . . . . . . . . . . . . . . . .   478.9      329.0     254.7
Combined Company
  Net interest income . . . . . . . . . . . . . . . 2,976.3    2,822.7   2,740.6
  Loss from discontinued operations . . . . . . . .      --         --       8.5
  Net income. . . . . . . . . . . . . . . . . . . . 1,218.7      897.1     559.7
--------------------------------------------------------------------------------

CALIFORNIA BANCSHARES, INC. On June 6, 1996, the Company acquired California Bancshares, Inc. ("CBI"), a holding company for a multi-bank commercial banking operation serving the East San Francisco Bay Area and the Central Valley of Northern California. CBI had $1.6 billion in assets and $1.4 billion in deposits. The total value of the transaction, accounted for as a purchase, was approximately $325 million. Pro forma results of operations have not been presented as the effects of the acquisition were not significant to the Company's 1996 results of operations.

FIRSTIER FINANCIAL, INC. On February 16, 1996, the Company issued 16.5 million shares to complete its acquisition of Omaha-based FirsTier Financial, Inc. ("FirsTier"). FirsTier had $3.7 billion in assets, $2.9 billion in deposits, and 63 offices in Nebraska and Iowa. Under terms of the purchase agreement, the Company exchanged .8829 shares of its common stock for each common share of FirsTier. In addition, FirsTier's outstanding stock options were converted into stock options for the Company's common stock.

    The acquisition of FirsTier was accounted for under the purchase method of accounting, and accordingly, the purchase price of $717 million was allocated to assets acquired and liabilities assumed based on their fair market values at the date of acquisition. The excess of the purchase price over the fair market values of net assets acquired was recorded as goodwill. Goodwill of $286 million will be amortized over an average of 24 years and core deposit intangibles of $63 million will be amortized over the estimated lives of the deposits of approximately 10 years. The results of operations of FirsTier have been included in the Company's Consolidated Statement of Income since the date of acquisition. Pro forma results of operations have not been presented as the effects of the acquisition were not significant to the Company's 1996 results of operations.

8                                                                   U.S. Bancorp

CORPORATE TRUST BUSINESSES During the fourth quarter of 1995 and the first quarter of 1996 the Company acquired the corporate trust business of BankAmerica Corporation. After the acquisition, the Company became one of the nation's leading providers of domestic corporate trust services. On January 31, 1997, the Company completed its acquisition of the bond indenture services and paying agency business of Comerica Incorporated. This business serves approximately 860 municipal and corporate clients with about 2,400 bond issues.

WEST ONE BANCORP In December 1995, the Company acquired West One Bancorp ("West One"), a regional financial services company headquartered in Boise, Idaho. West One had $9.2 billion in assets, $7.0 billion in deposits and 227 branches in Oregon, Washington, Idaho and Utah. The transaction was accounted for as a pooling-of-interests. Accordingly, the Company's financial statements have been restated for all periods prior to the acquisition to include the accounts and operations of West One.

SALE OF MORTGAGE BANKING OPERATIONS, BRANCHES AND OTHER ASSETS During 1996, the Company sold its servicing and mortgage loan production business to three parties. Bank of America, fsb, a subsidiary of BankAmerica Corporation, purchased approximately $14 billion in mortgage servicing rights. Columbia National, Inc., of Maryland, and Knutson Mortgage Co., of Minnesota, agreed to purchase the Company's loan production business. The Company now delivers mortgage loan products through bank branches and telemarketing. These transactions resulted in a net gain of $45.8 million. In addition, the Company recognized $3.0 million of net losses on credit card portfolio sales during 1996.

    In addition, gains in 1995 included: a $31.0 million gain on the sale of 63 branches; a $5.5 million gain on the sale of affinity card portfolios; and, a $3.0 million gain on sales of adjustable-rate mortgage loans and student loans.

    As part of the regulatory approval process for the West One acquisition, the Company divested 31 branches during 1996, primarily in Oregon, with deposits of approximately $700 million and loans of approximately $400 million. The Company recognized a pre-tax gain of $28.8 million related to this transaction.

FIRST INTERSTATE BANCORP On November 6, 1995, the Company and First Interstate Bancorp ("First Interstate") announced that they had entered into a definitive agreement whereby the Company would exchange 2.6 shares of its common stock for each share of First Interstate common stock. On January 24, 1996, First Interstate announced that it had terminated the merger agreement with the Company and had entered into a definitive agreement with Wells Fargo & Company ("Wells Fargo"). Under the terms of a settlement agreement, the Company received $125 million on January 24, 1996. The Company received an additional $75 million on April 1, 1996, upon consummation of the merger of First Interstate and Wells Fargo. In addition, all litigation among the parties related to the acquisition of First Interstate has been settled. The Company incurred transaction costs of approximately $10 million in connection with the proposed merger.

METROPOLITAN FINANCIAL CORPORATION On January 24, 1995, the Company issued 21.7 million shares to complete its merger with Metropolitan Financial Corporation ("MFC"). The regional financial services holding company, headquartered in Minneapolis, Minnesota, had approximately $7.9 billion in assets and $5.5 billion in deposits. MFC's 211 offices were principally located in North Dakota, Minnesota, Nebraska, Iowa, Kansas, South Dakota, Wisconsin, and Wyoming. The Company used the pooling-of-interests method to account for the transaction. Accordingly, the Company's financial statements for all periods have been restated to include MFC's accounts and operations.

OTHER ACQUISITIONS Effective January 1, 1997, the Company completed its acquisition of the $70 million Sun Capital Bancorp of St. George, Utah. Effective April 30, 1997, the Company completed its acquisition of the $214 million Business and Professional Bank of Sacramento, California. These transactions were accounted for as purchase acquisitions.

    During 1995, the Company acquired several smaller financial institutions in its existing markets, all of which further strengthen the Company's retail banking franchise. These acquisitions, accounted for as purchases, were not material to the financial condition or operating results of the Company. These acquisitions include the November 1, 1995, acquisition of two commercial bank holding companies - Midwestern Services, Inc. and Southwest Holdings, Inc. - both of Omaha, Nebraska. Together, the two companies had total assets of $424 million, total deposits of $380 million, and 12 branches in Omaha. In addition, on March 16, 1995, the Company acquired First Western Corporation, parent company of Western Bank, with $317 million in assets, $267 million in deposits, and nine branches in and around Sioux Falls, South Dakota.

SALE OF EDINA REALTY, INC. On December 8, 1995, the Company sold Edina Realty, Inc., its real estate brokerage subsidiary, to a local investor group. The subsidiary was accounted for as discontinued operations. Edina's assets, liabilities and cash flows were not material to the Company's financial statements and were not segregated.

NOTE D  RESTRICTIONS ON CASH AND
        DUE FROM BANKS

Bank subsidiaries are required to maintain minimum average reserve balances with the Federal Reserve Bank. The amount of those reserve balances was approximately $458 million at December 31, 1996.



U.S. Bancorp                                                                   9

NOTE E  SECURITIES PURCHASED AND SOLD UNDER RESALE AND REPURCHASE AGREEMENTS

The daily average outstanding amount of securities purchased under resale agreements was $727 million in 1996 and $428 million in 1995. The maximum 1996 month-end outstanding amount was $913 million and $562 million in 1995. The daily average outstanding amount of securities sold under repurchase agreements was $1,300 million in 1996 and $1,152 million in 1995. The maximum 1996 month-end outstanding amount was $1,729 million and $1,255 million in 1995. The Company maintains control of all securities underlying these agreements.

NOTE F  SECURITIES


The detail of the amortized cost, gross unrealized holding gains and losses, and fair value of available-for-sale securities at December 31 was as follows:

                                              1996                                               1995
                       ------------------------------------------------   -------------------------------------------------
                                        Gross        Gross                                  Gross        Gross
                                   Unrealized   Unrealized                             Unrealized   Unrealized
                       Amortized      Holding      Holding         Fair    Amortized      Holding      Holding         Fair
(In Millions)               Cost        Gains       Losses        Value         Cost        Gains       Losses        Value
-----------------------------------------------------------------------   -------------------------------------------------
U.S. Treasury. . . .     $1,035       $    2      $   (9)       $1,028       $1,681       $   10      $   (5)       $1,686
Mortgage-backed. . .      4,097           41         (34)        4,104        3,221           26         (29)        3,218
Other U.S. agencies.        589            9          (3)          595          756            7          (2)          761
State and political.        574            4          (5)          573          264            7           --          271
Other. . . . . . . .        167            7          (1)          173          447           43          (3)          487
                       ------------------------------------------------   -------------------------------------------------
     Total . . . . .     $6,462       $   63      $  (52)       $6,473       $6,369       $   93      $  (39)       $6,423
-----------------------------------------------------------------------   -------------------------------------------------
-----------------------------------------------------------------------   -------------------------------------------------


The detail of the amortized cost, gross unrealized holding gains and losses, and fair value of held-to-maturity securities at December 31 was as follows:


                                              1996                                               1995
                       ------------------------------------------------   -------------------------------------------------
                                        Gross        Gross                                  Gross        Gross
                                   Unrealized   Unrealized                             Unrealized   Unrealized
                       Amortized      Holding      Holding         Fair    Amortized      Holding      Holding         Fair
(In Millions)               Cost        Gains       Losses        Value         Cost        Gains       Losses        Value
-----------------------------------------------------------------------   -------------------------------------------------
State and political.     $  787       $   17      $   (3)       $  801       $  813       $   23      $   (2)       $  834
Other. . . . . . . .         10           --           --           10           52           --           --           52
                       ------------------------------------------------   -------------------------------------------------
     Total . . . . .     $  797       $   17      $   (3)       $  811       $  865       $   23      $   (2)       $  886
-----------------------------------------------------------------------   -------------------------------------------------
-----------------------------------------------------------------------   -------------------------------------------------



    Securities carried at $4.5 billion at December 31, 1996, and $4.1 billion at December 31, 1995, were pledged to secure public, private and trust deposits and for other purposes required by law. Securities carried at $197.5 million at December 31, 1996, were pledged to secure Federal Home Loan Bank advances. Securities sold under agreements to repurchase were collateralized by securities and securities purchased under agreements to resell with an amortized cost of $1.7 billion and $.7 billion at December 31, 1996, and 1995, respectively.

    Gross realized gains and losses on available-for-sale securities are shown in the table below. Included in the 1994 gross realized losses is $111.2 million related to the sale of $1.6 billion of securities as a result of MFC's actions to reduce interest rate risk consistent with prior regulatory requests and to align more closely the interest rate risk profile of MFC with that of the Company.


(In Millions)                                               1996      1995      1994
-------------------------------------------------------------------------------------
Gross realized gains . . . . . . . . . . . . . . . . .    $ 39.7    $  8.0   $   4.4
Gross realized losses. . . . . . . . . . . . . . . . .     (18.9)     (5.0)   (128.6)
                                                           --------------------------
  Net realized gains (losses). . . . . . . . . . . . .    $ 20.8    $  3.0   $(124.2)
                                                           --------------------------
                                                           --------------------------
Income taxes (credit) on realized gains or losses. . .    $  8.0    $  1.2   $ (47.2)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------


     For amortized cost, fair value and yield by maturity date of available-for-sale and held-to-maturity securities outstanding as of December 31, 1996, see Table 7 on page 41 from which such information is incorporated by reference into these Notes to Consolidated Financial Statements.



10                                                                  U.S. Bancorp

NOTE G  LOANS AND ALLOWANCE FOR CREDIT LOSSES

The composition of the loan portfolio at December 31 was as follows:

(In Millions)                                               1996      1995
---------------------------------------------------------------------------
COMMERCIAL:
   Commercial and financial institutions . . . . . . .   $18,366   $17,177
   Lease financing . . . . . . . . . . . . . . . . . .     1,848     1,549
   Agricultural. . . . . . . . . . . . . . . . . . . .     1,310     1,095
   Real estate:
     Commercial mortgage . . . . . . . . . . . . . . .     8,036     6,864
     Construction. . . . . . . . . . . . . . . . . . .     2,121     1,516
                                                         -----------------
       Total commercial. . . . . . . . . . . . . . . .    31,681    28,201
                                                         -----------------
CONSUMER:
   Residential mortgage. . . . . . . . . . . . . . . .     4,953     6,722
   Residential mortgage held for sale. . . . . . . . .       148       343
   Home equity and second mortgage . . . . . . . . . .     4,917     4,011
   Credit card . . . . . . . . . . . . . . . . . . . .     3,632     3,391
   Automobile. . . . . . . . . . . . . . . . . . . . .     3,515     3,453
   Revolving credit. . . . . . . . . . . . . . . . . .     1,521     1,517
   Installment . . . . . . . . . . . . . . . . . . . .     1,408     1,239
   Student*. . . . . . . . . . . . . . . . . . . . . .       580       468
                                                         -----------------
       Total consumer. . . . . . . . . . . . . . . . .    20,674    21,144
                                                         -----------------
       Total loans . . . . . . . . . . . . . . . . . .   $52,355   $49,345
---------------------------------------------------------------------------
---------------------------------------------------------------------------
*ALL OR PART OF THE STUDENT LOAN PORTFOLIO MAY BE SOLD WHEN THE REPAYMENT PERIOD BEGINS.

     Certain directors and executive officers of the Company, including their immediate families, companies in which they are principal owners, and trusts in which they are involved, are loan customers of the Company and its subsidiaries. These loans were made in the ordinary course of business at the subsidiaries' normal credit terms, including interest rate and collateralization, and were all current as to their terms at December 31, 1996, and 1995. The aggregate dollar amounts of these loans were $34.1 million and $33.1 million at December 31, 1996, and 1995, respectively. During 1996, additions totaled $67.3 million and repayments totaled $66.3 million.

     Nonaccrual and renegotiated loans totaled $269 million, $248 million, and $370 million at December 31, 1996, 1995, and 1994, respectively. At December 31, 1996, and 1995, the Company had $201 million and $173 million, respectively, in loans considered impaired under SFAS 114 included in its nonaccrual loans. The carrying value of the impaired loans was less than or equal to the present value of expected future cash flows and, accordingly, no allowance for credit losses was specifically allocated to impaired loans. For the years ended December 31, 1996, and 1995, the average recorded investment in impaired loans was approximately $176 million and $220 million, respectively. The effect of nonaccrual and renegotiated loans on interest income was as follows:


                                                             Year Ended December 31
                                                           --------------------------
(In Millions)                                               1996      1995      1994
-------------------------------------------------------------------------------------
Interest income that would have been accrued
  at original contractual rates. . . . . . . . . . . .    $ 32.3    $ 29.5    $ 34.5
Amount recognized as interest income . . . . . . . . .       7.5       6.3       9.7
                                                           --------------------------
Forgone revenue. . . . . . . . . . . . . . . . . . . .    $ 24.8    $ 23.2    $ 24.8
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------


     Commitments to lend additional funds to customers whose loans were classified as nonaccrual or renegotiated at December 31, 1996, totaled $45.0 million. During 1996, there were no loans that were restructured at market interest rates and returned to a fully performing status.



U.S. Bancorp                                                                  11

Activity in the allowance for credit losses was as follows:


(In Millions)                                                1996     1995      1994
-------------------------------------------------------------------------------------
Balance at beginning of year . . . . . . . . . . . . .    $908.0    $862.3    $811.3
Add:
   Provision charged to operating expense. . . . . . .     271.2     239.1     243.7
Deduct:
   Loans charged off . . . . . . . . . . . . . . . . .     397.2     326.0     351.8
   Less recoveries of loans charged off. . . . . . . .     135.7     130.9     131.2
                                                           --------------------------
   Net loans charged off . . . . . . . . . . . . . . .     261.5     195.1     220.6
Additions from acquisitions and other. . . . . . . . .      74.8       1.7      27.9
                                                           --------------------------
Balance at end of year . . . . . . . . . . . . . . . .    $992.5    $908.0    $862.3
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

NOTE H  BANK PREMISES AND EQUIPMENT

Bank premises and equipment at December 31 consisted of the following:


(In Millions)                                                1996     1995
---------------------------------------------------------------------------
Land . . . . . . . . . . . . . . . . . . . . . . . . .    $  158    $  161
Buildings and improvements . . . . . . . . . . . . . .       977       952
Furniture, fixtures and equipment. . . . . . . . . . .       957       879
Capitalized building and equipment leases. . . . . . .        97        90
                                                           ----------------
                                                           2,189     2,082
Less accumulated depreciation and amortization . . . .     1,171     1,035
                                                           ----------------
   Total . . . . . . . . . . . . . . . . . . . . . . .    $1,018    $1,047
---------------------------------------------------------------------------
---------------------------------------------------------------------------

NOTE I  LONG-TERM DEBT

Long-term debt (debt with original maturities of more than one year) at December 31 consisted of the following:


(In Millions)                                              1996      1995
---------------------------------------------------------------------------
U.S. BANCORP (Parent Company):
Fixed-rate subordinated notes:
   8.125% due May 15, 2002 . . . . . . . . . . . . . .    $  149    $  149
   7.00% due March 15, 2003. . . . . . . . . . . . . .       150       150
   6.625% due May 15, 2003 . . . . . . . . . . . . . .       100       100
   8.00% due July 2, 2004. . . . . . . . . . . . . . .       125       125
   7.625% due May 1, 2005. . . . . . . . . . . . . . .       150       150
   6.75% due October 15, 2005. . . . . . . . . . . . .       297       297
   6.875% due September 15, 2007 . . . . . . . . . . .       250       250
   7.50% due June 1, 2026. . . . . . . . . . . . . . .       199        --
Floating-rate subordinated notes - due
 November 15, 1999 . . . . . . . . . . . . . . . . . .       200        --
Floating-rate subordinated notes -
 due November 30, 2010 . . . . . . . . . . . . . . . .       107       107
Medium-term notes. . . . . . . . . . . . . . . . . . .       671       826
Capitalized lease obligations, mortgage
 indebtedness and other. . . . . . . . . . . . . . . .        32        14
                                                           ----------------
                                                           2,430     2,168
SUBSIDIARIES:
Fixed-rate subordinated notes:
   6.00% due October 15, 2003. . . . . . . . . . . . .       100       100
   7.55% due June 15, 2004 . . . . . . . . . . . . . .       100       100
   8.35% due November 1, 2004. . . . . . . . . . . . .       100       100
   6.875% due April 1, 2006. . . . . . . . . . . . . .       125        --
Step-up subordinated notes - due August 15, 2005 . . .       100       100
Federal Home Loan Bank advances. . . . . . . . . . . .     1,543     1,634
Bank notes . . . . . . . . . . . . . . . . . . . . . .       814       300
Capitalized lease obligations, mortgage
 indebtedness and other. . . . . . . . . . . . . . . .        57        81
                                                           ----------------
   Total . . . . . . . . . . . . . . . . . . . . . . .    $5,369    $4,583
---------------------------------------------------------------------------
---------------------------------------------------------------------------





12                                                                  U.S. Bancorp

    The floating-rate subordinated notes due November 15, 1999, are the only asset of the U.S. Bancorp Putable Asset Trust 1996-1 (Trust). The Trust entered into a call option, pursuant to which the call holder has the right to purchase the notes from the Trust at par on November 15, 1999. If the call is exercised, the notes would become fixed rate obligations due in 2006. If the call holder does not exercise the call options, the Company is required to redeem the notes immediately thereafter. The interest rate adjusts quarterly at .15 percent over the London Interbank Offered Rate ("LIBOR") for three month United States dollar deposits. At December 31, 1996, the interest rate was 5.71 percent.

     The floating-rate subordinated notes due November 30, 2010, may be redeemed at par at the Company's option. The annual interest rate for each quarterly period is one-eighth of 1 percent above LIBOR for three-month Eurodollar deposits, subject to a minimum of 5.25 percent. At December 31, 1996, the interest rate was 5.69 percent.

     The step-up subordinated notes due August 15, 2005, are issued by the Company's subsidiary bank, First Bank National Association, now known as U.S. Bank National Association, (the "Bank"). The interest rate on these notes is
6.25 percent through August 14, 2000, and 7.30 percent thereafter. The notes have a one-time call feature at the option of the Bank on August 15, 2000.

     The medium-term notes outstanding at December 31, 1996, mature from March 1997 through April 2001. The notes bear floating interest rates ranging from
5.53 percent to 7.44 percent. The weighted average interest rate at December 31, 1996, was 6.09 percent.

     The Federal Home Loan Bank advances outstanding at December 31, 1996, mature from January 1997 through October 2026. The advances bear fixed or floating interest rates ranging from 4.93 percent to 9.11 percent. The weighted average interest rate at December 31, 1996, was 5.73 percent.

     The bank notes outstanding at December 31, 1996, mature from July 1997 through March 2001. The notes bear fixed or floating interest rates ranging from
5.53 percent to 6.38 percent. The weighted average interest rate at December 31, 1996, was 5.72 percent.

Maturities of long-term debt outstanding at December 31, 1996 were:

                                                                    Parent
(In Millions)                                        Consolidated  Company
---------------------------------------------------------------------------
1997 . . . . . . . . . . . . . . . . . . . . . . . . .    $1,455   $   322
1998 . . . . . . . . . . . . . . . . . . . . . . . . .       671       164
1999 . . . . . . . . . . . . . . . . . . . . . . . . .       532       325
2000 . . . . . . . . . . . . . . . . . . . . . . . . .        94        51
2001 . . . . . . . . . . . . . . . . . . . . . . . . .       223        17
Thereafter . . . . . . . . . . . . . . . . . . . . . .     2,394     1,551
                                                           ----------------
     Total . . . . . . . . . . . . . . . . . . . . . .    $5,369    $2,430
---------------------------------------------------------------------------
---------------------------------------------------------------------------

NOTE J COMPANY-OBLIGATED MANDATORILY REDEEMABLE PREFERRED SECURITIES OF SUBSIDIARY TRUSTS HOLDING SOLELY THE JUNIOR SUBORDINATED DEBENTURES OF THE PARENT COMPANY

During 1996, the Company issued a total of $600 million of preferred securities (the "Preferred Securities") through two separate issuances by two wholly-owned subsidiary grantor trusts. The Trusts used the net proceeds from the offerings to purchase a like amount of Junior Subordinated Deferrable Interest Debentures (the "Debentures") of the Company. The Debentures are the sole assets of the Trusts and are eliminated, along with the related income statement effects, in the consolidated financial statements. The Company used the proceeds from the sales of the Debentures for general corporate purposes.

     The Preferred Securities accrue and pay distributions periodically at a specified annual rate (8.18 percent average rate) as provided in the Indentures. The Company's obligations under the Debentures and related documents, taken together, constitute a full and unconditional guarantee by the Company of the obligations of the Trusts. The guarantee covers the distributions and payments on liquidation or redemption of the Preferred Securities, but only to the extent of funds held by the Trusts.

     The Preferred Securities are mandatorily redeemable upon the maturity of the Debentures, or upon earlier redemption as provided in the Indentures. The Company has the right to redeem the Debentures, in whole (but not in part), on or after specific dates, at a redemption price specified in the Indentures plus any accrued but unpaid interest to the redemption date. The terms of the Debentures at December 31, 1996 were as follows:


(Dollars in Millions)
---------------------------------------------------------------
   Aggregate          Annual                   Early Redemption
Principal of   Interest Rate   Maturity Date            Date of
  Debentures   of Debentures   of Debentures         Debentures
---------------------------------------------------------------
        $309            8.09%       11/15/26           11/15/06
         309            8.27        12/15/26           12/15/06
---------------------------------------------------------------
---------------------------------------------------------------



U.S. Bancorp                                                                  13

NOTE K  SHAREHOLDERS' EQUITY

     COMMON STOCK At December 31, 1996, the Company had 15,114,661 shares of common stock reserved for future issuances under the Dividend Reinvestment Plan, Employee Stock Purchase Plan, and the Stock Option Plans (see Note M).

     In connection with the acquisition of USBC, the number of authorized common shares for the Company was increased from 200 million shares to 500 million shares. The Company completed several acquisitions since 1994 with common shares issued in exchange for the stock of the acquired banks. (See Note C).

     Approximately 26.1 million shares have been repurchased under 1996 Board authorizations of which 13.6 million shares were retired. The Board of Directors rescinded these authorizations on March 19, 1997, due to the announcement of the USBC acquisition. Under previous authorizations, the Company repurchased 16.9 million shares in 1995.

     Approximately 5.8 million common shares sold through private placements in July 1990 remain outstanding. Periodic stock purchase rights ("PSPRs") and risk event warrants were also issued in such private placements. The PSPRs become exercisable if the Company fails to pay quarterly dividends equal to at least $.205 per share of common stock in any twelve-month period between July 1990 and July 2000. Upon exercise, PSPR holders will receive cash or the Company's common or preferred shares equal to the dividend shortfall. The risk event warrants become exercisable when a change in control occurs and the value received by common shareholders is less than $13.875 per share. If exercised, the Company has the option to pay warrant holders the shortfall in cash, common or preferred stock.

     The Company's Dividend Reinvestment Plan provides for automatic reinvestment of dividends and optional cash purchases of up to $5,000 worth of additional shares per calendar quarter at market price.

PREFERRED STOCK The Company has seven classes of cumulative preferred stock, with 10 million shares authorized. Since 1992, the Company has redeemed or called the four classes of $1.00 par value cumulative preferred stock and redeemed both classes of $.01 par value cumulative preferred stock.

      On November 29, 1996, the Company called the remaining 1,543,025 shares of its Series 1991A Cumulative Convertible Preferred Stock. As a result, at December 31, 1996 (the redemption date), all remaining shares had been redeemed or converted into common stock. Prior to conversion, dividends on the Series 1991A shares, which had a $1.00 par value, were 7.125 percent per year.

      In January 1995, the Company redeemed for $27.00 per share in cash, plus accumulated and unpaid dividends, 488,750 shares of Series B, $2.875 Cumulative Perpetual Preferred Stock. Dividends on the Series B shares, which had a $.01 par value, were $2.875 per share prior to redemption.

      The 8 1/8% Cumulative Preferred Stock, Series A was not redeemable prior to July 23, 1997. On or after such date, the Series A Preferred Stock will be redeemable, in whole or part, at the option of the Company at a liquidating preference of $25 per share plus accrued and unpaid dividends. Under current regulations, the Company may not exercise its option to redeem Series A Preferred Stock without prior approval of the Federal Reserve Board.

     The preferred dividend requirement used in the calculation of earnings per common share was $12.2 million for the years 1996, 1995 and 1994.

NOTE L  MERGER, INTEGRATION AND RESIZING CHARGES

The Company recorded merger, integration and resizing charges of $88.1 million, $98.9 million and $166.2 million in 1996, 1995 and 1994, respectively. Merger and integration charges of $49.5 million recorded in 1996 were associated with the acquisitions of FirsTier, the BankAmerica corporate trust business, and West One Bancorp. Resizing charges of $38.6 million were associated with the Company's streamlining of the branch distribution network and trust operations as the Company expands its alternative distribution channels, including telemarketing, automated teller machines and in-store branches. Merger and integration charges recorded in 1995 were associated with the acquisition of West One Bancorp. Merger and integration charges of $66.2 million recorded in 1994 were associated with the acquisition of MFC. Also, in 1994, charges of $100 million were recorded in connection with the consolidation and integration of certain operations and facilities. The components of the charges are shown below:

                                         Year Ended December 31
                                        --------------------------
(In Millions)                            1996      1995      1994
------------------------------------------------------------------
Systems conversions and
   related expenses . . . . . . . .    $ 33.3    $ 47.2    $ 96.5
Premises writedowns . . . . . . . .      27.4      22.3      37.0
Severance . . . . . . . . . . . . .      27.4      29.4      32.7
                                        --------------------------
    Total merger, integration
         and resizing charges          $ 88.1    $ 98.9    $166.2
------------------------------------------------------------------
------------------------------------------------------------------



14                                                                  U.S. Bancorp

    Systems conversions and related expenses were associated with the preparation and mailing of numerous customer communications for the acquisitions and conversion of customer accounts, printing and distribution of training materials and policy and procedure manuals, outside consulting fees, and similar expenses related to the conversions and integration of acquired branches and operations. Premises writedowns represent write-offs for redundant office space, equipment and branches. The writedowns recorded in 1996 include valuation adjustments associated with the planned sale of bank-owned properties as the Company consolidates and reduces the space requirements of the branch facilities. Severance charges included the cost of terminations, other benefits, and outplacement costs associated with the elimination of employees primarily in branch offices and in centralized corporate support and data processing functions. The following table presents a summary of activity with respect to the Company's merger, integration and resizing accrual:

                                              Year Ended
                                             December 31
(In Millions)                                       1996
---------------------------------------------------------
Balance at December 31, 1995. . . . . . . . .    $ 100.2
Provision charged to operating expense. . . .       88.1
Cash outlays. . . . . . . . . . . . . . . . .     (114.4)
Noncash writedowns. . . . . . . . . . . . . .      (40.3)
                                                  -------
Balance at December 31, 1996. . . . . . . . .    $  33.6
---------------------------------------------------------
---------------------------------------------------------

    In December 1994, the Company recorded a $111.2 million loss on the sale of $1.6 billion of securities in January 1995 as a result of MFC's actions to reduce interest rate risk consistent with prior regulatory requests and to align more closely the interest rate risk profile of MFC with that of the Company. The Company also recorded an additional provision for credit losses of $16.5 million and a $56.5 million severance-related charge related to MFC's pre-existing change in control plan. A provision for other real estate reserves of $2.6 million was also recorded to provide for the Company's strategy of accelerated disposition of problem assets.

    In connection with the acquisition of USBC, the Company expects to incur pre-tax merger-related costs of $625 million ($450 million after tax). The costs include severance and retention, conversion costs (primarily system development and production costs, and customer forms and communication costs), occupancy expenses (primarily lease exit costs), writedowns of duplicate facilities and other capitalized assets, and other merger costs (principally legal and investment banking fees).

NOTE M   EMPLOYEE BENEFITS

PENSION PLAN Pension benefits are provided to substantially all employees based on years of service and employees' compensation while employed with the Company. Employees are fully vested after five years of service. The Company's funding policy is to contribute amounts to its plans sufficient to meet the minimum funding requirements of the Employee Retirement Income Security Act of 1974, plus such additional amounts as the Company determines to be appropriate. The actuarial cost method used to compute the pension contribution is the projected unit credit method.

    Prior to their acquisition dates, employees of acquired companies were covered by separate, noncontributory pension plans that provided benefits based on years of service and compensation. As of December 31, 1996, the Company has merged the acquired companies' plans into its own plan with the exception of the MFC and FirsTier plans, which are expected to be merged in 1997, and the USBC and West One plans, which are expected to be merged in 1999. The funded status and income statement effects of the MFC, USBC and West One plans have been combined with the Company's plan for all years in the table below and FirsTier in 1996 only.

(In Millions)                                                                        1996      1995      1994
--------------------------------------------------------------------------------------------------------------
Actuarial present value of benefit obligations:
  Accumulated benefit obligation, including vested benefits
    of $651.1 million in 1996, $630.2 million in 1995, and
    $535.9 million in 1994 . . . . . . . . . . . . . . . . . . . . . . . . . .    $(681.7)  $(662.8)  $(559.3)
                                                                                   ---------------------------
                                                                                   ---------------------------
Projected benefit obligation for service rendered to date. . . . . . . . . . .    $(775.9)  $(756.4)  $(640.4)
Plan assets at fair value, primarily listed stocks, U.S.
  bonds and mutual funds . . . . . . . . . . . . . . . . . . . . . . . . . . .      935.3     780.4     662.9
                                                                                   ---------------------------
Excess of plan assets over projected benefit obligation. . . . . . . . . . . .      159.4      24.0      22.5
Unrecognized net (gain) loss from past experience different from
  that assumed and effects of changes in assumptions . . . . . . . . . . . . .      (73.0)     27.1      38.5
Unrecognized net asset obligation at end of year (amortized over 15 years) . .      (13.7)    (19.3)    (36.2)
                                                                                   ---------------------------
Prepaid pension cost included in other assets. . . . . . . . . . . . . . . . .    $  72.7   $  31.8   $  24.8
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------



U.S. Bancorp                                                                  15

     The Company also maintains several unfunded, nonqualified, supplemental executive retirement programs that provide additional defined pension benefits for certain officers. The following table summarizes the status of these supplemental plans.


(In Millions)                                                                         1996      1995      1994
--------------------------------------------------------------------------------------------------------------
Actuarial present value of benefit obligations:
  Accumulated benefit obligation, including vested benefits
    of $36.3 million in 1996, $30.9 million in 1995, and
    $20.7 million in 1994. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $ (37.9)  $ (31.8)  $ (22.4)
                                                                                   ---------------------------
                                                                                   ---------------------------
Projected benefit obligation for service rendered to date. . . . . . . . . . . .   $ (52.6)  $ (43.9)  $ (28.7)
Plan assets at fair value. . . . . . . . . . . . . . . . . . . . . . . . . . . .        --        --        --
                                                                                   ---------------------------
Deficiency of plan assets over projected benefit obligation. . . . . . . . . . .     (52.6)    (43.9)    (28.7)
Unrecognized net loss from past experience different from
  that assumed and effects of changes in assumptions . . . . . . . . . . . . . .       9.4      12.5       1.1
Unrecognized net asset at end of year (amortized over 15 years). . . . . . . . .        .4        .4       3.9
                                                                                   ---------------------------
Accrued pension cost included in other liabilities . . . . . . . . . . . . . . .   $ (42.8)  $ (31.0)  $ (23.7)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

     Net pension cost for all funded and unfunded plans is as follows:


Year Ended December 31 (In Millions)                                                  1996      1995      1994
--------------------------------------------------------------------------------------------------------------
   Service cost-benefits earned during the period. . . . . . . . . . . . . . . .   $  40.8   $  33.6   $  39.5
   Interest cost on projected benefit obligation . . . . . . . . . . . . . . . .      60.7      58.1      50.5
   Actual return on plan assets. . . . . . . . . . . . . . . . . . . . . . . . .    (134.1)   (157.2)    (10.7)
   Net amortization and deferral . . . . . . . . . . . . . . . . . . . . . . . .      61.6      87.8     (53.3)
                                                                                   ---------------------------
Net periodic pension benefit cost. . . . . . . . . . . . . . . . . . . . . . . .   $  29.0   $  22.3   $  26.0
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------


     The aggregate disclosures reflect the following weighted average assumptions as each company's plans were valued separately for the years prior to acquisition and each plan independently determined its assumptions:


                                                                     USB                    USBC        West One
                                                           ---------------------  --------------  --------------
                                                           1996    1995    1994    1996    1995    1994     1994
--------------------------------------------------------------------------------  --------------  --------------
Weighted average discount rate in determining expense       7.0%    8.0%    7.0%    7.8%    7.3%    8.5%     8.8%
Weighted average discount rate in determining
   benefit obligations at year-end                          7.5     7.0     8.0     7.8     7.3     8.5      8.8
Expected long-term rate of return                           9.5     9.5     9.5     9.0     9.0     9.0     10.0
Rate of increase in future compensation                     5.6     5.6     5.6     5.5     4.8     6.0      4.0
--------------------------------------------------------------------------------  --------------  --------------


OTHER POSTRETIREMENT PLANS In addition to providing pension benefits, the Company provides certain health care and death benefits to retired employees. Nearly all employees may become eligible for health care benefits at or after age 55 if they have completed at least five years of service and their age plus years of service is equal to or exceeds 65 while working for the Company.

     The Company subsidizes the cost of coverage for employees who retire before age 65 with at least 10 years of service. The amount of the subsidy is based on the employee's age and service at the time of retirement and remains frozen until the retiree reaches age 65. After age 65 the retiree assumes responsibility for the full cost of the coverage.

     The plan also contains other cost-sharing features such as deductibles and coinsurance. The Company continues to subsidize the coverage for employees over age 65 who retired before a plan change eliminated such subsidy.

     The Company accrues the estimated cost of retiree benefit payments, other than pensions, during the employees' active service and in prior years funded the postretirement benefit costs as they were incurred. In 1996, the Company funded the tax deductible portion of its outstanding liability. USBC also had a post-retirement health care plan. The funded status and statement effects of the plan have been aggregated with the Company's plan as of December 31, in the following table:



16                                                                  U.S. Bancorp


Year Ended December 31 (In Millions)                          1996      1995         1994
------------------------------------------------------------------------------------------
Accumulated postretirement benefit obligation:
  Retirees . . . . . . . . . . . . . . . . . . . . . . . .  $(136.0)  $(141.3)    $(146.8)
  Fully eligible active plan participants. . . . . . . . .     (3.7)     (3.3)       (3.7)
  Other active plan participants . . . . . . . . . . . . .    (20.6)    (20.6)      (18.7)
                                                             -----------------------------
    Total accumulated postretirement benefit obligation. .   (160.3)   (165.2)     (169.2)
Plan assets. . . . . . . . . . . . . . . . . . . . . . . .      7.1        --          --
                                                             -----------------------------
    Total unfunded accumulated postretirement
      benefit obligation . . . . . . . . . . . . . . . . .   (153.2)   (165.2)     (169.2)
Unrecognized net (gain) loss from past experience
  different from that assumed and from
  changes in assumptions . . . . . . . . . . . . . . . . .     (5.8)      4.2        10.2
Unrecognized implementation asset. . . . . . . . . . . . .     (1.4)     (1.7)       (1.9)
                                                             -----------------------------
Accrued postretirement benefit cost. . . . . . . . . . . .  $(160.4)  $(162.7)    $(160.9)
                                                             -----------------------------
                                                             -----------------------------

Net periodic postretirement benefit cost includes
  the following components:
  Service cost-benefits attributed to service during
    the period . . . . . . . . . . . . . . . . . . . . . .  $   2.2 $     1.9     $   3.0
  Interest cost on accumulated postretirement benefit
    obligation . . . . . . . . . . . . . . . . . . . . . .     11.6      12.0        12.6
  Net amortization and deferral. . . . . . . . . . . . . .      (.2)      (.6)        1.2
                                                             -----------------------------
Total postretirement benefit cost. . . . . . . . . . . . .  $  13.6   $  13.3     $  16.8
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------



In 1996 the assumed annual rates of increase in the cost of health care benefits for participants under 65 and 65 and older, were 9.1 percent and 6.0 percent, respectively for USB and 8.0 percent and 7.0 percent, respectively for USBC. For 1997 the annual rate of increase assumptions are 8.1 percent and 5.5 percent, respectively. Both rates were assumed to decrease gradually to 5.5 percent by 2004 and remain at that level thereafter. Trends in health care costs have a significant effect on the amounts reported. For example, increasing the health care cost trend rate assumptions by 1 percent each year increases the accumulated postretirement benefit obligation as of December 31, 1996, by $12.7 million. In addition, the aggregate of the service and interest cost components of net periodic postretirement benefit cost for the year then ended would increase by $1.2 million.

    The weighted average discount rate used in determining the accumulated postretirement benefit obligation was 7.5 percent for USB and 7.8 percent for USBC as of December 31, 1996, and 7.0 percent for USB and 7.3 percent for USBC at December 31, 1995.

STOCK INCENTIVE AND PURCHASE PLANS The Company has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25") in accounting for its employee stock incentive and purchase plans. Under APB 25, because the exercise price of the Company's employee stock options equals the market price of the underlying stock on the date of the grant, no compensation expense is recognized. On the date exercised, the option proceeds equal to the par value of the shares are credited to common stock and additional proceeds are credited to capital surplus.

    The 1984 Employee Stock Purchase Plan ("ESPP"), as amended in 1989, 1991 and 1996, permits all eligible employees with at least one year of service and directors to purchase common stock. Plan participants can purchase stock for 85 percent to 100 percent of the fair market value, which is based on the price at the beginning or the end of the purchase period, whichever is lower. Any discount is determined by a committee of the Board of Directors. In 1996, the purchase price was 85 percent of fair market value. The plan results in no compensation expense to the Company.

    On July 31, 1997, the shareholders approved the 1997 Stock Incentive Plan ("1997 Plan") whereby all former stock incentive plans of FBS and USBC were incorporated into the 1997 Plan. All outstanding options, restricted stock and other awards subject to the terms of the former FBS and USBC stock incentive plans will remain outstanding and subject to the terms and conditions of those plans but are counted as part of the total number of common shares awarded under the 1997 Plan, subject, in the case of the former USBC plans, to adjustments reflecting the conversion of USBC common stock into common stock of the Company. An additional 6 million shares were authorized for issuance by the Board of Directors under the 1997 Plan to meet the needs of the Company over approximately the next two years. The 1997 Plan allows for the granting of nonqualified stock options, incentive stock options, stock appreciation rights ("SARs"), restricted stock or stock units ("RSUs"), performance awards, and other stock-based awards at or above 100 percent of the market price at the date of grant. The 1997 Plan also provides automatic grants of stock options to nonemployee directors. The rights of restricted stock and RSU holders to transfer shares are generally limited during the restriction period. At July 31, 1997, and December 31, 1996, there were approximately 9 million shares and 7 million shares (subject to adjustment for forfeitures), available for grant under the Plans.

    Options granted are generally exercisable up to 10 years from the date of grant and vest over three to five years. Restricted shares vest over three to seven years. The vesting of certain options and restricted shares are subject to acceleration based on the performance of the Company in comparison to the performance of a predetermined group of regional banks. Compensation expense for restricted stock is based on the market price

U.S. Bancorp                                                               17
of the Company stock at the time of the grant and amortized on a straight-line basis over the vesting period. For the performance-based restricted shares, compensation expense is amortized using the estimated vesting period. Compensation expense related to the restricted stock was $4.9 million, $3.4 million and $1.5 million in 1996, 1995, and 1994. The stock incentive plans of acquired companies were terminated at the respective closing dates. Option holders under such plans received the Company's common stock, or options to buy the Company's common stock, based on the conversion terms of the various merger agreements. The historical option information presented below has been restated to reflect the options originally granted under the acquired companies' plans.

                                                         Weighted   Restricted
                                           Options  Average Price       Shares
                                       Outstanding      Per Share  Outstanding
------------------------------------------------------------------------------
DECEMBER 31, 1993. . . . . . . . .      7,735,406         $19.00      261,296
Granted:
  Stock options. . . . . . . . . .      7,519,437          29.69           --
  Restricted stock . . . . . . . .            --                      192,732
Exercised. . . . . . . . . . . . .     (2,806,644)         18.38           --
Canceled/vested. . . . . . . . . .       (401,582)         28.14      (26,084)
                                        --------------------------------------
DECEMBER 31, 1994. . . . . . . . .     12,046,617         $25.35      427,944
Granted:
  Stock options. . . . . . . . . .      2,852,748          41.52           --
  Restricted stock . . . . . . . .            --                      149,806
Exercised. . . . . . . . . . . . .     (4,161,443)         25.80           --
Canceled/vested. . . . . . . . . .     (1,129,138)         17.69      (22,882)
                                        --------------------------------------
DECEMBER 31, 1995. . . . . . . . .      9,608,784         $30.70      554,868
Granted:
  Stock options. . . . . . . . . .      9,481,251          65.37           --
  Restricted stock . . . . . . . .             --                     176,408
USBC acquisitions. . . . . . . . .        409,525          19.97
FirsTier options converted . . . .        270,164          29.42           --
Exercised. . . . . . . . . . . . .     (5,416,229)         33.20           --
Canceled/vested. . . . . . . . . .       (179,070)         47.37     (246,917)
                                        --------------------------------------
DECEMBER 31, 1996. . . . . . . . .     14,174,425         $52.47      484,359
------------------------------------------------------------------------------

  At December 31, 1996, 5.4 million options were exercisable and had a weighted average price of $33.71. For options outstanding at December 31, 1996, the exercise prices ranged from $7.29 to $73.00, with a weighted average remaining contractual life of 7.9 years.

  Pro forma information regarding net income and earnings per share is required by SFAS 123, "Accounting and Disclosure of Stock-Based Compensation" and has been determined as if the Company had accounted for its employee stock option and stock purchase plans ("options") under the fair value method of that Statement. The fair value of the options was estimated at the grant date using a Black-Scholes option pricing model. Option valuation models require the input of highly subjective assumptions. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

  The following weighted average assumptions were used in the valuation model: risk-free interest rates of 6.2 percent and 6.1 percent in 1996 and 1995; dividend yield of 3.2 percent in both 1996 and 1995; stock price volatility factors of .20 and .18 in 1996 and 1995; and, expected life of options of 4.3 years and 3.2 years in 1996 and 1995, respectively.

  The pro forma disclosures include options granted in 1996 and 1995 and are not likely to be representative of the pro forma disclosures for future years. The estimated fair value of the options is amortized to expense over the options' vesting period.

                                                       Year Ended December 31
                                                       -----------------------
(In Millions, Except Per-Share Data)                     1996            1995
------------------------------------------------------------------------------
Pro forma net income (primary) . . . . . .              $1,183.5       $870.1
Pro forma net income (fully diluted) . . .               1,201.8        889.7
Pro forma earnings per share:
  Primary. . . . . . . . . . . . . . . . .                 $4.67        $3.49
  Fully diluted. . . . . . . . . . . . . .                  4.67         3.48
------------------------------------------------------------------------------

18                                                               U.S. Bancorp

------
NOTE N  INCOME TAXES
------

The components of income tax expense were:

(Dollars in Millions)                       1996            1995        1994
------------------------------------------------------------------------------
FEDERAL:
Current tax. . . . . . . . . . . .         $586.5         $436.6       $293.3
Deferred tax provision (credit). .           47.9           23.6        (35.5)
                                        --------------------------------------
  Federal income tax . . . . . . .          634.4          460.2        257.8
                                        --------------------------------------

STATE:
Current tax. . . . . . . . . . . .           88.2           63.8         67.0
Deferred tax provision (credit). .            3.1            (.1)       (13.3)
                                        --------------------------------------
  State income tax . . . . . . . .           91.3           63.7         53.7
                                        --------------------------------------
  Total income tax provision . . .         $725.7         $523.9       $311.5
------------------------------------------------------------------------------

  The reconciliation between income tax expense and the amount computed by applying the statutory federal income tax rate was as follows:

(Dollars in Millions)                        1996           1995         1994
------------------------------------------------------------------------------
Tax at statutory rate (35%). . . .         $680.5         $497.3       $308.0
State income tax, at statutory rates,
  net of federal tax benefit . . .           59.4           41.5         34.9
Tax effect of:
  Tax-exempt interest:
    Loans  . . . . . . . . . . . .           (4.5)          (5.1)        (6.0)
    Securities . . . . . . . . . .          (33.5)         (33.3)       (34.6)
  Amortization of goodwill . . . .           39.9           26.7         15.7
  Tax credits and other items  . .          (16.1)          (3.2)        (6.5)
                                        --------------------------------------
Applicable income taxes. . . . . .         $725.7         $523.9       $311.5
------------------------------------------------------------------------------

  During 1996, the Company received a tax refund of $65 million, including interest, from the State of Minnesota relating to the exemption of interest income received on investments in U.S. government securities for the period
1979 to 1983.
  At December 31, 1996, for income tax purposes, the Company had federal net operating loss carryforwards of $29.5 million available, which expire in year 2009. In addition, the Company had state net operating loss carryforwards of $43.7 million available, primarily in one taxing jurisdiction. These carryforwards expire in years 2006 through 2008.
  Deferred income tax assets and liabilities reflect the tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for the same items for income tax reporting purposes. Significant components of the Company's deferred tax assets and liabilities as of December 31 were as follows:


(Dollars in Millions)                                       1996        1995
------------------------------------------------------------------------------
DEFERRED TAX ASSETS:
Loan loss reserves . . . . . . . . . . . . . . .         $ 356.3      $ 316.0
Real estate and other asset basis differences. .            87.5         72.5
Postretirement liability . . . . . . . . . . . .            69.3         63.3
Deferred loan fees . . . . . . . . . . . . . . .            36.1         18.7
Alternative minimum tax credit carryforward. . .            11.4         10.5
Federal operating loss carryforward. . . . . . .            10.3         31.0
Contingent liabilities and other miscellaneous
  accruals . . . . . . . . . . . . . . . . . . .           109.9        144.4
                                                          --------------------
  Gross deferred tax assets. . . . . . . . . . .           680.8        656.4

DEFERRED TAX LIABILITIES:
Leasing activities . . . . . . . . . . . . . . .          (344.1)      (313.3)
Other investment basis differences . . . . . . .           (26.9)       (38.2)
Accelerated depreciation . . . . . . . . . . . .           (39.3)       (21.2)
Accrued severance, pension and retirement
  benefits . . . . . . . . . . . . . . . . . . .           (12.5)        12.4
Adjustment of available-for-sale securities
  to market value. . . . . . . . . . . . . . . .            (3.9)       (20.0)
Other deferred liabilities and reserves. . . . .           (77.9)       (68.7)
                                                          --------------------
  Gross deferred tax liabilities . . . . . . . .          (504.6)      (449.0)
Deferred tax assets valuation reserve. . . . . .            (2.2)        (5.5)
                                                          --------------------
NET DEFERRED TAX ASSETS. . . . . . . . . . . . .         $ 174.0      $ 201.9
------------------------------------------------------------------------------

U.S. Bancorp                                                               19

     Realization of the deferred tax asset over time is dependent upon the Company generating sufficient taxable earnings in future periods. In determining that realization of the deferred tax asset was more likely than not, the Company gave consideration to a number of factors, including its recent earnings history, its expectations for earnings in the future and, where applicable, the expiration dates associated with tax carryforwards. The Company's valuation allowance decreased $3.3 million from December 31, 1995, to December 31, 1996, due to utilization of net operating losses.

------
NOTE O FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND CREDIT ------ CONCENTRATIONS

In the normal course of business, the Company uses various off-balance sheet financial instruments to meet the financing needs of its customers and to manage its interest rate risk. These instruments carry varying degrees of credit, interest rate or liquidity risk. The contract or notional amounts of these financial instruments at December 31, 1996, and 1995, were as follows:


(In Millions)                                               1996        1995
------------------------------------------------------------------------------
Commitments to extend credit . . . . . . . . . .         $57,107      $40,876
Letters of credit:
  Standby. . . . . . . . . . . . . . . . . . . .           2,634        2,486
  Commercial . . . . . . . . . . . . . . . . . .             355          308
Interest rate swap contracts:
  Hedges . . . . . . . . . . . . . . . . . . . .           3,651        4,307
  Intermediated. . . . . . . . . . . . . . . . .             590          406
Options contracts:
  Hedge interest rate floors purchased . . . . .           1,250        1,250
  Hedge interest rate caps purchased . . . . . .             100          200
  Intermediated interest rate and foreign
    exchange caps and floors purchased . . . . .             134          178
  Intermediated interest rate and foreign
    exchange caps and floors written . . . . . .             169          236
Liquidity support guarantees . . . . . . . . . .              81          142
Forward contracts. . . . . . . . . . . . . . . .             197          449
Commitments to sell loans. . . . . . . . . . . .               3          223
Mortgages sold with recourse . . . . . . . . . .             114          242
Foreign currency commitments:
  Commitments to purchase. . . . . . . . . . . .             952          867
  Commitments to sell. . . . . . . . . . . . . .             953          853
------------------------------------------------------------------------------

COMMITMENTS TO EXTEND CREDIT Commitments to extend credit are legally binding and generally have fixed expiration dates or other termination clauses. The contractual amount represents the Company's exposure to credit loss, in the event of default by the borrower. The Company manages this credit risk by using the same credit policies it applies to loans. Collateral is obtained to secure commitments based on management's credit assessment of the borrower. The collateral may include marketable securities, receivables, inventory, equipment, and real estate. Since the Company expects many of the commitments to expire without being drawn, total commitment amounts do not necessarily represent the Company's future liquidity requirements. In addition, the commitments include consumer credit lines that are cancelable upon notification to the consumer.

LETTERS OF CREDIT Standby letters of credit are conditional commitments the Company issues to guarantee the performance of a customer to a third party. The guarantees frequently support public and private borrowing arrangements, including commercial paper issuances, bond financings, and other similar transactions. The Company issues commercial letters of credit on behalf of customers to ensure payment or collection in connection with trade transactions. In the event of a customer's nonperformance, the Company's credit loss exposure is the same as in any extension of credit, up to the letter's contractual amount. Management assesses the borrower's credit to determine the necessary collateral, which may include marketable securities, real estate, accounts receivable, and inventory. Since the conditions requiring the Company to fund letters of credit may not occur, the Company expects its liquidity requirements to be less than the total outstanding commitments.

INTEREST RATE OPTIONS AND SWAPS The Company's policy is to maintain a low interest rate risk position. The Company limits the exposure of net interest income to risks associated with interest rate movements through asset/liability management strategies. The Company's Asset and Liability Management Committee ("ALCO") uses three methods for measuring and managing interest rate risk. Taken together, these methods represent a comprehensive view of the magnitude of the Company's interest rate risk over various time intervals. The Company mitigates its interest rate risk by entering into off-balance sheet transactions (primarily interest rate swaps), investing in fixed rate assets or increasing variable rate liabilities. To a lesser degree, the Company also uses interest rate caps and floors to hedge this risk. The Company does not enter into derivative contracts for speculative purposes.

20                                                               U.S. Bancorp

Interest rate swaps are contracts to exchange fixed and floating rate interest payment obligations based on a notional principal amount. The Company enters into swaps to hedge its balance sheet against fluctuations in interest rates and as an intermediary for customers. At December 31, 1996, and 1995, interest rate swaps totaling $3.7 billion and $4.3 billion, respectively, hedged commercial loans, medium-term notes, subordinated debt, notes, wholesale certificates of deposit, deposit accounts, and savings certificates. The remaining maturity of these agreements ranges from 1 month to 10.7 years with an average remaining maturity of 3.4 years. Swaps increased net interest income for the years ended December 31, 1996, 1995, and 1994 by $32.2 million, $16.8 million, and $64.6 million, respectively.
  Activity with respect to interest rate swap hedges was as follows:


(In Millions)                                   1996       1995        1994
------------------------------------------------------------------------------
Notional amount outstanding at
  beginning of year. . . . . . . . . . . . . $4,306.3   $3,894.3     $3,835.6
Additions. . . . . . . . . . . . . . . . . .    890.1    1,209.3      1,862.0
Maturities . . . . . . . . . . . . . . . . . (1,208.3)    (797.3)      (905.4)
Amortizations. . . . . . . . . . . . . . . .     (1.0)        --           --
Terminations . . . . . . . . . . . . . . . .   (336.0)        --       (897.9)
                                              --------------------------------
  Notional amount outstanding
    at end of year . . . . . . . . . . . . . $3,651.1   $4,306.3     $3,894.3
------------------------------------------------------------------------------
Weighted average interest
  rates paid . . . . . . . . . . . . . . . .     5.58%      5.73%        5.96%
Weighted average interest
  rates received . . . . . . . . . . . . . .     6.35       6.51         6.45
------------------------------------------------------------------------------

     For the hedging portfolio's notional balances and yields by maturity date as of year-end 1996, see Table 15 on page 45.

     Interest rate caps are also used to minimize the impact of fluctuating interest rates on earnings. Counterparties of these agreements pay the Company when certain short-term rates rise above a specified point or strike level. The payment is based on the difference in current rates and strike rates and the contract's notional amount. The total notional amount of cap agreements purchased at December 31, 1996, was $100 million with a 3-month LIBOR strike rate of 6.00 percent. The total notional amount of cap agreements purchased at December 31, 1995, was $200 million with a 3-month LIBOR strike rate of 6.00 percent. The premium on caps is amortized over the life of the contract. The impact of the caps on net interest income was not material for the years ended December 31, 1996, 1995 and 1994.

     To hedge against falling interest rates, the Company uses interest rate floors. Floor counterparties pay the Company when specified rates fall below the strike level. Like caps, the payment is based on the difference in current rates and strike rates and the notional amount. At December 31, 1996, and 1995, LIBOR based interest rate floors totaling $950 million with an average remaining maturity of 1.0 years and 2.0 years, respectively, hedged floating rate commercial loans. The strike rate on these LIBOR based floors ranged from 3.25 percent to 4.00 percent at December 31, 1996 and December 31, 1995. At December 31, 1996, and 1995, Constant Maturity Treasury (CMT) interest rate floors totaling $300 million with an average remaining maturity of 18 months and 9 months, respectively, hedged the repayment risk of fixed rate residential mortgage loans. The strike rate on these CMT floors ranged from 5.60 percent to
5.70 percent at December 31, 1996, and from 6.25 percent to 6.36 percent at December 31, 1995. The impact of the floors on net interest income was not material for the years ended December 31, 1996, 1995, and 1994.

     In addition to utilizing swaps and options as part of its asset/liability management strategy, the Company acts as an intermediary for swap and option agreements on behalf of its customers. To reduce its market risk exposure, the Company enters into generally matching or offsetting positions. The total notional amount of customer swap agreements, including the offsetting positions, was $590 million and $406 million at December 31, 1996, and 1995, respectively. The total dollar amount of futures used to offset customer swap agreements was $98.4 million and $693.0 million at December 31, 1996, and 1995, respectively. Open futures contracts at December 31, 1996, had maturities ranging from 1997 to 2005. Market value changes on futures contracts that are designated as trading hedges are recognized in income in the period of change. Realized losses on futures used for hedging trading swaps and options were not material for the years ended December 31, 1996, 1995, and 1994. The total notional amount of customer option agreements, including the offsetting positions, was $303 million and $414 million at December 31, 1996, and 1995, respectively.

     Interest rate swap and option contracts will result in gains and losses subsequent to the date of the contract, due to interest rate movements. For customer intermediated swaps and options, the Company records these gains and losses as they occur in trading income. For swaps and options used as hedges, the Company recognizes gains or losses by adjusting interest income or expense over the terms of the hedge. The gain or loss on a terminated hedge is amortized over the life of the original swap or the life of the hedged item, whichever is shorter. The amortization of deferred gains and losses increased net interest income by $.3 million and $6.1 million during 1996, and 1995, respectively. Net unamortized deferred gains were $3.3 million at December 31, 1996. The Company will amortize these net gains through the year 2006.

     The credit risk related to interest rate swap and option agreements is that counterparties may be unable to meet the contractual terms. The Company estimates this risk by calculating the present value of the cost to replace all outstanding contracts in a gain position at current market rates, reported on a net basis by counterparty. At December 31, 1996, and

U.S. Bancorp                                                               21

1995, the gain position of these contracts, in the aggregate, was approximately $51 million and $132 million, respectively.
  The Company manages the credit risk of its interest rate swap and option contracts through credit approvals, limits, bilateral collateral agreements, and monitoring procedures. Commercial lending officers perform credit analyses to establish counterparty limits. Senior management approves counterparty limits and periodically reviews the limits to monitor compliance. In addition, the Company reduces the assumed counterparty credit risk through master netting agreements that permit the Company to settle interest rate contracts with the same counterparty on a net basis.

LIQUIDITY SUPPORT GUARANTEES Through liquidity support guarantees, the Company agrees to provide market support for its customers' commercial paper or tax-exempt bonds. These contracts are secured by notes receivable, bonds or private insurance, guaranteeing payment of principal and interest on any unreimbursed funds advanced. Since the conditions that require the Company to fund the guarantees may not occur, total guarantee amounts do not necessarily represent the Company's future funding obligation.

FORWARD CONTRACTS AND COMMITMENTS TO SELL MORTGAGE LOANS Forward contracts are agreements for the delayed delivery of securities or cash settlement money market instruments. The Company enters into these contracts to hedge the interest rate risk of its mortgage loans held for sale. At December 31, 1996, and 1995, forward contracts outstanding were $197 million and $449 million, respectively. At December 31, 1996, net unamortized deferred gains on the forward agreements were not material. The Company manages its credit risk on forward contracts, which arises from nonperformance by counterparties, through credit approval and limit procedures.The Company is committed under agreements to sell mortgage loans pursuant to master delivery commitments. The remaining balance on those commitments was $3 million at December 31, 1996, and $223 million at December 31, 1995.

MORTGAGES SOLD WITH RECOURSE The Company is obligated under recourse provisions related to the sale of certain residential mortgages. The contract amount of these mortgages, excluding the Government National Mortgage Association ("GNMA") agreements, was $114 million at December 31, 1996, and $172 million at December 31, 1995. Mortgages sold with recourse under sale/servicing agreements with GNMA totaled $6 million at December 31, 1996, and $700 million at December 31, 1995. The Company has secondary recourse obligations under these agreements, but the liability is not material.

FOREIGN CURRENCY COMMITMENTS The Company uses foreign currency commitments to help customers reduce the risks associated with changes in foreign currency exchange rates. Through these contracts, the Company exchanges currencies at specified rates on specified dates with various counterparties. The Company minimizes the market and liquidity risks by taking offsetting positions. In addition, the Company controls the market risks by limiting the net exposure through policies, procedures, and monitoring. The Company manages its credit risk, or potential risk of loss from default by a counterparty, through credit limit approval and monitoring procedures. The aggregate replacement cost of contracts in a gain position at December 31, 1996, was not significant.

CREDIT CONCENTRATIONS The Company primarily lends to borrowers in the 17 states where it has banking offices. Approximately 90 percent of the Company's commercial loans were made to borrowers in this operating region representing a diverse range of industries. Collateral may include marketable securities, accounts receivable, inventory, and equipment.

     For detail of the Company's real estate portfolio by property type and geography as of December 31, 1996, and 1995, see Table 9 on page 42. This information is incorporated by reference into these Notes to Consolidated Financial Statements. Such loans are collateralized by the related property.

    Approximately 90 percent of the total consumer portfolio consists of loans to customers in the Company's operating region. Residential mortgages, home equity, and auto loans are secured, but other consumer loans are generally not secured. For detail of the Company's consumer loan portfolio referenced here, see Table 8 on page 42 under the category "Consumer" as of December 31, 1996, and 1995, which is incorporated by reference into these Notes to Consolidated Financial Statements.

------
NOTE P  FAIR VALUES OF FINANCIAL INSTRUMENTS
------

SFAS 107, "Disclosures about Fair Value of Financial Instruments," requires the disclosure of the fair value, where practically estimable, of all financial instruments, both on and off balance sheet. Financial instruments are generally defined as cash, equity instruments or investments, and contractual obligations to pay or receive cash or another financial instrument. The Statement indicates that quoted market prices are the preferred means of estimating value. When market quotes are unavailable, valuation techniques including discounted cash flow calculations and pricing models or services should be used.
  Due to the nature of its business and its customers' needs, the Company offers a large number of financial instruments, most of which are not actively traded. Accordingly, the Company uses several valuation techniques and aggregation methods for valuing various products. The Company also uses various assumptions, such as the discount rate and cash flow timing and amounts. As a result, the fair value estimates can neither be substantiated by independent market comparisons, nor realized by the immediate sale or settlement of the financial instrument. Also, the estimates reflect a point in time and

22                                                                  U.S. Bancorp
could change significantly based on changes in economic factors, such as interest rates. Furthermore, the required disclosures exclude the estimated values of certain financial instruments and all nonfinancial instrument cash flows. Finally, the fair value disclosure is not intended to estimate a market value of the Company as a whole. A summary of the Company's valuation techniques and assumptions follows.


CASH AND CASH EQUIVALENTS: The carrying value of cash, federal funds sold, and securities under resale agreements was assumed to approximate fair value.

SECURITIES: Generally, trading securities, held-to-maturity securities and available-for-sale securities were valued using available market quotes. In some instances, for securities that are not widely traded, market quotes for comparable securities were used.

LOANS: The loan portfolio consists of both variable and fixed rate loans, the fair value of which was estimated using discounted cash flow analyses and other valuation techniques. To calculate discounted cash flows, the loans were aggregated into pools of similar types and expected repayment terms. The expected cash flows were reduced for estimated historical prepayment experience. Projected cash flows on nonaccrual loans were further reduced by the amount of the estimated losses on the portfolio and discounted over an assumed average remaining life of one to two years.

CORE DEPOSIT INTANGIBLE: Core deposits provide a stable, low-cost source of funds that can be invested to earn a return that exceeds their cost. The fair value of the Company's core deposit intangible was calculated using a discounted cash flow model that estimates the present value of the difference between the ongoing cost of the core deposits and alternative funds at current market rates. This is the same method that the Company uses in calculating the value of the core deposit intangible of an acquired bank.

DEPOSIT LIABILITIES: The fair value of demand deposits, savings accounts, and certain money market deposits is equal to the amount payable on demand at year-end. Fair values for fixed rate certificates of deposit were estimated using a discounted cash flow analysis based on the discount rates of the high-grade corporate bond yield curve.

SHORT-TERM BORROWINGS: Federal funds purchased, borrowings under repurchase agreements, and other short-term borrowings are at variable rates or have short-term maturities. Their carrying value is assumed to approximate their fair value.

LONG-TERM DEBT: Medium-term notes, Bank Notes, Federal Home Loan Bank Advances, capital lease obligations, and mortgage note obligations totaled $3,094 million in 1996 and $2,853 million in 1995. Their estimated fair value was determined using a discounted cash flow analysis based on current market rates of similar maturity debt securities to discount cash flows. Other long-term debt instruments were valued using available market quotes.

LOAN COMMITMENTS, LETTERS OF CREDIT AND GUARANTEES: The Company's commitments have variable rates and do not expose the Company to interest rate risk. No premium or discount was ascribed to the loan commitments because virtually all funding would be at current market rates.

INTEREST RATE SWAPS, OPTIONS, FLOORS, AND CAPS: The interest rate options and swap cash flows were estimated using a third party pricing model and discounted based on appropriate LIBOR, Eurodollar future, and Treasury Note yield curves.

U.S. Bancorp                                                                23

The estimated fair values of the Company's financial instruments are shown in the table below.


                                                       1996                     1995
                                              -----------------------------------------------
                                              Carrying       Fair    Carrying           Fair
(In Millions)                                   Amount      Value      Amount          Value
---------------------------------------------------------------------------------------------
FINANCIAL ASSETS:
  Cash and due from banks. . . . . . . . . .  $ 4,813    $ 4,813      $ 4,253        $ 4,253
  Federal funds sold and resale
    agreements . . . . . . . . . . . . . . .      898        898          771            771
  Trading account securities . . . . . . . .      231        231          366            366
  Held to maturity securities. . . . . . . .      797        811          865            886
  Available-for-sale securities. . . . . . .    6,473      6,473        6,423          6,423
  Loans:
    Commercial:
       Commercial. . . . . . . . . . . . . .   19,676     20,046       18,272         18,717
       Leasing . . . . . . . . . . . . . . .    1,848      1,849        1,549          1,550
       Commercial real estate and
         construction. . . . . . . . . . . .   10,157     10,851        8,380          9,066
    Consumer:
       Residential mortgage. . . . . . . . .    4,953      4,964        6,722          6,801
       Residential mortgage held for sale. .      148        148          343            343
       Home equity and second mortgage . . .    4,917      5,166        4,011          4,202
       Credit card and revolving lines . . .    5,153      5,433        4,908          5,283
       Other consumer installment. . . . . .    5,503      5,586        5,160          5,243
    Allowance for credit losses. . . . . . .     (993)        --         (908)            --
                                              -----------------------------------------------
       Total loans . . . . . . . . . . . . .   51,362     54,043       48,437         51,205
                                              -----------------------------------------------
       Total financial assets. . . . . . . .   64,574     67,269       61,115         63,904

NONFINANCIAL ASSETS:
  Core deposit intangible. . . . . . . . . .      165      1,406          114          1,026
  Mortgage servicing portfolio . . . . . . .       23         28           64            177
                                              -----------------------------------------------
       Total . . . . . . . . . . . . . . . .   64,762    $68,703       61,293        $65,107
                                                         -------                     -------
                                                         -------                     -------
Other assets . . . . . . . . . . . . . . . .    4,987                   4,375
                                              -------                 -------
       Total Assets. . . . . . . . . . . . .  $69,749                 $65,668
                                              -------                 -------
                                              -------                 -------
FINANCIAL LIABILITIES:
  Deposits:
    Noninterest-bearing. . . . . . . . . . .  $14,344    $14,344      $12,367        $12,367
    Interest-bearing checking and
      other savings. . . . . . . . . . . . .   19,163     19,163       18,236         18,236
    Savings certificates and
     certificates > $100,000 . . . . . . . .   15,849     15,802       15,176         15,210
                                              -----------------------------------------------
       Total deposits. . . . . . . . . . . .   49,356     49,309       45,779         45,813
  Federal funds purchased. . . . . . . . . .    1,672      1,672        2,718          2,718
  Securities sold under agreements
    to repurchase. . . . . . . . . . . . . .    1,729      1,729        1,196          1,201
  Other short-term funds borrowed. . . . . .    3,191      3,191        4,070          4,070
  Long-term debt . . . . . . . . . . . . . .    5,369      5,454        4,583          4,681
  Company-obligated mandatorily
    redeemable preferred securities of
    subsidiary trusts holding solely the
    junior subordinated debentures of the
    parent company . . . . . . . . . . . . .      600        636           --             --
                                              -----------------------------------------------
       Total financial liabilities . . . . .   61,917    $61,991       58,346        $58,483
                                                         -------                     -------
                                                         -------                     -------
NONFINANCIAL LIABILITIES . . . . . . . . . .    2,069                   1,980
SHAREHOLDERS' EQUITY . . . . . . . . . . . .    5,763                   5,342
                                              -------                 -------
       Total Liabilities and Shareholders'
         Equity. . . . . . . . . . . . . . .  $69,749                 $65,668
                                              -------                 -------
                                              -------                 -------
Off-Balance Sheet Financial Instruments:
  Unrecognized gain on interest rate swaps
    and options. . . . . . . . . . . . . . .      N/A    $    25          N/A        $   109
  Unrecognized loss on interest rate swaps
    and options. . . . . . . . . . . . . . .      N/A          3          N/A              7
  Loan commitments . . . . . . . . . . . . .      N/A         --          N/A             --
  Letters of credit. . . . . . . . . . . . .      N/A         --          N/A             --

---------------------------------------------------------------------------------------------

24                                                                 U.S. Bancorp

------
NOTE Q  COMMITMENTS AND CONTINGENT LIABILITIES
------

Rental expense for operating leases amounted to $116.1 million in 1996, $112.5 million in 1995, and $133.7 million in 1994. Future minimum payments, net of sublease rentals, under capitalized leases and noncancelable operating leases with initial or remaining terms of one year or more, consisted of the following at December 31, 1996:

                                                      Capitalized    Operating
(In Millions)                                              Leases       Leases
------------------------------------------------------------------------------
1997 . . . . . . . . . . . . . . . . . . . .              $ 14.2       $107.4
1998 . . . . . . . . . . . . . . . . . . . .                 7.2         92.7
1999 . . . . . . . . . . . . . . . . . . . .                 7.1         80.2
2000 . . . . . . . . . . . . . . . . . . . .                 7.1         68.8
2001 . . . . . . . . . . . . . . . . . . . .                 7.0         66.9
Thereafter . . . . . . . . . . . . . . . . .                68.0        439.6
                                                           -------------------
Total minimum lease payments . . . . . . . .               110.6       $855.6
                                                                        ------
Less amount representing interest. . . . . .                53.6
                                                           ------
Present value of net minimum lease payments.              $ 57.0
------------------------------------------------------------------------------

     Various legal proceedings are currently pending against the Company. Due to their complex nature, it may be years before some matters are resolved. In the opinion of management, the aggregate liability, if any, will not have a material adverse effect on the Company's financial position, liquidity or results of operations.

------
NOTE R  SUPPLEMENTAL DISCLOSURES TO THE CONSOLIDATED FINANCIAL STATEMENTS
------

CONSOLIDATED BALANCE SHEET - Time certificates of deposit in denominations of $100,000 or more totaled $3,402 million and $2,632 million at December 31, 1996, and 1995, respectively.

CONSOLIDATED STATEMENT OF CASH FLOWS - Listed below are supplemental disclosures to the Consolidated Statement of Cash Flows.

Year Ended December 31 (In Millions)             1996       1995        1994
------------------------------------------------------------------------------
Income taxes paid. . . . . . . . . . . . . .$   508.6  $   444.3    $   306.8
Interest paid. . . . . . . . . . . . . . . .  2,137.0    2,039.1      1,565.7
Net noncash transfers to foreclosed
  property . . . . . . . . . . . . . . . . .     97.0       97.7         80.1
Change in unrealized gain (loss) on
  available-for-sale securities, net of
  taxes of $14.8 in 1996, $112.1 in
  1995 and $132.0 in 1994. . . . . . . . . .    (28.8)     177.0       (210.3)
                                             --------------------------------
Cash acquisitions of businesses:
  Fair value of noncash assets acquired. . .$    38.3  $   120.6   $    819.4
  Liabilities assumed. . . . . . . . . . . .       --       (7.4)      (872.0)
                                             --------------------------------
    Net. . . . . . . . . . . . . . . . . . .$    38.3  $   113.2   $    (52.6)
                                             --------------------------------
Stock acquisitions of businesses:
  Fair value of noncash assets acquired. . .$ 5,284.9  $   746.9   $  2,025.0
  Net cash acquired. . . . . . . . . . . . .    245.8       55.4         98.5
  Liabilities assumed. . . . . . . . . . . . (4,493.9)    (696.7)    (1,863.5)
                                             --------------------------------
    Net value of common stock issued . . . .$ 1,036.8  $   105.6   $    260.0
------------------------------------------------------------------------------

REGULATORY CAPITAL - The measures used to assess capital include the capital ratios established by bank regulatory agencies, including the specific ratios for the "well capitalized" designation. For a description of the regulatory capital requirements and the actual ratios as of December 31, 1996, for the Company and its bank and thrift subsidiaries, see Tables 17 and 18 from which such information is incorporated by reference into these Notes to Consolidated Financial Statements.

U.S. Bancorp                                                               25

------
NOTE S  U.S. BANCORP (PARENT COMPANY)
------

CONDENSED BALANCE SHEET

December 31 (In Millions)                                    1996        1995
------------------------------------------------------------------------------
ASSETS
Deposits with subsidiary banks,
  principally interest-bearing . . . . . . .             $   348      $   248
Available-for-sale securities. . . . . . . .                 179          315
Investments in:
  Bank and thrift affiliates . . . . . . . .               6,232        5,745
  Nonbank affiliates . . . . . . . . . . . .                 136          163
Advances to:
  Bank and thrift affiliates . . . . . . . .               1,757          853
  Nonbank affiliates . . . . . . . . . . . .                 122          113
Other assets . . . . . . . . . . . . . . . .                 758          815
                                                           ------       ------
     Total assets. . . . . . . . . . . . . .              $9,532       $8,252
                                                           ------       ------
LIABILITIES AND SHAREHOLDERS' EQUITY
Short-term funds borrowed. . . . . . . . . .             $   161      $   237
Advances from subsidiaries . . . . . . . . .                  25           40
Long-term debt . . . . . . . . . . . . . . .               2,430        2,168
Junior subordinated debentures issued to
  subsidiary trusts. . . . . . . . . . . . .                 618           --
Other liabilities. . . . . . . . . . . . . .                 535          465
Shareholders' equity . . . . . . . . . . . .               5,763        5,342
                                                           ------       ------
     Total liabilities and shareholders'
       equity. . . . . . . . . . . . . . . .              $9,532       $8,252
------------------------------------------------------------------------------

CONDENSED STATEMENT OF INCOME

Year Ended December 31 (In Millions)              1996       1995       1994
------------------------------------------------------------------------------
INCOME
Dividends from subsidiaries (including
  $1,269.4, $927.7 and $693.6 from
  bank and thrift subsidiaries). . . . . . . $1,334.0   $  950.0     $  730.0
Interest from subsidiaries . . . . . . . . .     97.6       71.7         51.4
Service and management fees from
  subsidiaries . . . . . . . . . . . . . . .    204.9      232.7        254.5
Other income . . . . . . . . . . . . . . . .    299.0       30.5         26.7
                                              --------------------------------
     Total income. . . . . . . . . . . . . .  1,935.5    1,284.9      1,062.6

EXPENSES
Interest on short-term funds borrowed. . . .     17.4       20.0         15.7
Interest on long-term debt . . . . . . . . .    154.7      132.8        114.0
Interest on junior subordinated debentures
  issued to subsidiary trusts. . . . . . . .      2.8         --           --
Operating expenses paid to subsidiaries. . .     19.2       70.0         48.3
Other expenses . . . . . . . . . . . . . . .    259.0      310.6        408.5
                                              --------------------------------
     Total expenses. . . . . . . . . . . . .    453.1      533.4        586.5
                                              --------------------------------
Income before income taxes and equity in
  undistributed income of subsidiaries . . .  1,482.4      751.5        476.1
Income tax expense (credit). . . . . . . . .     68.3      (58.5)       (88.2)
                                              --------------------------------
Income of parent company . . . . . . . . . .  1,414.1      810.0        564.3
Equity (deficiency) in undistributed
  income of subsidiaries:
  Bank and thrift affiliates . . . . . . . .   (161.4)      75.0         30.8
  Nonbank affiliates . . . . . . . . . . . .    (34.0)      12.1        (35.4)
                                              --------------------------------
                                               (195.4)      87.1         (4.6)
                                              --------------------------------
     Net income. . . . . . . . . . . . . . . $1,218.7   $  897.1     $  559.7
------------------------------------------------------------------------------

26                                                                 U.S. Bancorp

CONDENSED STATEMENT OF CASH FLOWS

Year Ended December 31 (In Millions)              1996     1995        1994
------------------------------------------------------------------------------
OPERATING ACTIVITIES
Net income . . . . . . . . . . . . . . . . .$ 1,218.7   $  897.1      $ 559.7
Adjustments to reconcile net income
   to net cash provided by operating
   activities:
  Deficiency (equity) in undistributed
    income of subsidiaries . . . . . . . . .    195.4      (87.1)         4.6
  Depreciation . . . . . . . . . . . . . . .     19.2       19.1         28.2
  (Gains) losses on available-for-sale
    securities . . . . . . . . . . . . . . .    (37.5)       (.5)          .3
  Decrease (increase) in accrued
    receivables, net . . . . . . . . . . . .    166.4      (81.3)        77.4
  Increase (decrease) in accrued
    liabilities, net . . . . . . . . . . . .     18.4      (89.0)       (45.9)
  Amortization of goodwill and other
    intangibles. . . . . . . . . . . . . . .     20.1       16.3         14.9
  Deferred tax (credit) provision. . . . . .     (5.2)      28.5         (7.7)
  Provision for merger and integration . . .     10.7       35.6         94.7
  Other - net. . . . . . . . . . . . . . . .     31.6        9.7          9.6
                                              --------------------------------
    Net cash provided by operating
     activities. . . . . . . . . . . . . . .  1,637.8      748.4        735.8
INVESTING ACTIVITIES
Securities transactions:
  Sales and maturities . . . . . . . . . . .    230.8      224.4         93.5
  Purchases  . . . . . . . . . . . . . . . .    (73.9)    (282.9)      (142.4)
Investments in subsidiaries. . . . . . . . .    (27.9)    (142.6)      (108.5)
Equity distributions from subsidiaries . . .    304.6      111.5        234.5
Net (increase) decrease in short-term
  advances to affiliates . . . . . . . . . .    (91.9)     (65.6)       159.1
Long-term advances made to affiliates. . . .   (868.5)    (259.7)          --
Principal collected on long-term advances
  made to affiliates . . . . . . . . . . . .     33.5       25.2           .3
Other - net. . . . . . . . . . . . . . . . .    (22.3)      10.1        (79.3)
                                              --------------------------------
    Net cash (used) provided by investing
      activities . . . . . . . . . . . . . .   (515.6)    (379.6)       157.2

FINANCING ACTIVITIES
Net decrease in short-term advances from
  subsidiaries . . . . . . . . . . . . . . .    (17.1)     (27.7)       (27.2)
Net (decrease) increase in short-term
  funds borrowed . . . . . . . . . . . . . .    (67.0)      17.7          7.6
Proceeds from long-term debt . . . . . . . .    552.5    1,050.5        405.1
Principal payments on long-term debt . . . .   (299.9)    (631.5)      (312.3)
Proceeds from issuances of junior
  subordinated debentures to subsidiary
  trusts . . . . . . . . . . . . . . . . . .    618.6         --           --
Redemption of preferred stock. . . . . . . .       --      (13.2)      (167.0)
Proceeds from dividend reinvestment,
  stock option, and stock purchase
  plans. . . . . . . . . . . . . . . . . . .     96.0       84.1         60.8
Repurchase of common stock and
  stock warrants . . . . . . . . . . . . . . (1,490.1)    (721.0)      (302.9)
Stock warrants exercised . . . . . . . . . .       --         .3          7.9
Cash dividends . . . . . . . . . . . . . . .   (414.8)    (344.5)      (296.8)
                                              --------------------------------
    Net cash used by financing activities. . (1,021.8)    (585.3)      (624.8)
                                              --------------------------------
    Change in cash and cash equivalents. . .    100.4     (216.5)       268.2
Cash and cash equivalents at beginning
  of year. . . . . . . . . . . . . . . . . .    247.8      464.3        196.1
                                              --------------------------------
    Cash and cash equivalents at end
      of year. . . . . . . . . . . . . . . . $  348.2   $  247.8      $ 464.3
------------------------------------------------------------------------------

Transfer of funds -- dividends, loans or advances -- from bank and thrift subsidiaries to the Company is restricted. Federal law prohibits loans unless they are secured and generally limits any loan to the Company or individual affiliate to 10 percent of the bank's or thrift's equity. In aggregate, loans to the Company and all affiliates cannot exceed 20 percent of the bank's or thrift's equity.
  Dividend payments to the Company by its subsidiary banks and thrift are subject to regulatory review and statutory limitations and, in some instances, regulatory approval. The approval of the Comptroller of the Currency is required if total dividends by a national bank in any calendar year exceed the bank's net profits (as defined) for that year combined with its retained net profits for the preceding two calendar years or if the bank's retained earnings are less than zero. Furthermore, dividends are restricted by the Comptroller of the Currency's minimum capital constraints for all national banks. Within these guidelines, all bank subsidiaries have the ability to pay dividends without prior regulatory approval except one bank, which bank represented one percent of total assets at December 31, 1996.
  First Bank, fsb (the "Thrift") is required to give the Office of Thrift Supervision ("OTS") 30-day notice prior to declaration of a cash dividend to the parent company. The Thrift's dividends to the parent company are generally limited to earnings in the calendar year plus 50 percent of the surplus capital (the percentage by which the Thrift's regulatory capital ratios exceed the minimum capital ratios required by the OTS) at the beginning of the year. In addition, dividends are restricted by the OTS's minimum capital constraints for all thrifts.

U.S. Bancorp                                                                27

--------------------------------------------------------------------------------
                            REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
U.S. Bancorp
Minneapolis, Minnesota

We have audited the supplemental consolidated balance sheets of U.S. Bancorp (formed as a result of the consolidation of First Bank System, Inc. and the former U.S. Bancorp) as of December 31, 1996 and 1995 and the related supplemental consolidated statements of income, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 1996. The supplemental consolidated financial statements give retroactive effect to the merger of First Bank System, Inc. and the former U.S. Bancorp on August 1, 1997, which has been accounted for using the pooling-of-interests method as described in Note C of the supplemental consolidated financial statements. These supplemental financial statements are the responsibility of the management of U.S. Bancorp. Our responsibility is to express an opinion on these supplemental financial statements based on our audits. We did not audit the financial statements of the former U.S. Bancorp which statements reflect total assets constituting 48% for 1996 and 48% for 1995 of the related supplemental consolidated financial statement totals, and which reflect net income constituting approximately 40% of the related supplemental consolidated financial statement totals for the three year period ended December 31, 1996. Those statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to data included for the former U.S. Bancorp, is based solely on the reports of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the reports of other auditors, the supplemental financial statements referred to above present fairly, in all material respects, the consolidated financial position of U.S. Bancorp at December 31, 1996 and 1995, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, after giving retroactive effect to the merger of First Bank System, Inc. and the former U.S. Bancorp, as described in Note C to the supplemental consolidated financial statements, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Minneapolis, Minnesota
January 9, 1997 (except for the consolidation of First Bank System, Inc. and the former U.S. Bancorp, as to which the date is August 1, 1997)

28                                                                  U.S. Bancorp

INDEPENDENT AUDITORS' REPORT

To the Directors and Shareholders of U.S. Bancorp:

We have audited the consolidated balance sheet of U.S. Bancorp ("USBC") as of December 31, 1996 and 1995, and the related consolidated statements of income, changes in shareholders' equity, and cash flows for each of the three years in the period ended December 31, 1996 (not presently separately herein). These financial statements are the responsibility of management. Our responsibility is to express an opinion on the financial statements based on our audits. The consolidated financial statements of USBC give retroactive effect to the merger of USBC and West One Bancorp and subsidiaries, which has been accounted for as a pooling-of-interests as described in Note 2 to the consolidated financial statements of USBC. We did not audit the consolidated statements of income, changes in shareholders' equity, and cash flows of West One Bancorp and subsidiaries for the year ended December 31, 1994, which statements reflect net interest income and noninterest revenues of $471,214,000 for the year ended December 31, 1994. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for West One Bancorp and subsidiaries for 1994, is based solely on the report of such other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of the other auditors, the consolidated financial statements referred to above (not presented separately herein) present fairly, in all material respects, the financial position of USBC at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
Portland, Oregon
January 31, 1997


29                                                                  U.S. Bancorp

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Directors of West One Bancorp

We have audited the consolidated statements of income, shareholders' equity, and cash flows of West One Bancorp and subsidiaries for the year ended December 31, 1994 (not presented separately herein). These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above (not presented separately herein) present fairly, in all material respects, the consolidated results of operations and cash flows of West One Bancorp and subsidiaries for the year ended December 31, 1994, in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand L.L.P.
Boise, Idaho
January 19, 1995


30                                                                  U.S. Bancorp

--------------------------------------------------------------------------------
    CONSOLIDATED BALANCE SHEET -- FIVE-YEAR SUMMARY
--------------------------------------------------------------------------------

                                                                                                                   % Change
December 31 (Dollars In Millions)                                  1996      1995      1994      1993      1992    1995-1996
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks. . . . . . . . . . . . . . . . . .      $ 4,813   $ 4,253   $ 3,828   $ 3,468   $ 3,782         13.2%
Federal funds sold and resale agreements . . . . . . . . .          898       771     1,012     1,634     2,486         16.5
Interest-bearing deposits with banks . . . . . . . . . . .            1         1        30        91       660            *
Trading account securities . . . . . . . . . . . . . . . .          231       366       215       264       250        (36.9)
Held-to-maturity securities. . . . . . . . . . . . . . . .          797       865     1,986     2,288     4,759         (7.9)
Available-for-sale securities:
 U.S. Treasury . . . . . . . . . . . . . . . . . . . . . .        1,028     1,686     2,106     2,776     1,845        (39.0)
 Mortgage-backed . . . . . . . . . . . . . . . . . . . . .        4,104     3,218     4,051     3,717     3,265         27.5
 State and political . . . . . . . . . . . . . . . . . . .          573       271       181       196       188        111.4
 U.S. agencies and other . . . . . . . . . . . . . . . . .          768     1,248     1,267     1,057       660        (38.5)
                                                               -------------------------------------------------
   Total securities. . . . . . . . . . . . . . . . . . . .        6,473     6,423     7,605     7,746     5,958           .8
Loans  . . . . . . . . . . . . . . . . . . . . . . . . . .       52,355    49,345    46,375    43,870    39,520          6.1
 Less allowance for credit losses. . . . . . . . . . . . .          993       908       863       811       811          9.4
                                                               -------------------------------------------------
   Net loans . . . . . . . . . . . . . . . . . . . . . . .       51,362    48,437    45,512    43,059    38,709          6.0
Other assets . . . . . . . . . . . . . . . . . . . . . . .        5,174     4,552     4,549     3,907     4,029         13.7
                                                               -------------------------------------------------
     Total assets. . . . . . . . . . . . . . . . . . . . .      $69,749   $65,668   $64,737   $62,457   $60,633          6.2%
                                                               -------------------------------------------------
                                                               -------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
 Noninterest-bearing . . . . . . . . . . . . . . . . . . .      $14,344   $12,367   $11,353   $12,913   $10,858         16.0%
 Interest-bearing. . . . . . . . . . . . . . . . . . . . .       35,012    33,412    34,762    34,921    36,599          4.8
                                                               -------------------------------------------------
   Total deposits. . . . . . . . . . . . . . . . . . . . .       49,356    45,779    46,115    47,834    47,457          7.8
Short-term borrowings. . . . . . . . . . . . . . . . . . .        6,592     7,984     7,501     4,638     4,119        (17.4)
Long-term debt . . . . . . . . . . . . . . . . . . . . . .        5,369     4,583     4,225     3,231     2,588         17.2
Company-obligated mandatorily redeemable preferred
 securities of subsidiary trusts holding solely the
 junior subordinated debentures of the parent company. . .          600        --        --        --        --            *
Other liabilities. . . . . . . . . . . . . . . . . . . . .        2,069     1,980     1,791     1,568     1,603          4.5
                                                               -------------------------------------------------------------
     Total liabilities . . . . . . . . . . . . . . . . . .       63,986    60,326    59,632    57,271    55,767          6.1
Shareholders' equity . . . . . . . . . . . . . . . . . . .        5,763     5,342     5,105     5,186     4,866          7.9
                                                               --------------------------------------------------------------
     Total liabilities and shareholders' equity. . . . . .      $69,749   $65,668   $64,737   $62,457   $60,633          6.2%
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

 *  NOT MEANINGFUL


U.S. Bancorp                                                                  31

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF INCOME -- FIVE-YEAR SUMMARY
--------------------------------------------------------------------------------

                                                                                                                         % Change
Year Ended December 31 (In Millions)                                    1996      1995      1994      1993      1992    1995-1996
------------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $4,537.7  $4,373.4  $3,686.6  $3,361.7  $3,336.5          3.8%
Securities:
 Taxable . . . . . . . . . . . . . . . . . . . . . . . . . . . .       420.5     420.3     535.1     596.3     545.8            *
 Exempt from federal income taxes. . . . . . . . . . . . . . . .        71.0      59.8      62.8      59.7      49.0         18.7
Other interest income. . . . . . . . . . . . . . . . . . . . . .        85.2      67.3      63.5      63.9     109.0         26.6
                                                                   -------------------------------------------------
 Total interest income . . . . . . . . . . . . . . . . . . . . .     5,114.4   4,920.8   4,348.0   4,081.6   4,040.3          3.9
INTEREST EXPENSE
Deposits . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1,441.3   1,416.7   1,121.1   1,174.1   1,406.1          1.7
Federal funds purchased and repurchase agreements. . . . . . . .       197.9     218.2     190.8      83.1     104.0         (9.3)
Other short-term funds borrowed. . . . . . . . . . . . . . . . .       192.3     189.8      68.3      53.0      64.6          1.3
Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . .       303.8     273.4     227.2     184.3     203.6         11.1
Company-obligated mandatorily redeemable preferred
 securities of subsidiary trusts holding solely the
 junior subordinated debentures of the parent company. . . . . .         2.8        --        --        --        --            *
                                                                   -------------------------------------------------
 Total interest expense. . . . . . . . . . . . . . . . . . . . .     2,138.1   2,098.1   1,607.4   1,494.5   1,778.3          1.9
                                                                   -------------------------------------------------
Net interest income. . . . . . . . . . . . . . . . . . . . . . .     2,976.3   2,822.7   2,740.6   2,587.1   2,262.0          5.4
Provision for credit losses. . . . . . . . . . . . . . . . . . .       271.2     239.1     243.7     239.3     340.5         13.4
                                                                   -------------------------------------------------
Net interest income after provision for credit losses. . . . . .     2,705.1   2,583.6   2,496.9   2,347.8   1,921.5          4.7
NONINTEREST INCOME
Service charges on deposit accounts. . . . . . . . . . . . . . .       377.2     345.0     346.7     320.7     280.0          9.3
Credit card fees . . . . . . . . . . . . . . . . . . . . . . . .       354.1     303.9     248.9     204.7     176.7         16.5
Trust fees . . . . . . . . . . . . . . . . . . . . . . . . . . .       302.3     241.1     224.5     208.4     185.4         25.4
Investment products fees and commissions . . . . . . . . . . . .        59.7      49.8      56.4      49.5      40.7         19.9
Securities gains (losses). . . . . . . . . . . . . . . . . . . .        20.8       3.0    (124.2)       .8      48.4        593.3
Termination fee. . . . . . . . . . . . . . . . . . . . . . . . .       190.0        --        --        --        --            *
State income tax refund. . . . . . . . . . . . . . . . . . . . .        65.0        --        --        --        --            *
Gain on sale of mortgage banking operations, branches
 and other assets  . . . . . . . . . . . . . . . . . . . . . . .        71.4      39.9      62.9       9.3       5.0         78.9
Gain on sale of mortgage servicing rights. . . . . . . . . . . .          --        --        --      55.8       7.5            *
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       345.2     330.6     299.7     394.6     391.1          4.4
                                                                   -------------------------------------------------
 Total noninterest income. . . . . . . . . . . . . . . . . . . .     1,785.7   1,313.3   1,114.9   1,243.8   1,134.8         36.0
NONINTEREST EXPENSE
Salaries . . . . . . . . . . . . . . . . . . . . . . . . . . . .       964.5     927.5     974.9     971.9     889.1          4.0
Employee benefits. . . . . . . . . . . . . . . . . . . . . . . .       218.2     209.9     224.4     216.2     188.4          4.0
Net occupancy. . . . . . . . . . . . . . . . . . . . . . . . . .       179.4     183.4     190.7     194.3     167.9         (2.2)
Furniture and equipment. . . . . . . . . . . . . . . . . . . . .       175.2     184.5     184.4     171.2     148.0         (5.0)
Goodwill and other intangible assets . . . . . . . . . . . . . .       130.1      76.0      72.5      68.4      51.5         71.2
Other personnel costs. . . . . . . . . . . . . . . . . . . . . .        83.4      62.4      60.8      57.2      39.7         33.7
Advertising and marketing. . . . . . . . . . . . . . . . . . . .        61.2      59.2      65.1      59.5      54.2          3.4
Telephone. . . . . . . . . . . . . . . . . . . . . . . . . . . .        60.2      58.4      61.1      56.1      47.8          3.1
Professional services. . . . . . . . . . . . . . . . . . . . . .        58.0      59.2      65.9      70.1      65.9         (2.0)
FDIC insurance . . . . . . . . . . . . . . . . . . . . . . . . .        11.9      64.5     105.7     105.5      92.9        (81.6)
SAIF special assessment. . . . . . . . . . . . . . . . . . . . .        61.3        --        --        --        --            *
Merger, integration, and resizing. . . . . . . . . . . . . . . .        88.1      98.9     166.2      72.2      84.0        (10.9)
Merger-related severance . . . . . . . . . . . . . . . . . . . .          --        --      56.5        --        --            *
Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       454.9     492.0     503.9     472.3     496.5         (7.5)
                                                                   -------------------------------------------------
 Total noninterest expense . . . . . . . . . . . . . . . . . . .     2,546.4   2,475.9   2,732.1   2,514.9   2,325.9          2.8
                                                                   -------------------------------------------------
Income from continuing operations before income taxes
 and cumulative effect of changes in accounting principles . . .     1,944.4   1,421.0     879.7   1,076.7     730.4         36.8
Applicable income taxes. . . . . . . . . . . . . . . . . . . . .       725.7     523.9     311.5     374.9     245.9         38.5
                                                                   -------------------------------------------------
Income from continuing operations before cumulative
 effect of changes in accounting principles. . . . . . . . . . .     1,218.7     897.1     568.2     701.8     484.5         35.8
Income (loss) from discontinued operations . . . . . . . . . . .          --        --      (8.5)      2.5       2.7            *
                                                                   -------------------------------------------------
Income before cumulative effect of changes in
 accounting principles . . . . . . . . . . . . . . . . . . . . .     1,218.7     897.1     559.7     704.3     487.2         35.8
Cumulative effect of changes in accounting principles. . . . . .          --        --        --        --     173.3            *
                                                                   -------------------------------------------------
Net income . . . . . . . . . . . . . . . . . . . . . . . . . . .    $1,218.7   $ 897.1  $  559.7   $ 704.3   $ 660.5         35.8%
                                                                   -------------------------------------------------
                                                                   -------------------------------------------------
Net income applicable to common equity . . . . . . . . . . . . .    $1,200.3   $ 877.4  $  534.9   $ 662.9   $ 623.6         36.8%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


 *  NOT MEANINGFUL


32                                                                  U.S. Bancorp

--------------------------------------------------------------------------------
                        QUARTERLY CONSOLIDATED FINANCIAL DATA
--------------------------------------------------------------------------------

                                                                                                        1996
                                                                          -----------------------------------------------------
                                                                              Fourth         Third        Second         First
(In Millions, Except Per Share Data)                                         Quarter       Quarter       Quarter       Quarter
--------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 1,167.4     $ 1,149.3     $ 1,120.7     $ 1,100.3
Securities:
  Taxable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           101.1         104.5         105.8         109.1
  Exempt from federal income taxes . . . . . . . . . . . . . . . . .            17.5          18.0          19.0          16.5
Other interest income. . . . . . . . . . . . . . . . . . . . . . . .            17.2          22.6          22.3          23.1
                                                                           -----------------------------------------------------
  Total interest income. . . . . . . . . . . . . . . . . . . . . . .         1,303.2      1,294.41       1,267.8       1,249.0

INTEREST EXPENSE
Deposits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           362.6         363.6         358.3         356.8
Federal funds purchased and repurchase agreements. . . . . . . . . .            47.7          51.2          47.0          52.0
Other short-term funds borrowed. . . . . . . . . . . . . . . . . . .            47.6          46.9          48.0          49.8
Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . .            79.1          77.5          74.0          73.2
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trusts holding
  solely the junior subordinated debentures of the
  parent company . . . . . . . . . . . . . . . . . . . . . . . . . .             2.8            --            --            --
                                                                           -----------------------------------------------------
  Total interest expense . . . . . . . . . . . . . . . . . . . . . .           539.8         539.2         527.3         531.8
                                                                           -----------------------------------------------------
Net interest income. . . . . . . . . . . . . . . . . . . . . . . . .           763.4         755.2         740.5         717.2
Provision for credit losses. . . . . . . . . . . . . . . . . . . . .            75.5          73.1          61.5          61.1
                                                                           -----------------------------------------------------
Net interest income after provision for credit losses. . . . . . . .           687.9         682.1         679.0         656.1
NONINTEREST INCOME
Service charges on deposit accounts. . . . . . . . . . . . . . . . .            97.4          96.4          92.9          90.5
Credit card fees . . . . . . . . . . . . . . . . . . . . . . . . . .            92.0          92.0          88.7          81.4
Trust fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            77.3          74.2          77.4          73.4
Investment products fees and commissions . . . . . . . . . . . . . .            14.8          13.1          17.0          14.8
Securities gains . . . . . . . . . . . . . . . . . . . . . . . . . .              .5            .9           1.4          18.0
Termination fee. . . . . . . . . . . . . . . . . . . . . . . . . . .              --            --          75.0         115.0
State income tax refund. . . . . . . . . . . . . . . . . . . . . . .              --            --          65.0            --
Gain on sale of mortgage banking operations,
  branches and other assets. . . . . . . . . . . . . . . . . . . . .              --            --          25.7          45.7
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            79.5          86.4          86.8          92.5
                                                                           -----------------------------------------------------
  Total noninterest income . . . . . . . . . . . . . . . . . . . . .           361.5         363.0         529.9         531.3

NONINTEREST EXPENSE
Salaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           240.0         238.1         243.7         242.7
Employee benefits. . . . . . . . . . . . . . . . . . . . . . . . . .            51.5          51.7          55.5          59.5
Net occupancy. . . . . . . . . . . . . . . . . . . . . . . . . . . .            45.5          44.6          43.0          46.3
Furniture and equipment. . . . . . . . . . . . . . . . . . . . . . .            43.8          42.1          44.5          44.8
Goodwill and other intangible assets . . . . . . . . . . . . . . . .            27.4          27.1          24.6          51.0
Other personnel costs. . . . . . . . . . . . . . . . . . . . . . . .            22.3          23.8          21.1          16.2
Advertising and marketing. . . . . . . . . . . . . . . . . . . . . .            14.9          15.7          16.8          13.8
Telephone. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            15.5          15.9          15.2          13.6
Professional services. . . . . . . . . . . . . . . . . . . . . . . .            17.4          13.5          14.9          12.2
FDIC insurance . . . . . . . . . . . . . . . . . . . . . . . . . . .              .5           2.5           4.5           4.4
SAIF special assessment. . . . . . . . . . . . . . . . . . . . . . .              --          61.3            --            --
Merger, integration, and resizing. . . . . . . . . . . . . . . . . .              --            --           9.8          78.3
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           110.0         109.2         111.3         124.4
                                                                           -----------------------------------------------------
  Total noninterest expense. . . . . . . . . . . . . . . . . . . . .           588.8         645.5         604.9         707.2
                                                                           -----------------------------------------------------
Income before income taxes . . . . . . . . . . . . . . . . . . . . .           460.6         399.6         604.0         480.2
Applicable income taxes. . . . . . . . . . . . . . . . . . . . . . .           168.5         143.9         222.8         190.5
                                                                           -----------------------------------------------------
Net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $ 292.1       $ 255.7       $ 381.2       $ 289.7
                                                                           -----------------------------------------------------
                                                                           -----------------------------------------------------
Net income applicable to common equity . . . . . . . . . . . . . . .         $ 287.7       $ 251.1       $ 376.5       $ 285.0
                                                                           -----------------------------------------------------
                                                                           -----------------------------------------------------
Primary net income per common share. . . . . . . . . . . . . . . . .         $  1.15       $   .98       $  1.47       $  1.13
Fully diluted net income per common share. . . . . . . . . . . . . .         $  1.14       $   .98       $  1.46       $  1.12

SELECTED AVERAGE BALANCES
Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $52,108       $51,240       $50,605       $49,450
Earning assets . . . . . . . . . . . . . . . . . . . . . . . . . . .          60,859        60,636        60,149        59,147
Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . .          68,132        67,872        67,420        66,168
Deposits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          47,785        47,573        47,443        46,197
Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . .           5,119         5,022         4,847         4,629
Common equity. . . . . . . . . . . . . . . . . . . . . . . . . . . .           5,687         5,790         5,705         5,533
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                     1995
                                                                        -------------------------------------------------------
                                                                              Fourth         Third        Second         First
(In Millions, Except Per Share Data)                                         Quarter       Quarter       Quarter       Quarter
--------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 1,113.2     $ 1,109.7     $ 1,095.8     $ 1,054.7
Securities:
  Taxable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            98.4         101.2         104.7         116.0
  Exempt from federal income taxes . . . . . . . . . . . . . . . . .            14.9          15.0          15.0          14.9
Other interest income. . . . . . . . . . . . . . . . . . . . . . . .            17.4          16.2          16.2          17.5
                                                                        -------------------------------------------------------
  Total interest income. . . . . . . . . . . . . . . . . . . . . . .         1,243.9       1,242.1       1,231.7       1,203.1
INTEREST EXPENSE
Deposits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           357.0         354.8         363.3         341.6
Federal funds purchased and repurchase agreements. . . . . . . . . .            53.7          49.1          54.9          60.5
Other short-term funds borrowed. . . . . . . . . . . . . . . . . . .            53.2          60.8          45.3          30.5
Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . .            72.8          67.7          66.6          66.3
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trusts holding
  solely the junior subordinated debentures of the
  parent company . . . . . . . . . . . . . . . . . . . . . . . . . .              --            --            --            --
                                                                        -------------------------------------------------------
  Total interest expense . . . . . . . . . . . . . . . . . . . . . .           536.7         532.4         530.1         498.9
                                                                        -------------------------------------------------------
Net interest income. . . . . . . . . . . . . . . . . . . . . . . . .           707.2         709.7         701.6         704.2
Provision for credit losses. . . . . . . . . . . . . . . . . . . . .            82.4          55.0          52.1          49.6
                                                                        -------------------------------------------------------
Net interest income after provision for credit losses. . . . . . . .           624.8         654.7         649.5         654.6
NONINTEREST INCOME
Service charges on deposit accounts. . . . . . . . . . . . . . . . .            84.7          86.3          86.4          87.6
Credit card fees . . . . . . . . . . . . . . . . . . . . . . . . . .            78.7          82.3          74.5          68.4
Trust fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            63.9          58.8          60.8          57.6
Investment products fees and commissions . . . . . . . . . . . . . .            13.9          13.5          12.5           9.9
Securities gains . . . . . . . . . . . . . . . . . . . . . . . . . .              .7            .7           1.6            --
Termination fee. . . . . . . . . . . . . . . . . . . . . . . . . . .              --            --            --            --
State income tax refund. . . . . . . . . . . . . . . . . . . . . . .              --            --            --            --
Gain on sale of mortgage banking operations,
  branches and other assets. . . . . . . . . . . . . . . . . . . . .              .8          34.0           4.6            .5
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            82.0          78.7          89.8          80.1
                                                                        -------------------------------------------------------
  Total noninterest income . . . . . . . . . . . . . . . . . . . . .           324.7         354.3         330.2         304.1
NONINTEREST EXPENSE
Salaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           236.2         230.3         228.6         232.4
Employee benefits. . . . . . . . . . . . . . . . . . . . . . . . . .            46.4          50.6          52.4          60.5
Net occupancy. . . . . . . . . . . . . . . . . . . . . . . . . . . .            45.6          45.6          45.4          46.8
Furniture and equipment. . . . . . . . . . . . . . . . . . . . . . .            43.3          46.8          48.4          46.0
Goodwill and other intangible assets . . . . . . . . . . . . . . . .            17.0          19.0          20.3          19.7
Other personnel costs. . . . . . . . . . . . . . . . . . . . . . . .            20.2          16.2          14.5          11.5
Advertising and marketing. . . . . . . . . . . . . . . . . . . . . .            14.7          14.0          16.9          13.6
Telephone. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            15.0          14.6          14.9          13.9
Professional services. . . . . . . . . . . . . . . . . . . . . . . .            17.1          13.0          16.4          12.7
FDIC insurance . . . . . . . . . . . . . . . . . . . . . . . . . . .             8.7           4.5          25.7          25.6
SAIF special assessment. . . . . . . . . . . . . . . . . . . . . . .              --            --            --            --
Merger, integration, and resizing. . . . . . . . . . . . . . . . . .            90.3           4.8           3.8            --
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           114.0         137.7         119.9         120.4
                                                                        -------------------------------------------------------
  Total noninterest expense. . . . . . . . . . . . . . . . . . . . .           668.5         597.1         607.2         603.1
                                                                        -------------------------------------------------------
Income before income taxes . . . . . . . . . . . . . . . . . . . . .           281.0         411.9         372.5         355.6
Applicable income taxes. . . . . . . . . . . . . . . . . . . . . . .           108.9         152.1         135.9         127.0
                                                                        -------------------------------------------------------
Net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $ 172.1       $ 259.8       $ 236.6        $228.6
                                                                        -------------------------------------------------------
                                                                        -------------------------------------------------------
Net income applicable to common equity . . . . . . . . . . . . . . .         $ 167.1       $ 254.9       $ 231.7       $ 223.7
                                                                        -------------------------------------------------------
                                                                        -------------------------------------------------------
Primary net income per common share. . . . . . . . . . . . . . . . .         $   .68       $  1.02       $   .92       $   .89
Fully diluted net income per common share. . . . . . . . . . . . . .         $   .67       $  1.01       $   .91       $   .87
SELECTED AVERAGE BALANCES
Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $48,740       $48,046       $47,487       $46,509
Earning assets . . . . . . . . . . . . . . . . . . . . . . . . . . .          57,228        56,517        56,213        56,158
Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . .          63,937        63,031        62,763        62,587
Deposits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          44,699        44,189        44,880        45,152
Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . .           4,505         4,033         4,055         4,050
Common equity. . . . . . . . . . . . . . . . . . . . . . . . . . . .           5,181         5,175         5,093         4,907
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------



U.S. Bancorp                                                                  33

    CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES

Year ended December 31                                                 1996                                  1995
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Interest                               Interest
                                                                                    Yields                                 Yields
(Dollars In Millions)                                    Balance     Interest    and Rates      Balance     Interest    and Rates
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Available-for-sale securities:
  U.S. Treasury. . . . . . . . . . . . . . . . . . . .   $ 1,255    $    74.3         5.92%     $ 1,864     $  109.0         5.85%
  Mortgage-backed. . . . . . . . . . . . . . . . . . .     4,158        279.7         6.73        2,711        171.0         6.31
  State and political subdivisions . . . . . . . . . .       555         47.0         8.47          177         18.9        10.68
  U.S. agencies and other. . . . . . . . . . . . . . .       978         65.7         6.72        1,125         82.5         7.33
                                                         --------------------                   --------------------
    Total available-for-sale securities. . . . . . . .     6,946        466.7         6.72        5,877        381.4         6.49
Unrealized loss on available-for-sale securities . . .       (21)                                   (69)
                                                         -------                                -------
    Net available-for-sale securities. . . . . . . . .     6,925                                  5,808
Held-to-maturity securities. . . . . . . . . . . . . .       834         64.0         7.67        1,833        131.7         7.18
Trading account securities . . . . . . . . . . . . . .       233         13.2         5.67          266         15.8         5.94
Federal funds sold and resale agreements . . . . . . .       872         46.5         5.33          531         30.8         5.80
Loans:
  Commercial . . . . . . . . . . . . . . . . . . . . .    30,472      2,585.1         8.48       27,048      2,415.2         8.93
  Consumer . . . . . . . . . . . . . . . . . . . . . .    20,383      1,977.5         9.70       20,655      1,989.2         9.63
                                                         --------------------                   --------------------
    Total loans. . . . . . . . . . . . . . . . . . . .    50,855      4,562.6         8.97       47,703      4,404.4         9.23
  Allowance for credit losses. . . . . . . . . . . . .       973                                    869
                                                         -------                                -------
    Net loans. . . . . . . . . . . . . . . . . . . . .    49,882                                 46,834
Other earning assets . . . . . . . . . . . . . . . . .       461         25.5         5.53          346         20.6         5.95
                                                         --------------------                   --------------------
      Total earning assets*. . . . . . . . . . . . . .    60,201      5,178.5         8.60       56,556      4,984.7         8.81
Cash and due from banks. . . . . . . . . . . . . . . .     3,729                                  3,516
Other assets . . . . . . . . . . . . . . . . . . . . .     4,466                                  3,950
                                                         -------                                -------
      Total assets . . . . . . . . . . . . . . . . . .   $67,402                                $63,084
                                                         -------                                -------
                                                         -------                                -------

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits . . . . . . . . . . . . .   $11,970                                $10,646
Interest-bearing deposits:
    Interest checking. . . . . . . . . . . . . . . . .     5,678         90.1         1.59        5,473         88.2         1.61
    Money market accounts. . . . . . . . . . . . . . .    10,068        379.4         3.77        8,952        357.5         3.99
    Other savings accounts . . . . . . . . . . . . . .     3,157         70.7         2.24        3,566         87.8         2.46
    Savings certificates . . . . . . . . . . . . . . .    12,985        703.2         5.42       13,223        704.2         5.33
    Certificates over $100,000 . . . . . . . . . . . .     3,394        197.9         5.83        2,866        179.0         6.25
                                                         --------------------                   --------------------
      Total interest-bearing deposits. . . . . . . . .    35,282      1,441.3         4.09       34,080      1,416.7         4.16
Short-term borrowings. . . . . . . . . . . . . . . . .     7,187        390.2         5.43        6,969        408.0         5.85
Long-term debt . . . . . . . . . . . . . . . . . . . .     4,908        303.8         6.19        4,162        273.4         6.57
Company-obligated mandatorily
  redeemable preferred securities of
  subsidiary trusts holding solely the
  junior subordinated debentures
  of the parent company. . . . . . . . . . . . . . . .        36          2.8         8.18           --           --           --
                                                         --------------------                   --------------------
      Total interest-bearing liabilities . . . . . . .    47,413      2,138.1         4.51       45,211      2,098.1         4.64
Other liabilities. . . . . . . . . . . . . . . . . . .     2,100                                  1,882
Preferred equity . . . . . . . . . . . . . . . . . . .       240                                    255
Common equity. . . . . . . . . . . . . . . . . . . . .     5,693                                  5,134
Unrealized loss on
  available-for-sale securities, net of tax. . . . . .       (14)                                   (44)
                                                         -------                                -------
      Total liabilities and shareholders' equity . . .   $67,402                                $63,084
                                                         -------                                -------
                                                         -------                                -------
Net interest income. . . . . . . . . . . . . . . . . .              $ 3,040.4                              $ 2,886.6
                                                                    ---------                              ---------
                                                                    ---------                              ---------
Gross interest margin. . . . . . . . . . . . . . . . .                                4.09%                                  4.17%
                                                                                     -----                                  -----
Gross interest margin without
  taxable-equivalent increments. . . . . . . . . . . .                                3.99%                                  4.06%
                                                                                     -----                                  -----

PERCENT OF EARNING ASSETS
Interest income. . . . . . . . . . . . . . . . . . . .                                8.60%                                  8.81%
Interest expense . . . . . . . . . . . . . . . . . . .                                3.55                                   3.71
                                                                                     -----                                  -----
  Net interest margin. . . . . . . . . . . . . . . . .                                5.05                                   5.10
                                                                                     -----                                  -----
Net interest margin without
  taxable-equivalent increments. . . . . . . . . . . .                                4.94%                                  4.99%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

    INTEREST AND RATES ARE PRESENTED ON A FULLY TAXABLE-EQUIVALENT BASIS UNDER A TAX RATE OF 35 PERCENT FOR 1996, 1995, 1994 AND 1993 AND 34 PERCENT FOR 1992.
    INTEREST INCOME AND RATES ON LOANS INCLUDE LOAN FEES. NONACCRUAL LOANS ARE INCLUDED IN AVERAGE LOAN BALANCES.
 * BEFORE DEDUCTING THE ALLOWANCE FOR CREDIT LOSSES AND EXCLUDING THE UNREALIZED LOSS ON AVAILABLE-FOR-SALE SECURITIES.
**  NOT MEANINGFUL

34                                                                  U.S. Bancorp

Year ended December 31                                                   1994                                   1993
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Interest                               Interest
                                                                                    Yields                                 Yields
(Dollars In Millions)                                    Balance     Interest    and Rates      Balance     Interest    and Rates
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Available-for-sale securities:
  U.S. Treasury. . . . . . . . . . . . . . . . . . . .    $2,704       $142.6         5.27%      $1,866       $104.8         5.62%
  Mortgage-backed. . . . . . . . . . . . . . . . . . .     4,085        253.8         6.21        3,323        207.8         6.25
  State and political subdivisions . . . . . . . . . .       188         20.0        10.64          202         22.4        11.09
  U.S. agencies and other. . . . . . . . . . . . . . .     1,179         65.0         5.51          865         52.2         6.03
                                                         ---------------------                   -------------------
    Total available-for-sale securities. . . . . . . .     8,156        481.4         5.90        6,256        387.2         6.19
Unrealized loss on available-for-sale securities . . .       (97)                                    --
                                                         --------                                ------
    Net available-for-sale securities. . . . . . . . .     8,059                                  6,256
Held-to-maturity securities. . . . . . . . . . . . . .     2,162        151.1         6.99        4,603        299.8         6.51
Trading account securities . . . . . . . . . . . . . .       247         13.3         5.38          313         14.7         4.70
Federal funds sold and resale agreements . . . . . . .       715         30.7         4.29        1,081         32.7         3.02
Loans:
  Commercial . . . . . . . . . . . . . . . . . . . . .    24,630      1,934.6         7.85       22,652      1,690.9         7.46
  Consumer . . . . . . . . . . . . . . . . . . . . . .    19,954      1,785.9         8.95       18,440      1,707.4         9.26
                                                         ---------------------                  --------------------
    Total loans. . . . . . . . . . . . . . . . . . . .    44,584      3,720.5         8.34       41,092      3,398.3         8.27
  Allowance for credit losses. . . . . . . . . . . . .       847                                    823
                                                         --------                               -------
    Net loans. . . . . . . . . . . . . . . . . . . . .    43,737                                 40,269
Other earning assets . . . . . . . . . . . . . . . . .       369         20.0         5.42          381         20.0         5.25
                                                         ---------------------                  --------------------
      Total earning assets*. . . . . . . . . . . . . .    56,233      4,417.0         7.85       53,726      4,152.7         7.73
Cash and due from banks. . . . . . . . . . . . . . . .     3,573                                  3,484
Other assets . . . . . . . . . . . . . . . . . . . . .     3,846                                  3,800
                                                         --------                               -------
      Total assets . . . . . . . . . . . . . . . . . .   $62,708                                $60,187
                                                         --------                               -------
                                                         --------                               -------

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits . . . . . . . . . . . . .   $11,299                                $11,295
Interest-bearing deposits:
    Interest checking. . . . . . . . . . . . . . . . .     5,826         85.4         1.47        5,605         93.4         1.67
    Money market accounts. . . . . . . . . . . . . . .     8,600        247.1         2.87        8,362        220.9         2.64
    Other savings accounts . . . . . . . . . . . . . .     4,540        100.8         2.22        4,323        102.9         2.38
    Savings certificates . . . . . . . . . . . . . . .    13,200        551.4         4.18       14,300        621.6         4.35
    Certificates over $100,000 . . . . . . . . . . . .     2,681        136.4         5.09        2,731        135.3         4.95
                                                         ---------------------                  --------------------
      Total interest-bearing deposits. . . . . . . . .    34,847      1,121.1         3.22       35,321      1,174.1         3.32
Short-term borrowings. . . . . . . . . . . . . . . . .     6,011        259.1         4.31        4,110        136.1         3.31
Long-term debt . . . . . . . . . . . . . . . . . . . .     3,796        227.2         5.99        2,916        184.3         6.32
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trusts
  holding solely the junior subordinated
  debentures of the parent company . . . . . . . . . .        --           --           --           --           --           --
                                                         ---------------------                  --------------------
      Total interest-bearing liabilities . . . . . . .    44,654      1,607.4         3.60       42,347      1,494.5         3.53
Other liabilities. . . . . . . . . . . . . . . . . . .     1,575                                  1,533
Preferred equity . . . . . . . . . . . . . . . . . . .       293                                    510
Common equity. . . . . . . . . . . . . . . . . . . . .     4,948                                  4,502
Unrealized loss on available-for-sale securities,
  net of tax . . . . . . . . . . . . . . . . . . . . .       (61)                                    --
                                                         --------                               --------
    Total liabilities and shareholders' equity . . . .   $62,708                                $60,187
                                                         --------                               --------
                                                         --------                               --------
Net interest income. . . . . . . . . . . . . . . . . .               $2,809.6                               $2,658.2
                                                                      --------                              ---------
                                                                      --------                              ---------
Gross interest margin. . . . . . . . . . . . . . . . .                                4.25%                                  4.20%
                                                                                      -----                                  -----
                                                                                      -----                                  -----
Gross interest margin without
  taxable-equivalent increments. . . . . . . . . . . .                                4.13%                                  4.07%
                                                                                      -----                                  -----
                                                                                      -----                                  -----
PERCENT OF EARNING ASSETS
Interest income. . . . . . . . . . . . . . . . . . . .                                7.85%                                  7.73%
Interest expense . . . . . . . . . . . . . . . . . . .                                2.86                                   2.78
                                                                                      -----                                  -----
  Net interest margin. . . . . . . . . . . . . . . . .                                4.99                                   4.95
                                                                                      -----                                  -----
                                                                                      -----                                  -----
Net interest margin without
  taxable-equivalent increments. . . . . . . . . . . .                                4.87%                                  4.82%
                                                                                      -----                                  -----
                                                                                      -----                                  -----


Year ended December 31                                                   1992                 1995-1996
---------------------------------------------------------------------------------------------------------
                                                                                  Interest     % Change
                                                                                    Yields      Average
(Dollars In Millions)                                    Balance     Interest    and Rates      Balance
---------------------------------------------------------------------------------------------------------
ASSETS
Available-for-sale securities:
  U.S. Treasury. . . . . . . . . . . . . . . . . . . .    $1,557        $98.2         6.31%       (32.7)%
  Mortgage-backed. . . . . . . . . . . . . . . . . . .     2,673        207.3         7.76         53.4
  State and political subdivisions . . . . . . . . . .       153         18.1        11.83           **
  U.S. agencies and other. . . . . . . . . . . . . . .       444         26.2         5.90        (13.1)
                                                          --------------------
    Total available-for-sale securities. . . . . . . .     4,827        349.8         7.25         18.2
Unrealized loss on available-for-sale securities . . .        --                                   69.6
                                                          -------
    Net available-for-sale securities. . . . . . . . .     4,827                                   19.2
Held-to-maturity securities. . . . . . . . . . . . . .     3,617        270.4         7.48        (54.5)
Trading account securities . . . . . . . . . . . . . .       331         17.3         5.23        (12.4)
Federal funds sold and resale agreements . . . . . . .     1,742         60.6         3.48         64.2
Loans:
  Commercial . . . . . . . . . . . . . . . . . . . . .    21,335      1,722.1         8.07         12.7
  Consumer . . . . . . . . . . . . . . . . . . . . . .    15,874      1,657.0        10.44         (1.3)
                                                          --------------------
    Total loans. . . . . . . . . . . . . . . . . . . .    37,209      3,379.1         9.08          6.6
  Allowance for credit losses. . . . . . . . . . . . .       802                                   12.0
                                                          -------
    Net loans. . . . . . . . . . . . . . . . . . . . .    36,407                                    6.5
Other earning assets . . . . . . . . . . . . . . . . .       777         35.6         4.58         33.2
                                                          --------------------
      Total earning assets*. . . . . . . . . . . . . .    48,503      4,112.8         8.48          6.4
Cash and due from banks. . . . . . . . . . . . . . . .     2,968                                    6.1
Other assets . . . . . . . . . . . . . . . . . . . . .     3,503                                   13.1
                                                          -------
      Total assets . . . . . . . . . . . . . . . . . .   $54,172                                    6.8%
                                                          -------
                                                          -------
LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits . . . . . . . . . . . . .    $8,616                                   12.4%
Interest-bearing deposits:
    Interest checking. . . . . . . . . . . . . . . . .     4,927        118.3         2.40          3.7
    Money market accounts. . . . . . . . . . . . . . .     7,592        250.8         3.30         12.5
    Other savings accounts . . . . . . . . . . . . . .     3,300        113.4         3.44        (11.5)
    Savings certificates . . . . . . . . . . . . . . .    13,650        732.2         5.36         (1.8)
    Certificates over $100,000 . . . . . . . . . . . .     3,292        191.4         5.81         18.4
                                                          --------------------
      Total interest-bearing deposits. . . . . . . . .    32,761      1,406.1         4.29          3.5
Short-term borrowings. . . . . . . . . . . . . . . . .     4,200        169.1         4.03          3.1
Long-term debt . . . . . . . . . . . . . . . . . . . .     2,800        203.6         7.27         17.9
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trusts
  holding solely the junior subordinated
  debentures of the parent company . . . . . . . . . .        --           --           --           **
                                                          --------------------
      Total interest-bearing liabilities . . . . . . .    39,761      1,778.8         4.47          4.9
Other liabilities. . . . . . . . . . . . . . . . . . .     1,400                                   11.6
Preferred equity . . . . . . . . . . . . . . . . . . .       471                                   (5.9)
Common equity. . . . . . . . . . . . . . . . . . . . .     3,924                                   10.9
Unrealized loss on available-for-sale
  securities, net of tax . . . . . . . . . . . . . . .        --                                   68.2
                                                          -------
    Total liabilities and shareholders' equity . . . .   $54,172                                    6.8
                                                          -------
                                                          -------
Net interest income. . . . . . . . . . . . . . . . . .               $2,334.0
                                                                     ---------
                                                                     ---------
Gross interest margin. . . . . . . . . . . . . . . . .                               4.01%
                                                                                     -----
                                                                                     -----
Gross interest margin without
  taxable-equivalent increments. . . . . . . . . . . .                               3.86%
                                                                                     -----
                                                                                     -----

PERCENT OF EARNING ASSETS
Interest income. . . . . . . . . . . . . . . . . . . .                               8.48%
Interest expense . . . . . . . . . . . . . . . . . . .                                3.67
                                                                                     -----
  Net interest margin. . . . . . . . . . . . . . . . .                                4.81
                                                                                     -----
                                                                                     -----

Net interest margin without
  taxable-equivalent increments. . . . . . . . . . . .                               4.66%
                                                                                     -----
                                                                                     -----


U.S. Bancorp                                                                  35

                        SUPPLEMENTAL FINANCIAL DATA AND TABLES


EARNINGS PER SHARE SUMMARY

                                                      1996           1995           1994           1993           1992
------------------------------------------------------------------------------------------------------------------------
Primary income from continuing
  operations before cumulative effect
  of changes in accounting principles. . . .          $4.74          $3.51          $2.16          $2.67          $1.92
Income (loss) from discontinued operations .             --             --          (.03)            .01            .01
Cumulative effect of changes in
  accounting principles. . . . . . . . . . .             --             --             --             --            .74
                                                     -------------------------------------------------------------------
Primary net income . . . . . . . . . . . . .          $4.74          $3.51          $2.13          $2.68          $2.67
                                                     -------------------------------------------------------------------
                                                     -------------------------------------------------------------------

Fully diluted income from continuing
  operations before cumulative effect
  of changes in accounting principles. . . .          $4.69          $3.46          $2.14          $2.64          $1.89
Income (loss) from discontinued operations .             --             --          (.03)            .01            .01
Cumulative effect of changes in
  accounting principles. . . . . . . . . . .             --             --             --             --            .71
                                                     -------------------------------------------------------------------
Fully diluted net income . . . . . . . . . .          $4.69          $3.46          $2.11          $2.65          $2.61
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------


RATIOS
                                                       1996           1995           1994           1993           1992
------------------------------------------------------------------------------------------------------------------------
Return on average assets . . . . . . . . . .           1.81%          1.42%           .89%          1.17%          1.22%
Return on average common equity. . . . . . .           21.1           17.2           10.9           14.7           15.9
Average total equity to average assets . . .            8.8            8.5            8.3            8.3            8.1
Dividends per share to net income per share.           34.8           41.3           54.5           37.3           33.0
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------


OTHER STATISTICS
                                                       1996           1995           1994           1993           1992
------------------------------------------------------------------------------------------------------------------------
Common shares outstanding - year end*. . . .    246,005,990    241,031,881    248,686,447    244,023,773    242,248,041
Average common shares outstanding and
  common stock equivalents:
  Primary. . . . . . . . . . . . . . . . . .    253,240,035    249,621,300    251,634,478    247,343,104    233,668,964
  Fully diluted. . . . . . . . . . . . . . .    257,130,160    255,952,853    258,467,906    254,083,809    242,690,973
Number of shareholders - year-end**. . . . .         43,353         41,701         47,911         48,585         48,904
Average number of employees
  (full-time equivalents). . . . . . . . . .         27,157         27,795         31,185         31,674         30,106
Common dividends paid (millions) . . . . . .         $406.9         $327.4         $276.5         $222.7         $176.8
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



 *DEFINED AS TOTAL COMMON SHARES LESS COMMON STOCK HELD IN TREASURY. **BASED ON NUMBER OF COMMON STOCK SHAREHOLDERS OF RECORD.


STOCK PRICE RANGE AND DIVIDENDS

                               1996                         1995
                    ------------------------------------------------------------
                      Sales Price                  Sales Price
                    ---------------- Dividends   ----------------- Dividends
                     High      Low       Paid     High       Low       Paid
--------------------------------------------------------------------------------
First quarter. . . .$59.88   $46.00    $.4125    $40.50    $32.63    $.3625
Second quarter . . . 63.75    56.25     .4125     44.63     38.88     .3625
Third quarter. . . . 68.00    55.38     .4125     48.25     39.50     .3625
Fourth quarter . . . 74.00    63.75     .4125     53.75     47.63     .3625
Closing price -
  December 31. . . .     68.25                         49.63
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THE COMMON STOCK OF U.S. BANCORP IS TRADED ON THE NEW YORK STOCK EXCHANGE, UNDER THE TICKER SYMBOL, "USB."


36                                                                  U.S. Bancorp

COMMERCIAL LOAN MATURITIES AND SENSITIVITY TO CHANGES IN INTEREST RATES

                                                      December 31, 1996
                                               --------------------------------
                                                              After
                                                             1 Year
                                                In 1 Year   Through   After 5
(In Millions)                                     or Less   5 Years     Years
--------------------------------------------------------------------------------
Commercial, lease financing and agricultural .    $16,266    $4,169    $1,089
Real estate:
  Commercial mortgage. . . . . . . . . . . . .      4,323     2,347     1,366
  Construction . . . . . . . . . . . . . . . .      2,011        86        24
                                                 -------------------------------
     Total . . . . . . . . . . . . . . . . . .    $22,600    $6,602    $2,479
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                    Due in Due After
                                                  One Year  One Year     Total
                                                  ------------------------------
Loans at fixed interest rates. . . . . . . . .    $ 1,971    $6,811   $ 8,782
Loans at variable interest rates . . . . . . .     20,629     2,270    22,899
                                                  ------------------------------
     Total . . . . . . . . . . . . . . . . . .    $22,600    $9,081   $31,681
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


TIME CERTIFICATES OF DEPOSIT AND OTHER TIME DEPOSITS IN DENOMINATIONS OF $100,000 OR MORE AT DECEMBER 31

                                          Maturing
                        ------------------------------------------------
                         Under     Three    Six to      Over
                         Three    to Six    Twelve    Twelve
(In Millions)           Months    Months    Months    Months     Total
------------------------------------------------------------------------
1996. . . . . . . . . . $1,749      $573      $483      $597    $3,402
1995. . . . . . . . . .  1,226       377       432       597     2,632
1994. . . . . . . . . .  1,183       345       470       793     2,791
------------------------------------------------------------------------

SHORT-TERM FUNDS BORROWED


                                                                   Average        Maximum         Average       Weighted
                                                                     Daily    Outstanding   Interest Rate        Average
                                                Outstanding         Amount      Month-End     Paid During  Interest Rate
(In Millions)                                   at Year-End    Outstanding        Balance        the Year    at Year-End
-------------------------------------------------------------------------------------------------------------------------
1996
Federal funds purchased and securities sold
  under agreements to repurchase . . . . . . . .     $3,401         $3,719         $4,114           5.32%          5.34%
Other. . . . . . . . . . . . . . . . . . . . . .      3,191          3,468          4,330           5.54           5.53
                                                   ------------------------
  Total. . . . . . . . . . . . . . . . . . . . .     $6,592         $7,187          7,797           5.43           5.43
                                                   ------------------------
                                                   ------------------------


1995
Federal funds purchased and securities sold
  under agreements to repurchase . . . . . . . .     $3,914         $3,795         $4,649           5.75%          5.25%
Other. . . . . . . . . . . . . . . . . . . . . .      4,070          3,174          4,658           5.98           5.61
                                                   ------------------------
  Total. . . . . . . . . . . . . . . . . . . . .     $7,984         $6,969          8,037           5.85           5.43
                                                   ------------------------
                                                   ------------------------

1994
Federal funds purchased and securities sold
  under agreements to repurchase . . . . . . . .     $5,707         $4,413         $5,707           4.32%          5.52%
Other. . . . . . . . . . . . . . . . . . . . . .      1,794          1,598          2,519           4.27           5.59
                                                   ------------------------
  Total. . . . . . . . . . . . . . . . . . . . .     $7,501         $6,011          7,501           4.31           5.54
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------



U.S. Bancorp                                                                  37

TABLE 1  SELECTED FINANCIAL DATA


(Dollars in Millions, Except Per Share Data)                1996           1995           1994           1993           1992
------------------------------------------------------------------------------------------------------------------------
CONDENSED INCOME STATEMENT:
Net interest income (taxable-equivalent basis) .   $3,040.4       $2,886.6       $2,809.6       $2,658.2       $2,334.0
Provision for credit losses. . . . . . . . . . .      271.2          239.1          243.7          239.3          340.5
                                                  ----------------------------------------------------------------------
  Net interest income after provision for
     credit losses . . . . . . . . . . . . . . .    2,769.2        2,647.5        2,565.9        2,418.9        1,993.5
Securities gains (losses). . . . . . . . . . . .       20.8            3.0         (124.2)            .8           48.4
Other nonrecurring gains . . . . . . . . . . . .      330.6           44.8           52.6           65.1           12.5
Other noninterest income . . . . . . . . . . . .    1,434.3        1,265.5        1,186.5        1,177.9        1,073.9
Restructuring and merger-related charges*. . . .       88.1           98.9          225.3           72.2          110.4
Other nonrecurring charges . . . . . . . . . . .      118.2           38.2           27.2             --             --
Other noninterest expense. . . . . . . . . . . .    2,340.1        2,338.8        2,479.6        2,442.7        2,215.5
                                                  ----------------------------------------------------------------------
  Income from continuing operations before
     income taxes and cumulative effect of
     changes in accounting principles. . . . . .    2,008.5        1,484.9          948.7        1,147.8          802.4
Taxable-equivalent adjustment. . . . . . . . . .       64.1           63.9           69.0           71.1           72.0
Income taxes . . . . . . . . . . . . . . . . . .      725.7          523.9          311.5          374.9          245.9
                                                  ----------------------------------------------------------------------
  Income from continuing operations before
     cumulative effect of changes in
     accounting principles . . . . . . . . . . .    1,218.7          897.1          568.2          701.8          484.5
Income (loss) from discontinued operations . . .         --             --           (8.5)           2.5            2.7
                                                  ----------------------------------------------------------------------
  Income before cumulative effect of changes
     in accounting principles. . . . . . . . . .    1,218.7          897.1          559.7          704.3          487.2
Cumulative effect of changes in accounting
  principles . . . . . . . . . . . . . . . . . .         --             --             --             --          173.3
                                                  ----------------------------------------------------------------------
  Net income . . . . . . . . . . . . . . . . . .   $1,218.7       $  897.1       $  559.7       $  704.3       $  660.5
                                                  ----------------------------------------------------------------------
                                                  ----------------------------------------------------------------------

FINANCIAL RATIOS:
Return on average assets . . . . . . . . . . . .      1.81%          1.42%           .89%          1.17%          1.22%
Return on average common equity. . . . . . . . .       21.1           17.2           10.9           14.7           15.9
Efficiency ratio . . . . . . . . . . . . . . . .       53.0           59.0           67.5           64.5           68.0
Net interest margin. . . . . . . . . . . . . . .       5.05           5.10           4.99           4.95           4.81

SELECTED FINANCIAL RATIOS BEFORE
  RESTRUCTURING AND MERGER-RELATED CHARGES,
  NONRECURRING ITEMS AND CUMULATIVE EFFECT
  OF CHANGES IN ACCOUNTING PRINCIPLES:
Return on average assets . . . . . . . . . . . .       1.69           1.51           1.23           1.18            .98
Return on average common equity. . . . . . . . .       19.8           18.3           15.3           14.9           12.5
Efficiency ratio . . . . . . . . . . . . . . . .       52.3           56.3           62.1           63.7           65.0

PER COMMON SHARE:
Primary income from continuing operations
     before cumulative effect of changes in
     accounting principles . . . . . . . . . . .   $   4.74       $   3.51       $   2.16       $   2.67       $   1.92
  Income (loss) from discontinued operations . .         --             --           (.03)           .01            .01
  Cumulative effect of changes in
     accounting principles . . . . . . . . . . .         --             --             --             --            .74
                                                  ----------------------------------------------------------------------
Primary net income . . . . . . . . . . . . . . .   $   4.74       $   3.51       $   2.13       $   2.68       $   2.67
                                                  ----------------------------------------------------------------------
                                                  ----------------------------------------------------------------------
Fully diluted income from continuing operations
     before cumulative effect of changes in
     accounting principles . . . . . . . . . . .   $   4.69       $   3.46       $   2.14       $   2.64       $   1.89
  Income (loss) from discontinued operations . .         --             --           (.03)           .01            .01
  Cumulative effect of changes in
     accounting principles . . . . . . . . . . .         --             --             --             --            .71
                                                  ----------------------------------------------------------------------
Fully diluted net income . . . . . . . . . . . .   $   4.69       $   3.46       $   2.11       $   2.65       $   2.61
                                                  ----------------------------------------------------------------------
                                                  ----------------------------------------------------------------------
Dividends paid** . . . . . . . . . . . . . . . .   $   1.65       $   1.45       $   1.16       $   1.00       $    .88

AVERAGE BALANCE SHEET DATA:
Loans  . . . . . . . . . . . . . . . . . . . . .   $ 50,855       $ 47,703       $ 44,584       $ 41,092       $ 37,209
Earning assets . . . . . . . . . . . . . . . . .     60,201         56,556         56,233         53,726         48,503
Assets . . . . . . . . . . . . . . . . . . . . .     67,402         63,084         62,708         60,187         54,172
Deposits . . . . . . . . . . . . . . . . . . . .     47,252         44,726         46,146         46,616         41,377
Long-term debt . . . . . . . . . . . . . . . . .      4,908          4,162          3,796          2,916          2,800
Common equity. . . . . . . . . . . . . . . . . .      5,679          5,090          4,887          4,502          3,924
Total shareholders' equity . . . . . . . . . . .      5,919          5,345          5,180          5,012          4,395

YEAR-END BALANCE SHEET DATA:
Loans  . . . . . . . . . . . . . . . . . . . . .   $ 52,355       $ 49,345       $ 46,375       $ 43,870       $ 39,520
Assets . . . . . . . . . . . . . . . . . . . . .     69,749         65,668         64,737         62,457         60,633
Deposits . . . . . . . . . . . . . . . . . . . .     49,356         45,779         46,115         47,834         47,457
Long-term debt . . . . . . . . . . . . . . . . .      5,369          4,583          4,225          3,231          2,588
Common equity. . . . . . . . . . . . . . . . . .      5,613          5,089          4,837          4,758          4,325
Total shareholders' equity . . . . . . . . . . .      5,763          5,342          5,105          5,186          4,866
------------------------------------------------------------------------------------------------------------------------


 * INCLUDES $26.4 RELATING TO ORE IN 1992, AND $56.5 RELATING TO SEVERANCE IN 1994.
** DIVIDENDS PER SHARE HAVE NOT BEEN RESTATED FOR THE U.S. BANCORP ("USBC"), METROPOLITAN FINANCIAL CORPORATION ("MFC") OR COLORADO NATIONAL BANKSHARES, INC. ("CNB") MERGERS. USBC PAID COMMON DIVIDENDS OF $168.7 MILLION IN 1996 ($1.18 PER SHARE), $133.1 MILLION IN 1995 ($1.06 PER SHARE), $116.0 MILLION IN 1994 ($.94 PER SHARE), $100.8 MILLION IN 1993 ($.85 PER SHARE) AND $88.5
    MILLION IN 1992 ($.76 PER SHARE). MFC PAID COMMON DIVIDENDS OF $25.1 MILLION IN 1994 ($.80 PER SHARE), $12.1 MILLION IN 1993 ($.39 PER SHARE) AND $7.7 MILLION IN 1992 ($.27 PER SHARE). CNB PAID COMMON DIVIDENDS OF $3.2 MILLION IN 1992 ($.28 PER SHARE).


38                                                                  U.S. Bancorp

TABLE 2  ANALYSIS OF NET INTEREST INCOME


(Dollars in Millions)                                                           1996           1995           1994
-------------------------------------------------------------------------------------------------------------------
Net interest income (taxable-equivalent basis) . . . . . . . . . . .        $3,040.4       $2,886.6       $2,809.6
                                                                            ---------------------------------------
                                                                            ---------------------------------------
Average balances of earning assets supported by:
  Interest-bearing liabilities . . . . . . . . . . . . . . . . . . .         $47,413        $45,211        $44,654
  Noninterest-bearing liabilities. . . . . . . . . . . . . . . . . .          12,788         11,345         11,579
                                                                            ---------------------------------------
     Total earning assets. . . . . . . . . . . . . . . . . . . . . .         $60,201        $56,556        $56,233
                                                                            ---------------------------------------
                                                                            ---------------------------------------
Average yields and weighted average rates (taxable-equivalent basis):
  Earning assets yield . . . . . . . . . . . . . . . . . . . . . . .            8.60%          8.81%          7.85%
  Rate paid on interest-bearing liabilities. . . . . . . . . . . . .            4.51           4.64           3.60
                                                                            ---------------------------------------
Gross interest margin. . . . . . . . . . . . . . . . . . . . . . . .            4.09%          4.17%          4.25%
                                                                            ---------------------------------------
                                                                            ---------------------------------------
Net interest margin. . . . . . . . . . . . . . . . . . . . . . . . .            5.05%          5.10%          4.99%
                                                                            ---------------------------------------
                                                                            ---------------------------------------
Net interest margin without taxable-equivalent increments. . . . . .            4.94%          4.99%          4.87%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

TABLE 3  CHANGES IN RATE AND VOLUME


                                                         1996 Compared with 1995            1995 Compared with 1994
                                                     -------------------------------------------------------------------
(In Millions)                                        Volume     Yield/Rate     Total    Volume     Yield/Rate     Total
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in:
  Interest income:
     Loans . . . . . . . . . . . . . . . . . . .     $285.3        $(127.1)  $ 158.2   $ 271.3         $412.6   $ 683.9
     Taxable securities. . . . . . . . . . . . .      (12.4)          11.2      (1.2)   (168.0)          51.9    (116.1)
     Nontaxable securities . . . . . . . . . . .       16.1            2.7      18.8      (3.2)           (.1)     (3.3)
     Federal funds sold and
       resale agreements . . . . . . . . . . . .       18.4           (2.7)     15.7      (9.1)           9.2        .1
     Other . . . . . . . . . . . . . . . . . . .        4.7           (2.4)      2.3       (.2)           3.3       3.1
                                                     -------------------------------------------------------------------
       Total . . . . . . . . . . . . . . . . . .      312.1         (118.3)    193.8      90.8          476.9     567.7
  Interest expense:
     Savings deposits and time
       deposits less than $100,000 . . . . . . .       26.5          (20.8)      5.7     (29.9)         282.9     253.0
     Time deposits over $100,000 . . . . . . . .       31.4          (12.5)     18.9       9.9           32.7      42.6
     Short-term borrowings . . . . . . . . . . .       12.5          (30.3)    (17.8)     45.8          103.1     148.9
     Long-term debt. . . . . . . . . . . . . . .       46.9          (16.5)     30.4      23.0           23.2      46.2
     Company-obligated mandatorily
       redeemable preferred securities of
       subsidiary trusts holding solely the
       junior subordinated debentures
       of the parent company . . . . . . . . . .        2.8             --       2.8        --             --        --
                                                     -------------------------------------------------------------------
       Total . . . . . . . . . . . . . . . . . .      120.1          (80.1)     40.0      48.8          441.9     490.7
                                                     -------------------------------------------------------------------
     Increase (decrease) in net
       interest income . . . . . . . . . . . . .     $192.0        $ (38.2)   $153.8   $  42.0         $ 35.0   $  77.0
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------


THIS TABLE SHOWS THE COMPONENTS OF THE CHANGE IN NET INTEREST INCOME BY VOLUME AND RATE ON A TAXABLE-EQUIVALENT BASIS. THE EFFECT OF CHANGES IN RATES ON VOLUME CHANGES IS ALLOCATED BASED ON THE PERCENTAGE RELATIONSHIP OF CHANGES IN VOLUME AND CHANGES IN RATE. THIS TABLE DOES NOT TAKE INTO ACCOUNT THE LEVEL OF NONINTEREST-BEARING FUNDING, NOR DOES IT FULLY REFLECT CHANGES IN THE MIX OF ASSETS AND LIABILITIES.


U.S. Bancorp                                                                  39

TABLE 4  NONINTEREST INCOME

(Dollars in Millions)                                1996      1995      1994
------------------------------------------------------------------------------
Services charges on deposit accounts . . . . .    $ 377.2   $ 345.0   $ 346.7
Credit card fees . . . . . . . . . . . . . . .      354.1     303.9     248.9
Trust fees . . . . . . . . . . . . . . . . . .      302.3     241.1     224.5
Investment products fees and commissions . . .       59.7      49.8      56.4
Trading account profits and commissions. . . .       29.0      28.5      24.7
Other. . . . . . . . . . . . . . . . . . . . .      312.0     297.2     285.3
                                                  ----------------------------
  Subtotal . . . . . . . . . . . . . . . . . .    1,434.3   1,265.5   1,186.5

Termination fee, net . . . . . . . . . . . . .      190.0        --        --
State income tax refund. . . . . . . . . . . .       65.0        --        --
Gain on sale of mortgage banking operations,
  branches and other assets. . . . . . . . . .       71.4      39.9      62.9
Securities gains (losses)  . . . . . . . . . .       20.8       3.0    (124.2)
Other  . . . . . . . . . . . . . . . . . . . .        4.2       4.9     (10.3)
                                                  ----------------------------
  Nonrecurring gains (losses). . . . . . . . .      351.4      47.8     (71.6)
                                                  ----------------------------
     Total noninterest income. . . . . . . . .   $1,785.7  $1,313.3  $1,114.9
------------------------------------------------------------------------------
------------------------------------------------------------------------------


TABLE 5  NONINTEREST EXPENSE

(Dollars in Millions, Except Per Employee Data)    1996      1995      1994
------------------------------------------------------------------------------
Salaries** . . . . . . . . . . . . . . . . . .    $ 955.3   $ 927.5   $ 972.7
Employee benefits**. . . . . . . . . . . . . .      217.3     209.9     224.4
                                                  ----------------------------
  Total personnel expense. . . . . . . . . . .    1,172.6   1,137.4   1,197.1

Net occupancy. . . . . . . . . . . . . . . . .      179.4     183.4     189.6
Furniture and equipment. . . . . . . . . . . .      175.2     184.5     174.5
Goodwill and other intangible assets** . . . .      100.6      76.0      72.5
Other personnel costs. . . . . . . . . . . . .       83.4      62.4      60.8
Advertising and marketing. . . . . . . . . . .       61.2      59.2      65.1
Telephone. . . . . . . . . . . . . . . . . . .       60.2      58.4      61.1
Professional services**. . . . . . . . . . . .       58.0      59.2      65.9
Printing, stationery and supplies. . . . . . .       44.3      43.5      43.1
Postage. . . . . . . . . . . . . . . . . . . .       42.8      45.5      44.7
Third party data processing. . . . . . . . . .       35.6      38.4      39.7
FDIC insurance . . . . . . . . . . . . . . . .       11.9      64.5     105.7
Other**. . . . . . . . . . . . . . . . . . . .      314.9     326.4     359.8
                                                  ----------------------------
  Subtotal . . . . . . . . . . . . . . . . . .    2,340.1   2,338.8   2,479.6

SAIF special assessment. . . . . . . . . . . .       61.3        --        --
Merger-related . . . . . . . . . . . . . . . .       49.5      98.9     125.3
Restructuring charge . . . . . . . . . . . . .         --        --     100.0
Branch distribution resizing . . . . . . . . .       38.6        --        --
Goodwill and other intangible assets
  valuation adjustment . . . . . . . . . . . .       29.5        --        --
Special employee bonus . . . . . . . . . . . .       10.1        --        --
Other  . . . . . . . . . . . . . . . . . . . .       17.3      38.2      27.2
                                                  ----------------------------
  Nonrecurring charges . . . . . . . . . . . .      206.3     137.1     252.5
                                                  ----------------------------
     Total noninterest expense . . . . . . . .   $2,546.4  $2,475.9  $2,732.1
                                                  ----------------------------
                                                  ----------------------------
Efficiency ratio*  . . . . . . . . . . . . . .       53.0%     59.0%     67.5%
Efficiency ratio before merger-related items
  and nonrecurring items . . . . . . . . . . .       52.3      56.3      62.1
Average number of full-time equivalent
  employees. . . . . . . . . . . . . . . . . .     27,157    27,795    31,185
Personnel expense per employee** . . . . . . .   $ 43,179  $ 40,921  $ 38,387
------------------------------------------------------------------------------

 * COMPUTED AS NONINTEREST EXPENSE DIVIDED BY THE SUM OF NET INTEREST INCOME ON A TAXABLE-EQUIVALENT BASIS AND NONINTEREST INCOME NET OF SECURITIES GAINS AND LOSSES.
**  BEFORE EFFECT OF NONRECURRING ITEMS.


40                                                                  U.S. Bancorp

TABLE 6  SECURITIES PORTFOLIO AVERAGE MATURITY

Available-for-sale
At December 31, 1996                             Average Contractual Maturity
--------------------------------------------------------------------------------
U.S. Treasury. . . . . . . . . . . . . . . . . .            2 years, 2 months
Other U.S. agencies. . . . . . . . . . . . . . .            5 years, 7 months
State and political. . . . . . . . . . . . . . .           10 years, 8 months
Other* . . . . . . . . . . . . . . . . . . . . .            4 years, 5 months
  Total. . . . . . . . . . . . . . . . . . . . .            5 years, 3 months
--------------------------------------------------------------------------------

HELD-TO-MATURITY
At December 31, 1996                              Average Contractual Maturity
--------------------------------------------------------------------------------
State and political. . . . . . . . . . . . . . .            4 years, 5 months
Other* . . . . . . . . . . . . . . . . . . . . .                      1 month
  Total. . . . . . . . . . . . . . . . . . . . .            4 years, 4 months
--------------------------------------------------------------------------------

*   EXCLUDES EQUITY SECURITIES THAT HAVE NO STATED MATURITY.
    THE AVERAGE EFFECTIVE LIFE OF THE HOLDINGS IS EXPECTED TO BE LESS THAN THE AVERAGE CONTRACTUAL MATURITIES SHOWN IN THE TABLE BECAUSE BORROWERS MAY HAVE THE RIGHT TO CALL OR PREPAY OBLIGATIONS WITH OR WITHOUT CALL OR PREPAYMENT PENALTIES. THE TABLE ABOVE DOES NOT INCLUDE MORTGAGE-BACKED OR OTHER ASSET-BACKED SECURITIES.

TABLE 7  SECURITIES PORTFOLIO AMORTIZED COST, FAIR VALUE AND YIELD BY
        MATURITY DATE


AVAILABLE-FOR-SALE

Maturing:                      Within 1 Year             1-5 Years                5-10 Years            Over 10 Years
--------------------------------------------------------------------------------------------------------------------------
                            Amor-                   Amor-                   Amor-                   Amor-
At December 31, 1996       tized    Fair           tized    Fair           tized    Fair           tized    Fair
(Dollars in Millions)       Cost   Value   Yield    Cost   Value   Yield    Cost   Value   Yield    Cost   Value   Yield
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury. . . . . .  $503.8  $503.9    5.96% $309.3  $310.0    5.75% $222.2  $213.6    5.55% $  --   $  --      -- %
Mortgage-backed* . . . .     --      --      --      --      --      --      --      --      --      --      --      --
Other U.S. agencies. . .    84.2    84.6    5.60   219.0   221.3    6.89   216.1   218.6    7.20    69.6    70.5    7.39
State and political**. .    15.0    15.0    8.23    75.7    76.3    7.52   116.0   115.8    7.64   367.1   366.1    8.05
Other . . . . . . . . .      4.5     4.6    7.10    11.4    12.9    7.98     2.5     2.5    6.65   109.8   114.1    5.17***
                           -----------------------------------------------------------------------------------------------
                          $607.5  $608.1    5.97% $615.4  $620.5    6.41% $556.8  $550.5    6.63% $546.5  $550.7    7.39%***
--------------------------------------------------------------------------------------------------------------------------

                                 Mortgage-Backed and
                               Asset-Backed Securities                Total
-------------------------------------------------------------------------------------
                              Amor-                         Amor-
                              tized      Fair               tized      Fair
                               Cost     Value      Yield     Cost     Value     Yield
-------------------------------------------------------------------------------------
U.S. Treasury. . . . . .    $   --   $   --         --% $1,035.3  $1,027.5      5.81%
Mortgage-backed* . . . .   4,096.6   4,104.4      6.99   4,096.6   4,104.4      6.99
Other U.S. agencies. . .        --        --        --     588.9     595.0      6.88
State and political**. .        --        --        --     573.8     573.2      7.91
Other . . . . . . . . .       39.2      39.2      6.80     167.4     173.3      5.83***
                           ----------------------------------------------------------
                          $4,135.8  $4,143.6      6.99% $6,462.0  $6,473.4      6.84%***
-------------------------------------------------------------------------------------


HELD-TO-MATURITY
Maturing:                      Within 1 Year             1-5 Years                5-10 Years            Over 10 Years
--------------------------------------------------------------------------------------------------------------------------
                            Amor-                   Amor-                   Amor-                   Amor-
At December 31, 1996       tized    Fair           tized    Fair           tized    Fair           tized    Fair
(Dollars in Millions)       Cost   Value   Yield    Cost   Value   Yield    Cost   Value   Yield    Cost   Value   Yield
--------------------------------------------------------------------------------------------------------------------------
State and political**. .   $78.9   $79.9   9.08%  $407.1  $415.7    7.91% $299.4  $304.0    7.81%  $  .9   $  .9   10.21%
Other. . . . . . . . . .      --      --     --       --      --      --      --      --      --      --      --
                          ------------------------------------------------------------------------------------------------
                            $78.9  $79.9    9.08% $407.1  $415.7    7.91% $299.4  $304.0    7.81%  $  .9   $  .9   10.21%


                                 Mortgage-Backed and
                               Asset-Backed Securities                Total
---------------------------------------------------------------------------------------
                              Amor-                         Amor-
                              tized      Fair               tized      Fair
                               Cost     Value      Yield     Cost     Value     Yield
---------------------------------------------------------------------------------------
State and political**. .      $  --     $  --       -- %    $786.3    $800.5      7.99%
Other . . . . . . . . .        10.4      10.4     4.67        10.4      10.4      4.67
                          -------------------------------------------------------------
                              $10.4     $10.4     4.67%     $796.7    $810.9      7.95%




* VARIABLE RATE MORTGAGE-BACKED SECURITIES REPRESENTED 20% OF THE BALANCE OF MORTGAGE-BACKED SECURITIES.
** YIELDS ON STATE AND POLITICAL OBLIGATIONS THAT ARE NOT SUBJECT TO FEDERAL
    INCOME TAX HAVE BEEN ADJUSTED TO TAXABLE-EQUIVALENT USING A 35% TAX RATE. *** AVERAGE YIELD CALCULATIONS EXCLUDE EQUITY SECURITIES THAT HAVE NO STATED
    YIELD


U.S. Bancorp                                                                  41

TABLE 8  LOAN PORTFOLIO DISTRIBUTION



                                            1996                1995             1994                  1993            1992
-----------------------------------------------------------------------------------------------------------------------------------
                                                Percent            Percent            Percent             Percent          Percent
At December 31 (Dollars in Millions)     Amount of Total    Amount of Total    Amount  of Total    Amount of Total  Amount of Total
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL:
  Commercial and financial
    institutions . . . . . . . . . .   $18,366     35.1%  $17,177     34.8%  $15,400      33.2%  $15,014    34.2%  $13,112   33.2%
  Lease financing. . . . . . . . . .     1,848      3.5     1,549      3.1     1,257       2.7     1,131     2.6     1,116    2.8
  Agriculture. . . . . . . . . . . .     1,310      2.5     1,095      2.2     1,079       2.3     1,031     2.3       913    2.3
  Real estate:
     Commercial mortgage . . . . . .     8,036     15.3     6,864     13.9     6,189      13.4     5,550    12.7     5,201   13.2
     Construction. . . . . . . . . .     2,121      4.1     1,516      3.2     1,314       2.8     1,191     2.7     1,279    3.2
                                        ------------------------------------------------------------------------------------------
        Total commercial . . . . . .    31,681     60.5    28,201     57.2    25,239      54.4    23,917    54.5    21,621   54.7

CONSUMER:
  Residential mortgage . . . . . . .     4,953      9.5     6,722     13.6     7,177      15.5     6,775    15.4     6,296   15.9
  Residential mortgage held for sale       148       .3       343       .7       257        .6     1,929     4.4     1,644    4.2
  Home equity and second mortgage. .     4,917      9.4     4,011      8.1     3,500       7.5     2,790     6.4     2,374    6.0
  Credit card. . . . . . . . . . . .     3,632      6.9     3,391      6.9     3,465       7.5     2,795     6.4     2,678    6.8
  Automobile . . . . . . . . . . . .     3,515      6.7     3,453      7.0     3,481       7.5     2,662     6.1     1,956    4.9
  Revolving credit . . . . . . . . .     1,521      2.9     1,517      3.1     1,406       3.0     1,280     2.9     1,136    2.9
  Installment. . . . . . . . . . . .     1,408      2.7     1,239      2.5     1,400       3.0     1,314     3.0     1,569    4.0
  Student* . . . . . . . . . . . . .       580      1.1       468       .9       450       1.0       408      .9       246     .6
                                        ------------------------------------------------------------------------------------------
        Total consumer . . . . . . .    20,674     39.5    21,144     42.8    21,136      45.6    19,953    45.5    17,899   45.3
                                        ------------------------------------------------------------------------------------------
        Total loans. . . . . . . . .   $52,355    100.0%  $49,345    100.0%  $46,375     100.0%  $43,870   100.0%  $39,520  100.0%
-----------------------------------------------------------------------------------------------------------------------------------


* ALL OR PART OF THE STUDENT LOAN PORTFOLIO MAY BE SOLD WHEN THE REPAYMENT PERIOD BEGINS.

TABLE 9  COMMERCIAL REAL ESTATE EXPOSURE BY PROPERTY TYPE AND GEOGRAPHY


                                                          Percentage of Total
                                                             at December 31
                                                           -------------------
PROPERTY TYPE                                             1996           1995
--------------------------------------------------------------------------------
Retail . . . . . . . . . . . . . . . . . . . . .          15.9%          14.3%
Mixed-use office . . . . . . . . . . . . . . . .          12.6           11.0
Office building. . . . . . . . . . . . . . . . .          12.5           12.6
Multi-family . . . . . . . . . . . . . . . . . .          10.6           11.6
Hotel/motel. . . . . . . . . . . . . . . . . . .           9.8           11.2
Land . . . . . . . . . . . . . . . . . . . . . .           8.1            9.6
Single-family residential. . . . . . . . . . . .           6.2            4.8
Other, primarily owner-occupied. . . . . . . . .          24.3           24.9
                                                         ---------------------
                                                         100.0%         100.0%
--------------------------------------------------------------------------------
GEOGRAPHY
--------------------------------------------------------------------------------
Washington . . . . . . . . . . . . . . . . . . .          24.8%          26.9%
Oregon . . . . . . . . . . . . . . . . . . . . .          16.9           19.1
California . . . . . . . . . . . . . . . . . . .          12.0            7.5
Minnesota. . . . . . . . . . . . . . . . . . . .          10.4           11.1
Other. . . . . . . . . . . . . . . . . . . . . .          30.3           30.0
                                                         -----------------------
   Total USB region. . . . . . . . . . . . . . .          94.4           94.6
Southeast. . . . . . . . . . . . . . . . . . . .           2.6            2.6
Other Southwest. . . . . . . . . . . . . . . . .            .9            1.0
Other West . . . . . . . . . . . . . . . . . . .            .8             .8
Mid-Atlantic . . . . . . . . . . . . . . . . . .            .8             .3
Other Midwest. . . . . . . . . . . . . . . . . .            .5             .7
                                                         -----------------------
                                                         100.0%         100.0%
--------------------------------------------------------------------------------


42                                                                  U.S. Bancorp

TABLE 10  SUMMARY OF ALLOWANCE FOR CREDIT LOSSES



(Dollars in Millions)                                 1996           1995           1994           1993           1992
------------------------------------------------------------------------------------------------------------------------
Balance at beginning of year . . . . . . . .          $908.0         $862.3         $811.3         $811.2         $736.3

CHARGE-OFFS:
   Commercial:
      Commercial and financial institutions.            77.2           49.1           80.0           85.1          148.4
      Lease financing. . . . . . . . . . . .             2.3            1.3            2.3           11.3           12.1
      Agricultural . . . . . . . . . . . . .             6.9             .9            4.4            4.3            3.3
      Real estate:
         Commercial mortgage . . . . . . . .            17.0           22.1           49.8           73.6           73.1
         Construction. . . . . . . . . . . .             2.3             .4           12.2            6.2            9.1
                                                      ------------------------------------------------------------------
         Total commercial. . . . . . . . . .           105.7           73.8          148.7          180.5          246.0
   Consumer:
      Residential mortgage . . . . . . . . .             6.8            6.9            5.9            5.1            8.6
      Credit card. . . . . . . . . . . . . .           150.4          123.7          115.0          109.2          112.7
      Other. . . . . . . . . . . . . . . . .           134.3          121.6           82.2           75.4           81.5
                                                      ------------------------------------------------------------------
         Total consumer. . . . . . . . . . .           291.5          252.2          203.1          189.7          202.8
                                                      ------------------------------------------------------------------
         Total . . . . . . . . . . . . . . .           397.2          326.0          351.8          370.2          448.8

RECOVERIES:
   Commercial:
      Commercial and financial institutions.            52.7           51.6           56.8           52.8           54.7
      Lease financing. . . . . . . . . . . .              .6            1.3            2.2            1.4            3.1
      Agricultural . . . . . . . . . . . . .             2.7            3.7            2.6            2.4            2.7
      Real estate:
         Commercial mortgage . . . . . . . .            25.7           18.7           22.6           17.4           10.0
         Construction. . . . . . . . . . . .             1.0            2.5            2.9            3.4            2.9
                                                      ------------------------------------------------------------------
         Total commercial. . . . . . . . . .            82.7           77.8           87.1           77.4           73.4
   Consumer:
      Residential mortgage . . . . . . . . .             2.4            1.8            1.9            2.7            3.4
      Credit card. . . . . . . . . . . . . .            16.6           17.1           15.7           14.6           10.5
      Other. . . . . . . . . . . . . . . . .            34.0           34.2           26.5           24.0           25.1
                                                      ------------------------------------------------------------------
         Total consumer. . . . . . . . . . .            53.0           53.1           44.1           41.3           39.0
                                                      ------------------------------------------------------------------
         Total . . . . . . . . . . . . . . .           135.7          130.9          131.2          118.7          112.4

NET CHARGE-OFFS:
   Commercial:
      Commercial and financial institutions.            24.5           (2.5)          23.2           32.3           93.7
      Lease financing. . . . . . . . . . . .             1.7             --             .1            9.9            9.0
      Agricultural . . . . . . . . . . . . .             4.2           (2.8)           1.8            1.9             .6
      Real estate:
         Commercial mortgage . . . . . . . .            (8.7)           3.4           27.2           56.2           63.1
         Construction. . . . . . . . . . . .             1.3           (2.1)           9.3            2.8            6.2
                                                      ------------------------------------------------------------------
         Total commercial. . . . . . . . . .            23.0           (4.0)          61.6          103.1          172.6
   Consumer:
      Residential mortgage . . . . . . . . .             4.4            5.1            4.0            2.4            5.2
      Credit card. . . . . . . . . . . . . .           133.8          106.6           99.3           94.6          102.2
      Other. . . . . . . . . . . . . . . . .           100.3           87.4           55.7           51.4           56.4
                                                      ------------------------------------------------------------------
         Total consumer. . . . . . . . . . .           238.5          199.1          159.0          148.4          163.8
                                                      ------------------------------------------------------------------
         Total . . . . . . . . . . . . . . .           261.5          195.1          220.6          251.5          336.4

Provision charged to operating expense . . .           271.2          239.1          243.7          239.3          340.5
Additions related to acquisitions and other.            74.8            1.7           27.9           12.3           70.8
                                                      ------------------------------------------------------------------
Balance at end of year . . . . . . . . . . .          $992.5         $908.0         $862.3         $811.3         $811.2
                                                      ------------------------------------------------------------------
                                                      ------------------------------------------------------------------
Allowance as a percentage of period-end
   loans . . . . . . . . . . . . . . . . . .           1.90%          1.84%          1.86%          1.85%          2.05%
Allowance as a percentage of
   nonperforming loans . . . . . . . . . . .             369            367            233            175            134
Allowance as a percentage of nonperforming
   assets. . . . . . . . . . . . . . . . . .             310            283            186            130             98
------------------------------------------------------------------------------------------------------------------------



U.S. Bancorp                                                                  43

TABLE 11  ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES

                                                                                                Allocation as a
                                                   Allocation Amount at December 31       Percent of Loans Outstanding
-------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions)                           1996    1995    1994    1993    1992    1996   1995   1994   1993   1992
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL:
  Commercial and financial institutions. . .  $193.9  $160.5  $152.0  $192.9  $241.4    1.06%   .93%   .99%  1.28%  1.84%
  Lease financing. . . . . . . . . . . . . .    11.7     9.4    13.2    15.3    14.2     .63    .61   1.05   1.35   1.27
  Agricultural . . . . . . . . . . . . . . .    12.9     9.4     4.6     4.0     4.7     .98    .86    .43    .39    .51
  Real estate:
     Commercial mortgage . . . . . . . . . .    41.2    38.4    59.2    91.0   100.0     .51    .56    .96   1.64   1.92
     Construction. . . . . . . . . . . . . .    12.6     7.2     8.9     9.9    17.8     .59    .47    .68    .83   1.39
                                               --------------------------------------------------------------------------
     Total commercial. . . . . . . . . . . .   272.3   224.9   237.9   313.1   378.1     .86    .80    .94   1.31   1.75
CONSUMER:
  Residential mortgage . . . . . . . . . . .     8.3     8.8    11.6    14.9    16.0     .16    .12    .16    .17    .20
  Credit card. . . . . . . . . . . . . . . .    62.3    43.8    45.1    37.0    50.6    1.72   1.29   1.30   1.32   1.89
  Other. . . . . . . . . . . . . . . . . . .    59.5    56.7    51.0    39.7    44.2     .50    .53    .50    .47    .61
                                               --------------------------------------------------------------------------
     Total consumer. . . . . . . . . . . . .   130.1   109.3   107.7    91.6   110.8     .63    .52    .51    .46    .62
                                               --------------------------------------------------------------------------
  Total allocated. . . . . . . . . . . . . .   402.4   334.2   345.6   404.7   488.9     .77    .68    .75    .92   1.24
  Unallocated portion. . . . . . . . . . . .   590.1   573.8   516.7   406.6   322.3    1.13   1.16   1.11    .93    .82
                                               --------------------------------------------------------------------------
     Total allowance . . . . . . . . . . . .  $992.5  $908.0  $862.3  $811.3  $811.2    1.90%  1.84%  1.86%  1.85%  2.05%
-------------------------------------------------------------------------------------------------------------------------



TABLE 12  NET CHARGE-OFFS AS A PERCENTAGE OF AVERAGE LOANS OUTSTANDING

                                      1996   1995     1994    1993    1992
---------------------------------------------------------------------------
Commercial . . . . . . . . . . . .     .07%  (.02)%    .26%    .43%    .81%
Lease Financing. . . . . . . . . .     .10      --     .01     .91     .78
Credit Card. . . . . . . . . . . .    3.87    3.32    3.27    3.59    4.07
Other Consumer . . . . . . . . . .     .62     .53     .35     .34     .46
                                       ------------------------------------
  Total. . . . . . . . . . . . . .     .51%    .41%    .49%    .61%    .90%
---------------------------------------------------------------------------
---------------------------------------------------------------------------

TABLE 13  DELINQUENT LOAN RATIOS*
                                                 At December 31
                                      -------------------------------------
90 days or more past due              1996    1995    1994    1993    1992
---------------------------------------------------------------------------
COMMERCIAL:
  Commercial and financial
    institutions . . . . . . . . .     .74%    .48%    .49%    .63%   1.71%
  Lease financing. . . . . . . . .     .33     .68     .95    1.95    2.74
  Agricultural . . . . . . . . . .     .53     .30     .78    3.55    1.92
  Real estate:
    Commercial mortgage. . . . . .     .55    1.17    2.52    2.98    4.04
    Construction . . . . . . . . .     .91     .92    3.52    5.18    4.42
                                      -------------------------------------
    Total commercial . . . . . . .     .67     .68    1.18    1.59    2.50

CONSUMER:
  Residential mortgage . . . . . .    1.46    1.04    1.01    1.25    1.12
  Other. . . . . . . . . . . . . .     .47     .38     .29     .36     .39
                                      -------------------------------------
    Total consumer . . . . . . . .     .71     .59     .53     .66     .65
                                      -------------------------------------
    Total. . . . . . . . . . . . .     .69%    .64%    .88%   1.17%   1.66%
---------------------------------------------------------------------------
---------------------------------------------------------------------------

 * RATIOS INCLUDE NONPERFORMING LOANS AND ARE EXPRESSED AS A PERCENT OF ENDING LOAN BALANCES.


44                                                                  U.S. Bancorp

TABLE 14  NONPERFORMING ASSETS*

                                                 At December 31
                                      -------------------------------------
(Dollars in Millions)                 1996    1995    1994    1993    1992
---------------------------------------------------------------------------
COMMERCIAL:
  Commercial . . . . . . . . . . .  $132.7  $ 78.4  $ 72.6  $ 92.5  $216.6
  Lease financing. . . . . . . . .     5.3    10.5    11.5    21.4    28.7
  Agricultural . . . . . . . . . .     5.7     2.7     8.3    34.6    17.0
  Real estate:
     Commercial mortgage . . . . .    44.4    76.5   154.0   163.7   208.6
     Construction. . . . . . . . .    18.8    13.3    46.0    61.3    55.0
                                     --------------------------------------
     Total commercial. . . . . . .   206.9   181.4   292.4   373.5   525.9

CONSUMER:
  Residential mortgage . . . . . .    57.6    54.2    60.9    75.3    61.3
  Credit card. . . . . . . . . . .      --     5.7     7.5     7.6     8.1
  Other. . . . . . . . . . . . . .     4.8     6.3     9.0     8.4     9.5
                                     --------------------------------------
     Total consumer. . . . . . . .    62.4    66.2    77.4    91.3    78.9
                                     --------------------------------------
     Total nonperforming loans . .   269.3   247.6   369.8   464.8   604.8

OTHER REAL ESTATE. . . . . . . . .    43.2    66.5    87.5   151.5   217.0
OTHER NONPERFORMING ASSETS . . . .     7.5     6.2     5.6     5.6     9.2
                                     --------------------------------------
     Total nonperforming assets. .  $320.0  $320.3  $462.9  $621.9  $831.0
                                     --------------------------------------
                                     --------------------------------------

Accruing loans 90 days or more
  past due . . . . . . . . . . . .  $ 90.6  $ 68.8  $ 40.2  $ 47.0  $ 51.0
Nonperforming loans to
  total loans. . . . . . . . . . .     .51%    .50%    .80%   1.06%   1.53%
Nonperforming assets to total
  loans plus other real estate . .     .61     .65    1.00    1.41    2.09
Net interest lost on
  nonperforming loans. . . . . . .  $ 24.8  $ 23.2  $ 24.8  $ 29.2  $ 36.4
---------------------------------------------------------------------------
---------------------------------------------------------------------------

 * THROUGHOUT THIS DOCUMENT, NONPERFORMING ASSETS AND RELATED RATIOS DO NOT INCLUDE LOANS MORE THAN 90 DAYS PAST DUE AND STILL ACCRUING.

TABLE 15  INTEREST RATE SWAP HEDGING PORTFOLIO NOTIONAL BALANCES AND
         YIELDS BY MATURITY DATE



At December 31, 1996 (Dollars in Millions)
------------------------------------------------------------------------------------------------------------------------
                                                  Pay Fixed                            Pay and Receive Variable
------------------------------------------------------------------------------------------------------------------------
                                                   Weighted       Weighted                      Weighted       Weighted
                                                    Average        Average                       Average        Average
                                                   Variable          Fixed                      Variable       Variable
                                                   Interest       Interest                      Interest       Interest
                                    Notional           Rate           Rate       Notional           Rate           Rate
                                      Amount       Received           Paid         Amount       Received           Paid
------------------------------------------------------------------------------------------------------------------------
1997 . . . . . . . . . . . .           $  --             --%            --%         $  --             --%            --%
1998 . . . . . . . . . . . .             100           5.50           5.90             --             --             --
1999 . . . . . . . . . . . .              --             --             --            500           5.72           5.50
2000 . . . . . . . . . . . .              --             --             --             --             --             --
2001 . . . . . . . . . . . .              --             --             --             --             --             --
After 2001*. . . . . . . . .               8           5.66           8.34             --             --             --
                                     -----------------------------------------------------------------------------------
                                        $108           5.51%          6.08%          $500           5.72%          5.50%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                 Receive Fixed                                     Total
------------------------------------------------------------------------------------------------------------------------
                                                    Average        Average
                                                      Fixed       Variable                       Average        Average
                                                   Interest       Interest                      Interest       Interest
                                     Notional          Rate           Rate       Notional           Rate           Rate
                                       Amount      Received           Paid         Amount       Received           Paid
------------------------------------------------------------------------------------------------------------------------
1997 . . . . . . . . . . . .            $436           6.27%          5.52%          $436           6.27%          5.52%
1998 . . . . . . . . . . . .             904           6.10           5.56          1,004           6.04           5.60
1999 . . . . . . . . . . . .             450           6.40           5.61            950           6.04           5.55
2000 . . . . . . . . . . . .             153           6.58           5.55            153           6.59           5.55
2001 . . . . . . . . . . . .             175           6.54           5.62            175           6.54           5.62
After 2001*. . . . . . . . .             925           6.96           5.60            933           6.95           5.62
                                     -----------------------------------------------------------------------------------
                                      $3,043           6.49%          5.57%        $3,651           6.35%          5.58%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------



 * AMOUNTS MATURING AFTER THE YEAR 2001 HEDGE FIXED RATE SUBORDINATED NOTES AND COMMERCIAL LOANS.


U.S. Bancorp                                                                  45

TABLE 16  INTEREST RATE SENSITIVITY GAP ANALYSIS



                                                           Repricing Maturities
                                    ----------------------------------------------------------------------
                                   Less Than     3-6    6-12     1-5     More Than    Non-Rate
At December 31, 1996 (In Millions)   3 Months  Months  Months   Years       5 Years   Sensitive     Total
----------------------------------------------------------------------------------------------------------
Assets:
  Loans. . . . . . . . . . . . . .   $29,629  $2,719  $3,677 $11,918      $  4,412     $    --   $52,355
  Available-for-sale securities. .     1,399     380     741   2,049         1,890          14     6,473
  Held-to-maturity securities. . .        14      14      45     533           191          --       797
  Other earning assets . . . . . .     1,332      12      21     192            57          --     1,614
  Nonearning assets. . . . . . . .     1,198      10     266     811         3,427       2,798     8,510
                                    ----------------------------------------------------------------------
     Total assets. . . . . . . . .   $33,572  $3,135  $4,750 $15,503      $  9,977     $ 2,812   $69,749
                                    ----------------------------------------------------------------------
                                    ----------------------------------------------------------------------

Liabilities and Equity:
  Deposits . . . . . . . . . . . .   $20,098  $2,956  $3,273 $13,965       $ 9,056      $    8   $49,356
  Other purchased funds. . . . . .     6,469      --      99      11            13          --     6,592
  Long-term debt . . . . . . . . .     1,925     249     265   1,011         1,919          --     5,369
  Company-obligated mandatorily
     redeemable preferred
     securities of subsidiary
     trusts holding solely the
     junior subordinated debentures
     of the parent company . . . .        --      --      --      --           600          --       600
  Other liabilities. . . . . . . .        14      --     170      81            --       1,804     2,069
  Equity . . . . . . . . . . . . .        --      --      --      --           150       5,613     5,763
                                    ----------------------------------------------------------------------
     Total liabilities and equity.   $28,506  $3,205  $3,807 $15,068       $11,738     $ 7,425   $69,749
                                    ----------------------------------------------------------------------
Effect of off-balance sheet
  hedging instruments:
  Receiving fixed. . . . . . . . .   $   175  $   68  $  226 $ 1,582       $   925     $    --   $ 2,976
  Paying floating. . . . . . . . .    (2,968)     --      --      --            (8)         --    (2,976)
                                    ----------------------------------------------------------------------
     Total effect of
       off-balance sheet
       hedging instruments . . . .   $(2,793) $   68  $  226 $ 1,582       $   917     $    --   $    --
                                    ----------------------------------------------------------------------
Repricing gap. . . . . . . . . . .   $ 2,273  $   (2) $1,169 $ 2,017       $  (844)    $(4,613)  $    --
Cumulative repricing gap . . . . .     2,273   2,271   3,440   5,457         4,613          --
----------------------------------------------------------------------------------------------------------



THIS TABLE ESTIMATES THE REPRICING MATURITIES OF THE COMPANY'S ASSETS, LIABILITIES, AND HEDGING INSTRUMENTS BASED UPON THE COMPANY'S ASSESSMENT OF THE REPRICING CHARACTERISTICS OF CONTRACTUAL AND NON-CONTRACTUAL INSTRUMENTS. NON-CONTRACTUAL DEPOSIT LIABILITIES ARE ALLOCATED AMONG THE VARIOUS MATURITY CATEGORIES AS FOLLOWS: APPROXIMATELY 40 PERCENT OF REGULAR SAVINGS, 30 PERCENT OF INTEREST-BEARING CHECKING, 50 PERCENT OF MONEY MARKET CHECKING, AND 60 PERCENT OF MONEY MARKET SAVINGS BALANCES ARE REFLECTED IN THE LESS THAN 3 MONTHS CATEGORY, WITH THE REMAINDER PLACED IN THE 1-5 YEARS CATEGORY. APPROXIMATELY 69 PERCENT OF DEMAND DEPOSITS AND RELATED NONEARNING ASSET ACCOUNTS IS ALLOCATED IN THE MORE THAN 5 YEARS CATEGORY, 14 PERCENT IS ALLOCATED IN THE 1-5 YEARS CATEGORY WITH THE REMAINING ALLOCATED IN THE LESS THAN 3 MONTHS CATEGORY.

TABLE 17  CAPITAL RATIOS

At December 31 (Dollars in Millions)             1996      1995      1994
--------------------------------------------------------------------------------
Tangible common equity*. . . . . . . . . . .   $ 4,625   $ 4,498   $ 4,249
  As a percent of assets . . . . . . . . . .       6.7%      6.9%      6.6%
Tier 1 capital** . . . . . . . . . . . . . .   $ 4,983   $ 4,408   $ 4,365
  As a percent of risk-adjusted assets . . .       7.6%      7.4%      8.0%
Total risk-based capital** . . . . . . . . .   $ 7,777   $ 6,745   $ 6,244
  As a percent of risk-adjusted assets . . .      11.9%     11.4%     11.4%
Leverage ratio** . . . . . . . . . . . . . .       7.5       7.0       6.9
--------------------------------------------------------------------------------

 *  DEFINED AS COMMON EQUITY LESS GOODWILL.
 ** IN ACCORDANCE WITH REGULATORY GUIDELINES, UNREALIZED SECURITIES GAINS AND
    LOSSES ARE EXCLUDED AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE PREFERRED SECURITIES OF SUBSIDIARY TRUSTS HOLDING SOLELY THE JUNIOR SUBORDINATED DEBENTURES OF THE PARENT COMPANY ARE INCLUDED IN THESE CALCULATIONS. IN ADDITION, EQUITY CAPITAL RELATED TO DEFERRED TAX ASSETS IS LIMITED.


46                                                                  U.S. Bancorp

TABLE 18  SUBSIDIARY CAPITAL RATIOS

                                                                            At December 31, 1996
                                                              -----------------------------------------------------
                                                                               Total
                                                               Tier 1     Risk-based                         Total
(Dollars in Millions)                                         Capital        Capital       Leverage         Assets
-------------------------------------------------------------------------------------------------------------------
REGULATORY CAPITAL REQUIREMENTS:
Minimum. . . . . . . . . . . . . . . . . . . . . . . .            4.0%           8.0%           3.0%
Well-capitalized . . . . . . . . . . . . . . . . . . .            6.0           10.0            5.0

BANK AND THRIFT SUBSIDIARIES:
First Bank National Association (Minnesota)**. . . . .            7.0           11.4            7.3        $17,055
United States National Bank of Oregon**. . . . . . . .            7.2           10.9            7.7         14,290
U.S. Bank of Washington, National Association**. . . .            6.9           10.5            7.4          9,704
Colorado National Bank** . . . . . . . . . . . . . . .            7.2           11.5            6.2          6,894
First Bank, fsb**. . . . . . . . . . . . . . . . . . .              *           15.5            7.7          4,937
U.S. Bank of Idaho** . . . . . . . . . . . . . . . . .            7.0           10.4            6.0          3,824
First Bank National Association (Nebraska)** . . . . .            9.6           12.7            6.9          3,511
U.S. Bank of California**. . . . . . . . . . . . . . .           10.1           12.3            7.9          2,063
First Bank of South Dakota (National Association)**. .            8.3           12.6            7.9          1,940
First Bank Montana, National Association . . . . . . .            7.7           12.0            8.7          1,181
First Bank (N.A.) (Wisconsin)**. . . . . . . . . . . .            7.7           12.1            8.4          1,156
U.S. Bank of Nevada**. . . . . . . . . . . . . . . . .            8.2           10.6            6.3          1,145
First Bank National Association (Illinois)** . . . . .           10.6           13.7            7.0            928
U.S. Bank Utah** . . . . . . . . . . . . . . . . . . .            9.2           10.5            7.9            812
U.S. Savings Bank of Washington**. . . . . . . . . . .           24.2           25.4           14.5            670
Colorado National Bank Aspen** . . . . . . . . . . . .           31.1           32.4           16.9             52
First National Bank of East Grand Forks**. . . . . . .           23.4           26.5           14.2             38
First State Bank of Oregon . . . . . . . . . . . . . .          353.1          353.1           74.1              4
-------------------------------------------------------------------------------------------------------------------


NOTE: THESE BALANCES AND RATIOS WERE PREPARED IN ACCORDANCE WITH REGULATORY ACCOUNTING PRINCIPLES AS DISCLOSED IN THE SUBSIDIARIES' REGULATORY REPORTS.
 * AT DECEMBER 31, 1996, FIRST BANK, FSB, A THRIFT SUBSIDIARY OF THE COMPANY, HAD TANGIBLE CAPITAL OF 7.7 PERCENT, CORE CAPITAL OF 11.2 PERCENT AND RISK-BASED CAPITAL OF 15.5 PERCENT AS COMPARED WITH THRIFT REGULATORY MINIMUMS OF 1.5 PERCENT, 3.0 PERCENT AND 8.0 PERCENT, RESPECTIVELY.
 ** MERGED INTO U.S. BANK NATIONAL ASSOCIATION UNDER THE RIEGLE-NEAL
    INTERSTATE BANKING AND BRANCHING EFFICIENCY ACT OF 1994 IN 1997.


TABLE 19  FOURTH QUARTER SUMMARY

                                                         Three Months Ended
                                                             December 31
                                                        ---------------------
(Dollars in Millions, Except Per Share Data)             1996           1995
--------------------------------------------------------------------------------
CONDENSED INCOME STATEMENT:
Net interest income (taxable-equivalent basis) .        $779.4         $722.6
Provision for credit losses  . . . . . . . . . .          75.5           82.4
                                                         -----------------------
  Net interest income after provision for
    credit losses. . . . . . . . . . . . . . . .         703.9          640.2
Securities gains . . . . . . . . . . . . . . . .            .5             .7
Gain on sale of mortgage banking operations,
branches and other assets. . . . . . . . . . . .            --             .8
Other noninterest income . . . . . . . . . . . .         361.0          323.2
Merger, integration, and resizing. . . . . . . .            --           90.3
Other noninterest expense. . . . . . . . . . . .         588.8          578.2
                                                         -----------------------
  Income before income taxes . . . . . . . . . .         476.6          296.4
Taxable-equivalent adjustment. . . . . . . . . .          16.0           15.4
Income taxes . . . . . . . . . . . . . . . . . .         168.5          108.9
                                                         -----------------------
  Net income . . . . . . . . . . . . . . . . . .        $292.1         $172.1
                                                         -----------------------
                                                         -----------------------
Return on average assets . . . . . . . . . . . .          1.71%          1.07%
Return on average common equity. . . . . . . . .          20.1           12.8
Net interest margin (taxable-equivalent basis) .          5.09           5.01
Efficiency ratio . . . . . . . . . . . . . . . .          51.6           63.9

PER SHARE DATA:
Net income (primary) . . . . . . . . . . . . . .        $ 1.15         $  .68
Net income (fully diluted) . . . . . . . . . . .          1.14            .67
Common dividends paid. . . . . . . . . . . . . .         .4125          .3625
--------------------------------------------------------------------------------


U.S. Bancorp                                                                  47

[LOGO]


P.O. Box 522
Minneapolis, Minnesota 55480

http://www.fbs.com



SHAREHOLDER INQUIRIES

COMMON STOCK TRANSFER AGENT AND REGISTRAR
First Chicago Trust Company of New York acts as transfer agent and registrar, dividend paying agent, and dividend reinvestment plan agent for U.S. Bancorp, and maintains all shareholder records for the corporation. For information about U.S. Bancorp stock, or if you have questions regarding your stock certificates (including transfers), address or name changes, lost dividend checks, lost stock certificates, or Form 1099s, please call First Chicago's Shareholder Services Center at (800) 446-2617, weekdays, 8:00 a.m. to 10:00 p.m. EST, and Saturdays, 8:00 a.m. to 3:30 p.m. EST. The TDD telephone number for the hearing impaired is
(201) 222-4955.

First Chicago Trust Company of New York
P.O. Box 2500
Jersey City, New Jersey 07303-2500

Telephone: (201) 324-0498
Fax: (201) 222-4892
Internet address: http://www.fctc.com
E-mail address: fctc@fcnbd.com

COMMON STOCK LISTING AND TRADING
U.S. Bancorp Common Stock is listed and traded on the New York Stock Exchange under the ticker symbol USB.

DIVIDENDS
U.S. Bancorp currently pays quarterly dividends on its Common Stock on or about the 15th of March, June, September and December, subject to prior Board approval. Shareholders may choose to have dividends electronically deposited directly into their bank accounts. For enrollment information, please call First Chicago at (800) 446-2617.

DIVIDEND REINVESTMENT PLAN
U.S. Bancorp shareholders can take advantage of a plan that provides automatic reinvestment of dividends and/or optional cash purchases of additional shares of U.S. Bancorp Common Stock up to $60,000 per calendar year. If you would like more information, please contact First Chicago Trust Company of New York, P.O. Box 2598, Jersey City, New Jersey 07303-2598, (800) 446-2617.

INVESTMENT COMMUNITY CONTACTS
John R. Danielson
Senior Vice President, Investor and Corporate Relations
(612) 973-2261

Judith T. Murphy
Vice President, Investor Relations
(612) 973-2264

General Information, Investor and Corporate Relations
(612) 973-2263
U.S. Bancorp
P.O. Box 522
Minneapolis, MN 55480

FINANCIAL INFORMATION
U.S. Bancorp news and financial results are available by fax, mail and the company's web site.

FAX. To access our fax-on-demand service, call (800) 758-5804. When asked, enter U.S. Bancorp's extension number, "312402." Enter "1" for the most current news release or "2" for a menu of news releases. Enter your fax and telephone numbers as directed. The information will be faxed to you promptly.

MAIL. At your request, we will mail to you our quarterly earnings news releases. To be added to U.S. Bancorp's mailing list, please contact Investor and Corporate Relations, U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55402-4302, (612) 973-2434.

WEB SITE. For information about U.S. Bancorp, including news and financial results, product information, and service locations, access our home page on the World Wide Web. The address is http://www.fbs.com. Additional information for customers of our U.S. Bank affiliates is available at http://www.usbank.com.